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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

COHEN & COMPANY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT DATED APRIL 21, 2020—SUBJECT TO COMPLETION

INFORMATION ABOUT THE ANNUAL MEETING

                                    , 2020

Dear Stockholder:

        You are cordially invited to attend the annual meeting of stockholders of Cohen & Company Inc., which will be held on June 18, 2020, at 10:00 a.m., Eastern Time. The annual meeting will be held entirely online due to the public health impact of the Coronavirus (COVID-19) outbreak and to support the health and well-being of our stockholders, employees and directors. You can attend and participate in the annual meeting online by visiting www.virtualshareholdermeeting.com/COHN2020 where you will be able to listen to the annual meeting live, submit questions and vote. Please see the "How You May Vote" section of this proxy statement for more details regarding the logistics of the virtual meeting, including the ability of stockholders to submit questions during the annual meeting, and technical details and support related to accessing the virtual platform for the annual meeting.

        We are pleased to furnish our proxy materials to most of our stockholders over the Internet. We believe that this e-proxy process expedites stockholders' receipt of our proxy materials and reduces the costs and environmental impact of our annual meeting. Only stockholders (also known as "record holders") who directly owned shares of our common stock, our Series E Voting Non-Convertible Preferred Stock and/or our Series F Voting Non-Convertible Preferred Stock (collectively, our "voting preferred stock") as of the close of business on April 17, 2020, the record date for the annual meeting, will receive paper copies of our proxy materials. On or about        , 2020, we will have mailed to our record holders our proxy materials and, to all of our other stockholders, a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2020 proxy statement and annual report and vote online. For those stockholders that only receive a Notice of Internet Availability of Proxy Materials, the Notice contains instructions on how you can receive a paper copy of the proxy statement and annual report.

        The attached proxy statement, with the accompanying formal notice of the annual meeting, describes the matters expected to be acted upon at the annual meeting. We urge you to review these materials carefully and to take part in the affairs of our company by voting on the matters described in the proxy statement.

        Your vote is very important. You may vote your shares of common stock and/or voting preferred stock via a toll-free telephone number or over the Internet. If you received a paper copy of the proxy card by mail, you may vote by signing, dating and mailing the proxy card in the envelope provided. Instructions regarding these three methods of voting are contained in our proxy materials. If you attend the annual meeting, you may continue to have your shares of common stock and/or voting preferred stock voted as instructed in your proxy or you may withdraw your proxy and vote your shares of common stock and/or voting preferred stock at the annual meeting.

        On behalf of our management team and our Board of Directors, I would like to express our appreciation for your continued support of Cohen & Company Inc.

Sincerely,

Daniel G. Cohen
 Chairman

ELECTRONIC AND TELEPHONE PROXY AUTHORIZATION

        Cohen & Company Inc.'s stockholders of record on the close of business on April 17, 2020, the record date for the 2020 Annual Meeting of Stockholders, may authorize their proxies to vote their shares by telephone or Internet by following the instructions in Cohen & Company Inc.'s proxy materials. If you have any questions regarding how to authorize your proxy by telephone or Internet, please call Cohen & Company Inc. Investor Relations at (215) 701-8952.

PRELIMINARY PROXY STATEMENT DATED APRIL 21, 2020—SUBJECT TO COMPLETION

COHEN & COMPANY INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Cohen & Company Inc.:

        Notice is hereby given that the annual meeting of stockholders of Cohen & Company Inc., a Maryland corporation, will be held on June 18, 2020, at 10:00 a.m., Eastern Time. The annual meeting will be held entirely online due to the public health impact of the Coronavirus (COVID-19) outbreak and to support the health and well-being of our stockholders, employees and directors. You can attend and participate in the annual meeting online by visiting www.virtualshareholdermeeting.com/COHN2020, where you will be able to listen to the annual meeting live, submit questions and vote. To join the annual meeting, you will need to have your 16-digit control number, which is included in the Notice (as defined below) and the proxy card sent to you or, if you are a beneficial owner who did not receive such number, it may be obtained upon request to the broker, bank, or other nominee that holds your shares. Please see the "How You May Vote" section of our definitive proxy statement in connection with the annual meeting, filed with the Securities and Exchange Commission on April     , 2020 (the "Proxy Statement"), for more details regarding the logistics of the virtual annual meeting, including the ability of stockholders to submit questions, and technical details and support related to accessing the virtual platform for the annual meeting.

        The annual meeting will be held for the following purposes:

  1.
  To elect five directors, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or retirement;

  2.
  To approve, in accordance with Section 713(a) of the NYSE American Company Guide, the Company's potential issuance of up to 2,242,954 shares of the Company's common stock, par value $0.01 per share ("common stock"), pursuant to the potential redemption of up to 22,429,541 units of membership interests in Cohen & Company, LLC ("LLC Units") issued pursuant to the Securities Purchase Agreement, dated December 30, 2019, by and among the Company, Cohen & Company, LLC, Daniel G. Cohen and The DGC Family Fintech Trust;

  3.
  To approve the Cohen & Company 2020 Long-Term Incentive Plan;

  4.
  To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020; and

  5.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        We are furnishing proxy materials to you electronically, via the Internet, instead of mailing printed copies of those materials to each stockholder. We believe that this process expedites receipt of our proxy materials by stockholders, while lowering the costs and reducing the environmental impact of our annual meeting. We have provided a Notice of Internet Availability of Proxy Materials (the "Notice") to our stockholders of record on April 17, 2020. The Notice contains instructions on how to access the Proxy Statement and annual report over the Internet and how to vote online. The Notice also includes instructions on how you can request and receive a paper copy of the Proxy Statement and Company's 2019 Annual Report for the annual meeting.

        Our Board of Directors has fixed the close of business on April 17, 2020 as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting, and at any adjournments or postponements thereof. Only stockholders of record of our common stock, our Series E Voting Non-Convertible Preferred Stock, par value $0.001 per share, and our Series F Voting Non-Convertible Preferred Stock, par value $0.001 per share, at the close of business on the record date will be entitled to notice of, and to vote at, the annual meeting and at any adjournments or postponements thereof.

        The Board has a contractual obligation to recommend to the Company's stockholders the election of Daniel G. Cohen, the current Chairman of the Board, at the Company's 2020 Annual Meeting of Stockholders, as further described in the section entitled "Rights of Certain Stockholders to Nominate Directors" under Proposal One—Election of Directors.

        Your vote is very important. Accordingly, you are asked to vote, whether or not you plan to attend the annual meeting. You may vote: (1) by telephone, by calling the toll-free number as instructed in our proxy materials, (2) by using the Internet, as instructed in our proxy materials, (3) by mail (if you received your proxy materials by mail), by marking, signing, dating and returning the attached proxy card in the postage-paid envelope that we have provided, or (4) by attending the annual meeting over the Internet. For specific instructions on voting, please refer to our proxy materials or the information forwarded to your broker, bank or other holder of record. Any stockholder of our company attending the annual meeting over the Internet may vote at the meeting even if he or she has previously voted using the telephone, the Internet or a proxy card. If you plan to attend the annual meeting to vote over the Internet and your shares are registered with our transfer agent, Computershare, in the name of a broker, bank or other nominee, you must obtain a proxy issued in your name from such broker, bank or other nominee, as described in the Proxy Statement.

By Order of the Board of Directors,

Rachael Fink
 Secretary
            , 2020

PROPOSAL ONE—ELECTION OF DIRECTORS	7
INFORMATION REGARDING THE POTENTIAL ISSUANCE OF UP TO 2,242,954 SHARES OF COMMON STOCK IN CONNECTION WITH THE 2019 LLC UNITS ISSUED PURSUANT TO THE 2019 UNIT PURCHASE AGREEMENT	11
PROPOSAL TWO—APPROVAL OF, IN ACCORDANCE WITH SECTION 713(a) OF THE NYSE AMERICAN COMPANY GUIDE, THE COMPANY'S POTENTIAL ISSUANCE OF UP TO 2,242,954 SHARES OF COMMON STOCK IN CONNECTION WITH THE POTENTIAL REDEMPTION OF UP TO 22,429,541 LLC UNITS IN COHEN & COMPANY, LLC ISSUED PURSUANT TO THE 2019 UNIT PURCHASE AGREEMENT	25
PROPOSAL THREE—APPROVAL OF THE COHEN & COMPANY INC. 2020 LONG-TERM INCENTIVE PLAN	26
EXECUTIVE COMPENSATION	34
COMPENSATION OF DIRECTORS	46
PROPOSAL FOUR—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	47
PRINCIPAL ACCOUNTING FIRM FEES	48
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	49
SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	51
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	55
CORPORATE GOVERNANCE AND BOARD OF DIRECTORS INFORMATION	56
MEETINGS AND COMMITTEES OF OUR BOARD OF DIRECTORS	60
EXECUTIVE OFFICERS	62
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	63
OTHER MATTERS	69
STOCKHOLDER PROPOSALS	70
ANNUAL REPORT ON FORM 10-K	71
WHERE YOU CAN FIND MORE INFORMATION	72

ANNEXES:

Annex A	Securities Purchase Agreement, dated December 30, 2019, by and among Cohen & Company Inc., Cohen & Company, LLC, Daniel G. Cohen, and The DGC Family Fintech Trust
Annex B	Opinion of the Financial Advisor
Annex C	Cohen & Company Inc. 2020 Long-Term Incentive Plan

i

COHEN & COMPANY INC.
Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2020

INFORMATION ABOUT THE ANNUAL MEETING

Why You Have Received This Proxy Statement

        You have received these proxy materials because the Board of Directors (the "Board" or the "Board of Directors") of Cohen & Company Inc., a Maryland corporation (the "Company"), is soliciting your proxy to vote your shares at the Company's 2020 Annual Meeting of Stockholders, or the meeting, to be held on June 18, 2020 at 10:00 a.m., Eastern Time. The meeting will be held entirely online due to the public health impact of the Coronavirus (COVID-19) outbreak and to support the health and well-being of our stockholders, employees and directors. Stockholders of record as of April 17, 2020, will be able to attend and participate in the meeting online by accessing www.virtualshareholdermeeting.com/COHN2020 and attending the log in instructions below. Even if you plan to attend the meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the meeting online.

        This proxy statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission, or the SEC, and that is designed to assist you in voting your shares. On or about            , 2020, paper copies of our proxy materials will have been mailed to our stockholders who directly own shares of our common stock and voting preferred stock (known as "record holders") as of the close of business on April 17, 2020. In addition, on or about            , 2020, the Notice of Internet Availability of Proxy Materials (the "Notice"), containing instructions on how to access this proxy statement and our annual report and how to vote over the Internet will have been mailed to all of our other stockholders as of the close of business on April 17, 2020.

Notice of Electronic Availability of Proxy Statement and Annual Report

        As permitted by SEC rules, the Company is making this proxy statement and its annual report available to its stockholders electronically via the Internet. On or about            , 2020, we will have mailed to our stockholders (other than record holders) the Notice, which contains instructions on how to access this proxy statement and our annual report and vote online. If you received the Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy statement and annual report over the Internet. The Notice also instructs you on how you may submit your proxy over the Internet. If you received the Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Notice.

Who May Vote

        Only holders of record of shares of our common stock, par value $0.01 per share ("common stock"), our Series E Voting Non-Convertible Preferred Stock, par value $0.001 per share ("Series E Preferred Stock"), and our Series F Voting Non-Convertible Preferred Stock, par value $0.001 per share ("Series F Preferred Stock"), at the close of business on April 17, 2020, the record date for the meeting (the "record date"), are entitled to receive notice of, and to vote at, the meeting or any adjournment or postponement thereof. Each stockholder of record as of the close of business on the record date is entitled to one vote on each matter properly brought before the meeting for (i) each share of common stock held by such stockholder as of such time, (ii) every ten shares of Series E

Preferred Stock held by such stockholder as of such time, and (iii) every ten shares of Series F Preferred Stock held by such stockholder as of such time.

How You May Vote

        You may vote using any of the following methods:

        BY MAIL:    If you have received your proxy materials by mail, mark, sign and date the attached proxy card and return it in the postage-paid envelope that we have provided. The named proxies will vote your shares according to your directions. If you sign and submit the proxy card, which is attached to this proxy statement, without indicating your vote, the named proxies will vote your shares in favor of the Company's nominees named in this proxy statement and in favor of all other proposals.

        BY TELEPHONE OR OVER THE INTERNET:    Authorize a proxy by telephone by following the instructions in the attached proxy card or over the Internet by following the instructions in the Notice. If you hold shares of the Company's common stock, Series E Preferred Stock or Series F Preferred Stock in "street name," please refer to the voting instruction form used by your broker, bank or nominee to see if you may submit voting instructions by telephone or over the Internet. If you vote by telephone or over the Internet, you do not need to return the attached proxy card to the Company by mail.

BY ATTENDING THE ANNUAL MEETING IN OVER THE INTERNET:

        The meeting will be held entirely online due to the public health impact of the Coronavirus (COVID-19) outbreak and to support the health and well-being of our stockholders, employees and directors. Stockholders of record as of April 17, 2020, will be able to attend and participate in the meeting online by accessing www.virtualshareholdermeeting.com/COHN2020 and attending the log in instructions below. Even if you plan to attend the meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the meeting online.

        Access to the Audio Webcast of the Annual Meeting.    The live audio webcast of the meeting will begin promptly at 10:00 a.m., Eastern Time. Online access to the audio webcast will open approximately thirty minutes prior to the start of the meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the meeting prior to the start time.

        Log in Instructions.    To attend the meeting, log in at www.virtualshareholdermeeting.com/COHN2020. Stockholders will need their unique 16-digit control number, which appears on the Notice and the proxy card sent to them. In the event that you do not have a control number, please contact your broker, bank, or other nominee as soon as possible and no later than June 4, 2020, so that you can be provided with a control number and gain access to the meeting. If, for any reason, you are unable to locate your control number, you will still be able to join the virtual meeting as a guest by accessing www.virtualshareholdermeeting.com/COHN2020 and following the guest log-in instructions; you will not, however, be able to vote or ask questions.

        Submitting Questions at the virtual Annual Meeting.    As part of the meeting, we will hold a live question and answer session, during which we intend to answer questions submitted during the meeting that are pertinent to the Company and the meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

        Technical Assistance.    Beginning 30 minutes prior to the start of and during the meeting, we will have support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, call our support team which will be posted on www.virtualshareholdermeeting.com/COHN2020.

        Availability of live webcast to team members and other constituents.    The live audio webcast will be available to not only our stockholders but also to other constituents. Such constituents will be able to attend the online platform for the meeting by accessing www.virtualshareholdermeeting.com/COHN2020 and following the guest log-in instructions; they will not, however, be able to vote or ask questions.

Submitting and Revoking Proxies

        We encourage stockholders to submit their proxies in advance of the meeting. Voting by proxy in advance of the meeting will in no way limit your right to attend and vote at the meeting if you later decide to attend the meeting online. If you are a record holder and have given a proxy to vote your shares, then you may revoke your proxy at any time before it is exercised by: (i) giving written notice of revocation no later than the commencement of the meeting to our Secretary, Rachael Fink, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104; (ii) delivering no later than the commencement of the meeting a properly executed, later-dated proxy to our Secretary, Rachael Fink, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104; or (iii) voting online at the meeting.

        If your shares are held in "street name" by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee to submit, change or revoke your voting instructions.

Beneficial Owners

        As a beneficial owner, you are also invited to attend the meeting online at www.virtualshareholdermeeting.com/COHN2020 and you may use your 16-digit control number to vote your shares.

Obligation to Nominate Daniel G. Cohen

        The Board has a contractual obligation to recommend to the Company's stockholders the election of Daniel G. Cohen, the current Chairman of the Board, to the Board at the Company's 2020 Annual Meeting of Stockholders. See Proposal One—Election of Directors, "Rights of Certain Stockholders to Nominate Directors" below.

How Shares Will be Voted

        The named proxies will vote in accordance with your instructions on the matters set forth below and will vote upon any other business that may properly come before the meeting in their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If you are a holder of record of shares of common stock, Series E Preferred Stock or Series F Preferred Stock and you return a properly executed proxy, but do not provide instructions as to one or more matters, the persons named as proxies intend to cast all of the votes you are entitled to cast: (i) FOR the election to the Board of Messrs. Cohen, Dawson, DiMaio and Haraburda and Ms. Liberto, the Company's nominees for directorship positions at the meeting; (ii) FOR the approval, in accordance with Section 713(a) of the NYSE American Company Guide, of the Company's potential issuance of up to 2,242,954 shares of common stock pursuant to the potential redemption of up to 22,429,541 units of membership interests in Cohen & Company, LLC ("LLC Units"), the Company's subsidiary, issued pursuant to the Securities Purchase Agreement, dated December 30, 2019, by and among the Company, Cohen & Company, LLC, Daniel G. Cohen, and The DGC Family Fintech Trust (the "2019 Unit Purchase Agreement"); (iii) FOR the approval of the Cohen & Company Inc. 2020 Long-Term

Incentive Plan; and (iv) FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020. Other than the matters set forth in this proxy statement and any procedural matters relating to the matters set forth herein, we are not aware of any other nominees for election as directors or other business that may properly be brought before the meeting.

Quorum

        The presence, in person or represented by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting is necessary to constitute a quorum at the meeting. As of the record date, there were 1,246,710 shares of common stock outstanding and entitled to vote at the meeting, 4,983,557 shares of Series E Preferred Stock outstanding and entitled to vote at the meeting and 22,429,541 shares of Series F Preferred Stock outstanding and entitled to vote at the meeting. The common stock, the Series E Preferred Stock and Series F Preferred Stock vote together on all matters. Each stockholder of record as of the close of business on the record date is entitled to one vote on each matter properly brought before the meeting for (i) each share of common stock held by such stockholder as of such time, (ii) every ten shares of Series E Preferred Stock held by such stockholder as of such time, and (iii) every ten shares of Series F Preferred Stock held by such stockholder as of such time.

        If a quorum is not present at the meeting, the stockholders present in person or represented by proxy have, or the presiding officer at the meeting has, the power to adjourn the meeting until a quorum is present or represented. Under Maryland law, the presiding officer at the meeting also has the power to adjourn the meeting for any reason, regardless of whether a quorum is present.

Required Vote to Approve Each Proposal

        For Proposal One (the election of five directors to the Board), the five nominees receiving a plurality of the votes cast (that is, the five nominees receiving the greatest number of votes) will be elected to the Board. A proxy marked "withhold" with respect to the election of a director will not be voted as to the director indicated, but will be counted for purposes of determining whether there is a quorum at the meeting.

        In order to be approved, Proposals Two (the approval of the Company's potential issuance of up to 2,242,954 shares of common stock pursuant to the potential redemption of up to 22,429,541 LLC Units issued pursuant to the 2019 Unit Purchase Agreement), Three (the approval of the Cohen & Company Inc. 2020 Long-Term Incentive Plan); and Four (the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020) each require the affirmative vote of the majority of all of the votes cast by stockholders present in person or represented by proxy at the meeting and entitled to vote thereon.

Abstentions and Broker Non-Votes

        For purposes of Proposals One (the election of directors), Two (the approval of the Company's potential issuance of up to 2,242,954 shares of common stock pursuant to the potential redemption of up to 22,429,541 LLC Units issued pursuant to the 2019 Unit Purchase Agreement), Three (the approval of the Cohen & Company Inc. 2020 Long-Term Incentive Plan); and Four (the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020) and the approval of any other matters properly presented at the meeting, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. A "broker non-vote" results when a broker, bank or other nominee properly executes and returns a proxy but indicates that the nominee is not voting with respect to a particular matter because the nominee has not received voting instructions from the beneficial owner.

How Brokers and Nominees May Vote Your Shares

        Brokerage firms or other nominees may not vote your shares with respect to matters that are not "routine" under the rules that guide how most brokers vote your stock.

        Proposals One (the election of directors), Two (the approval of the Company's potential issuance of up to 2,242,954 shares of common stock pursuant to the potential redemption of up to 22,429,541 LLC Units issued pursuant to the 2019 Unit Purchase Agreement), and Three (the approval of the Cohen & Company Inc. 2020 Long-Term Incentive Plan) are not "routine" matters. Accordingly, most brokerage firms or other nominees may not vote your shares with respect to such proposals without specific instructions from you as to how your shares are to be voted. Proposal Four (the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020) is a "routine" matter and, therefore, brokerage firms and other nominees will have discretion to vote on such proposal.

Shares Owned by Directors and Officers

        As of the record date, our executive officers and directors directly own, in the aggregate, shares of the Company's securities representing approximately 68% of the votes entitled to be cast at the meeting, and intend to vote (i) FOR the election to the Board of Messrs. Cohen, Dawson, DiMaio and Haraburda and Ms. Liberto, the Company's nominees for directorship positions at the meeting; (ii) FOR the approval, in accordance with Section 713(a) of the NYSE American Company Guide, of the Company's potential issuance of up to 2,242,954 shares of common stock pursuant to the potential redemption of up to 22,429,541 LLC Units issued pursuant to the 2019 Unit Purchase Agreement; (iii) FOR the approval of the Cohen & Company Inc. 2020 Long-Term Incentive Plan; and (iv) FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020. Based on the foregoing, (i) the election to the Board of Messrs. Cohen, Dawson, DiMaio and Haraburda and Ms. Liberto, the Company's nominees for directorship positions at the meeting; (ii) the approval, in accordance with Section 713(a) of the NYSE American Company Guide, of the Company's potential issuance of up to 2,242,954 shares of common stock pursuant to the potential redemption of up to 22,429,541 LLC Units issued pursuant to the 2019 Unit Purchase Agreement; (iii) the approval of the Cohen & Company Inc. 2020 Long-Term Incentive Plan; and (iv) the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020 are all assured.

No Appraisal Rights

        None of the Proposals, if approved, entitle stockholders to appraisal rights under Maryland law or our charter documents.

Other Information to Review Before Voting

        This proxy statement and our Annual Report on Form 10-K, as amended, are both available on our website at http://www.cohenandcompany.com.

Householding of Proxy Material

        The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," can result in cost savings. A number of brokers with account holders who are our stockholders will be "householding" our proxy materials. A single Notice will be delivered to multiple stockholders who share an address unless we received contrary instructions from the impacted stockholders prior to the mailing date. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate copy of the Notice, our annual report, proxy statement and other proxy materials, please notify your broker or direct your request in writing or by phone to our Secretary, Rachael Fink, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104; phone: (215) 701-9555.

        If you are a stockholder sharing an address with another stockholder who receives multiple copies of the proxy materials and wish to request "householding" of your communications, please contact us at the above address or telephone number.

Cost of Proxy Solicitation

        All expenses in connection with our solicitation of proxies will be borne by us. In addition to solicitation by mail, proxies may be solicited on our behalf by our directors, officers or employees in person, by telephone, facsimile or by other electronic means. In accordance with SEC regulations and the rules of the NYSE American, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in connection with mailing proxies and proxy materials and soliciting proxies from the beneficial owners of our common stock.

Questions and Additional Copies

        If you have any questions with respect to the Company or the matters described herein, or questions about how to submit your proxy, or if you need additional copies of this proxy statement or the attached proxy card, you should contact:

Cohen & Company Inc.
Cira Centre
2929 Arch Street, Suite 1703
Philadelphia, Pennsylvania 19104
Attn: Investor Relations
Phone: (215) 701-8952
Email: investorrelations@cohenandcompany.com

A Note Regarding the Company's Name Change and Common Stock Reverse Stock Split

        On September 1, 2017, the Company filed two Articles of Amendment to its charter with the State Department of Assessments and Taxation of Maryland, pursuant to which the Company (i) changed its name from "Institutional Financial Markets, Inc." to "Cohen & Company Inc."; (ii) effected a 1-for-10 reverse stock split of the Company's issued and outstanding shares of common stock; and (iii) increased the par value of the Company's common stock from $0.001 per share to $0.01 per share.

        All share and per share amounts for all periods presented in herein reflect the reverse split as if it had occurred as of the beginning of the first period presented.

PROPOSAL ONE—ELECTION OF DIRECTORS

        Pursuant to the Maryland General Corporation Law and our charter and Bylaws, our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors, based on the recommendation of its Nominating and Corporate Governance Committee (the "Nominating and Corporate Governance Committee"), has unanimously nominated all five of its current directors, Messrs. Cohen, Dawson, DiMaio and Haraburda and Ms. Liberto (each a "Director Nominee" and, collectively, the "Director Nominees"), for election as directors at the meeting, each to serve until our next annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or retirement. Our Nominating and Corporate Governance Committee knows of no reason why any of the Director Nominees would be unable or unwilling to serve on the Board of Directors, but if any Director Nominee should be unable or unwilling to serve, the named proxies will vote FOR the election of such other person for director as the Board of Directors, based on the recommendation of our Nominating and Corporate Governance Committee, may nominate in the place of such Director Nominee.

Names of the Director Nominees and Biographical Information; Qualifications

        Daniel G. Cohen, age 50, has, since February 21, 2018, served as the Chairman of the Board of Directors and of the Board of Managers of the Company's majority owned subsidiary, Cohen & Company, LLC, and has, since September 16, 2013, served as the President and Chief Executive of the Company's European Business, and as President, a director and the Chief Investment Officer of the Company's indirect majority owned subsidiary, Cohen & Company Financial Limited (formerly known as EuroDekania Management Limited), a Financial Conduct Authority regulated investment advisor and broker dealer focusing on the European capital markets ("CCFL"). Mr. Cohen served as Vice Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC from September 16, 2013 to February 21, 2018. Mr. Cohen served as the Chief Executive Officer and Chief Investment Officer of the Company from December 16, 2009 to September 16, 2013 and as the Chairman of the Board of Directors from October 6, 2006 to September 16, 2013. Mr. Cohen served as the executive Chairman of the Company from October 18, 2006 to December 16, 2009. In addition, Mr. Cohen served as the Chairman of the Board of Managers of Cohen & Company, LLC from 2001 to September 16, 2013, as the Chief Investment Officer of Cohen & Company, LLC from October 2008 to September 16, 2013, and as Chief Executive Officer of Cohen & Company, LLC from December 16, 2009 to September 16, 2013. Mr. Cohen served as the Chairman and Chief Executive Officer of J.V.B. Financial Group, LLC (formerly C&Co/PrinceRidge Partners LLC), the Company's indirect broker dealer subsidiary ("JVB"), from July 19, 2012 to September 16, 2013. Mr. Cohen served as a director of Star Asia Finance, Limited ("Star Asia"), a permanent capital vehicle investing in Asian commercial real estate, until the Company's sale of its interest in Star Asia on February 20, 2014. Mr. Cohen served as Chairman of Cohen Financial Group, Inc. since its inception in April 2007 until its liquidation in February 2012. Mr. Cohen served as a director of Muni Funding Company of America, LLC, a company investing in middle-market non-profit organizations until it merged with Tiptree Financial Partners, L.P. in June 2011. Since 2000, Mr. Cohen has been the Chairman of the board of directors of The Bancorp, Inc. (NASDAQ: TBBK), a holding company for The Bancorp Bank, which provides various commercial and retail banking products and services to small and mid-size businesses and their principals in the United States, and since January 2015 has served as Executive Chairman of The Bancorp Bank. Mr. Cohen is a member of the Academy of the University of Pennsylvania, a member of the Visiting Committees for the Humanities and a member of the Paris Center of the University of Chicago. Mr. Cohen is also a Trustee of the List College Board of the Jewish Theological Seminary, a member of the board of the Columbia Global Center in Paris, a Trustee of the Paideia Institute and a Trustee of the Arete Foundation.

        G. Steven Dawson, age 62, has served as our director since January 11, 2005. Mr. Dawson also serves as the Chairman of the Audit Committee of the Board of Directors (the "Audit Committee"), as a member of the Nominating and Corporate Governance Committee, and as a member of the Compensation Committee of the Board of Directors (the "Compensation Committee"). Mr. Dawson was previously a member of the compensation committee and nominating and corporate governance committee for Sunset Financial Resources, Inc. ("Sunset"), and was also the Chairman of Sunset's special committee in connection with Sunset's merger with Alesco Financial Trust ("AFT"). Mr. Dawson is a private investor and, in addition to his current board activities noted above, he has, from time to time, served on the boards of other public and private companies. He currently serves on the board of directors of Medical Properties Trust (NYSE: MPW), a Birmingham, Alabama-based real estate investment trust ("REIT") specializing in the ownership of acute care facilities and related medical properties (Chairman of the audit committee and member of the investment committee) and American Campus Communities (NYSE: ACC), an Austin-based equity REIT focused on student housing (Chairman of the audit committee and member of the compensation committee). From 1990 to 2003, Mr. Dawson served as Chief Financial Officer of Camden Property Trust and its predecessors, a multi-family REIT based in Houston with apartment operations, construction and development activities throughout the United States.

        Jack J. DiMaio, Jr., age 53, has, since February 21, 2018, served as the Vice Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC and, from September 24, 2013 until February 21, 2018, Mr. DiMaio served as the Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC. Mr. DiMaio is the founder and Chief Executive Officer of the Mead Park group of companies and has served in this capacity since September 2011. Prior to founding Mead Park, Mr. DiMaio was a Managing Director and Global Head of Interest Rate, Credit and Currency Trading of Morgan Stanley, and served in this capacity from September 2009 to August 2011. In addition, Mr. DiMaio served as a member of Morgan Stanley's Management Committee during his tenure at the firm. Prior to joining Morgan Stanley, Mr. DiMaio co-founded DiMaio Ahmad Capital LLC, a New York-based asset manager specializing in credit markets, and served as the Chief Executive Officer and Managing Partner from February 2005 to August 2009. Before founding DiMaio Ahmad Capital LLC, Mr. DiMaio was a Managing Director and Head of the Diversified Credit Hedge Fund Group at Credit Suisse Alternative Capital, Inc. from March 2004 to February 2005. Prior to that time, Mr. DiMaio was the Chief Executive Officer of Alternative Investments at Credit Suisse Asset Management. In addition, Mr. DiMaio was an Executive Board Member of Credit Suisse Securities (USA), Inc. and of Credit Suisse Asset Management. Mr. DiMaio joined Credit Suisse in 1989, and, after completing its sales and trading program, he joined Credit Suisse's credit research group. In 1990, Mr. DiMaio joined the Credit Suisse corporate bond trading desk where he was appointed Head Trader in 1995 and the Department Head in 1996. At the end of 1997, Mr. DiMaio was appointed Head of Credit Suisse Global Credit Trading. In 2000, Mr. DiMaio was responsible for Credit Suisse's entire Global Credit Products Cluster and was named Head of Fixed Income Division North America. Mr. DiMaio holds a B.S. in Finance from New York Institute of Technology.

        Jack Haraburda, age 81, has served as our director, a member of the Nominating and Corporate Governance Committee (except for a seven-month period in 2010) and the Chairman of the Compensation Committee since October 6, 2006 and has served as a member of the Audit Committee since June 2018. Mr. Haraburda served as a trustee and Chairman of the compensation committee of the board of trustees of AFT from January 2006 until Sunset's merger with AFT. Mr. Haraburda is the managing partner of CJH Securities Information Group, a professional coaching business. Mr. Haraburda served as managing director for the Philadelphia Complex of Merrill Lynch, Pierce, Fenner & Smith Incorporated from 2003 to 2005. He has also served in various positions at Merrill Lynch from 1984 until 2003, including as managing director of Merrill Lynch's Princeton Complex, resident Vice President of Merrill Lynch's Philadelphia Main Line Complex, marketing director and national sales manager of Merrill Lynch Life Agency and Chairman of Merrill Lynch Metals Company. From 1980 to 1984, he was managing director of Comark Securities, a government securities dealer. From 1968 until 1980, he served as a financial advisor, national sales manager for the Commodity Division, manager of the Atlanta Commodity Office and the Bala Cynwyd office of Merrill Lynch.

        Diana Louise Liberto, Esq., age 62, has served as our director since December 21, 2015, and has served Chair of the Nominating and Corporate Governance Committee, as a member of the Audit Committee and as a member of the Compensation Committee since June 2018. Ms. Liberto is a graduate of the Rutgers University School of Law, having earned a Juris Doctor degree with honors. After clerking for a United States District Court Judge from September 1991 to September 1992, Ms. Liberto worked with a law firm in Philadelphia, Pennsylvania. Ms. Liberto then joined the office of the General Counsel of Wal-Mart Stores, Inc., serving in various capacities from 2004 until October 2015, including an interim assignment in Wal-Mart India. From October 2015 to April 2018, Ms. Liberto served as the Chief Executive Officer of WalkMyMind, Inc., a corporate and personal wellness company headquartered in Philadelphia, Pennsylvania. Since April 2018, Ms. Liberto has served as President and Chief Executive Officer and Chair of the Board of Directors of WalkMyMind, Inc. and its parent holding company, WMM Holding Co., LLC. Ms. Liberto serves on the advisory board of J3Personica, a medical education selection and assessment startup company.

        When determining whether it is appropriate to re-nominate a current director to continue on the Board of Directors, the Board focuses primarily on the information provided in each of the director's individual biographies set forth above and its knowledge of the character and strengths of the sitting directors. With respect to Mr. Cohen, the Company considered his years of executive leadership with Cohen & Company, LLC as well as other companies, his extensive investment experience and his expertise in strategic planning and business expansion. With regard to Mr. Dawson, the Company considered his experience as a director of the Company and its predecessors as well as his prior experience as the Chief Financial Officer of a public company and as an independent director for other public companies. With regard to Mr. DiMaio, the Company considered his significant experience in the financial services industry, including serving in management positions of other financial institutions, and his unique perspective with respect to corporate strategy and business development. With regard to Mr. Haraburda, the Company considered his experience as a director of the Company and its predecessors as well as his extensive knowledge of the securities industry. With regard to Ms. Liberto, the Company considered her legal background and knowledge of corporate governance matters.

Rights of Certain Stockholders to Nominate Directors

        On May 9, 2013, the Company entered into a Securities Purchase Agreement (the "CBF Purchase Agreement") regarding a strategic investment in the Company by Cohen Bros. Financial, LLC, of which Daniel G. Cohen, President and Chief Executive of the Company's European operations and Chairman of the Company's Board of Directors and Cohen & Company, LLC's Board of Managers, is the sole member ("CBF"). Pursuant to the CBF Purchase Agreement, the Company agreed, among other things, that at any meeting at which the Company's stockholders may vote for the election of directors, for so long as CBF and certain of its affiliates collectively own 10% or more of the Company's outstanding common stock (as calculated under the CBF Purchase Agreement), CBF may designate one individual to stand for election at such meeting.

        In accordance with the CBF Purchase Agreement, the Company has nominated Daniel G. Cohen to stand for election to the Board at the meeting and the Board is (a) recommending to the Company's stockholders the election of Mr. Cohen at the meeting, and (b) soliciting proxies for Mr. Cohen in connection with the meeting to the same extent as it is soliciting proxies for the other Director Nominees.

Legal Proceedings

        None of our directors or executive officers has been involved in any events enumerated under Item 401(f) of Regulation S-K during the past ten years that are material to an evaluation of the ability or integrity of such persons to be our directors or executive officers.

        No material proceedings exist in which any of our directors or executive officers is an adverse party to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Family Relationships

        There is no family relationship between any of our directors or executive officers.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE FIVE DIRECTOR NOMINEES RECOMMENDED BY THE BOARD OF DIRECTORS' NOMINATING AND CORPORATE GOVERNANCE COMMITTEE AND UNANIMOUSLY APPROVED FOR NOMINATION BY THE BOARD OF DIRECTORS. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR EACH OF THE FIVE DIRECTOR NOMINEES.

 INFORMATION REGARDING THE POTENTIAL ISSUANCE OF UP TO 2,242,954 SHARES OF COMMON STOCK IN CONNECTION WITH THE 2019 LLC UNITS ISSUED PURSUANT TO THE 2019 UNIT PURCHASE AGREEMENT

        As described in greater detail below, on December 30, 2019, the Company entered into the 2019 Unit Purchase Agreement, by and among the Company, Cohen & Company, LLC, Daniel G. Cohen and The DGC Family Fintech Trust (the "DGC Trust"), pursuant to which, among other things, Cohen & Company, LLC issued to Daniel G. Cohen and the DGC Trust an aggregate of 22,429,541 LLC Units (collectively, the "2019 LLC Units").

        Pursuant to the Amended and Restated Limited Liability Company Agreement of Cohen & Company, LLC, dated as of December 16, 2009, as amended (the "LLC Agreement"), a holder of LLC Units, including the 2019 LLC Units, may cause Cohen & Company, LLC to redeem (each, a "Unit Redemption") such LLC Units at any time for, at the Company's option, (A) cash or (B) one share of the Company's common stock for every ten LLC Units. Accordingly, the 2019 LLC Units (i.e., 22,429,541 LLC Units) are redeemable into up to 2,242,954 shares of our common stock (collectively, the "2019 Redemption Shares") upon a potential Unit Redemption of the 2019 LLC Units. The implied value of each 2019 Redemption Share was $4.00 as of December 30, 2019 (as discussed in greater detail below (see Background of the Transactions below)).

        Our common stock is listed on the NYSE American. Section 713(a) of the NYSE American Company Guide requires stockholder approval as a prerequisite to approval of applications to list additional shares that are issued in connection with a transaction involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into common stock) representing 20% or more of such issuer's presently outstanding stock for less than the greater of book or market value of the stock.

        The diluted book value per share of our common stock as of December 30, 2019 was $22.29. The diluted book value per share is calculated by dividing $39.7 million, representing the total permanent equity from our consolidated balance sheet as of September 30, 2019, by 1,781,033, representing the 1,119,909 shares of our common stock issued and outstanding, plus the outstanding unrestricted and restricted LLC Units, exchangeable into 587,409 shares of our common stock, plus our outstanding equity awards consisting of 73,715 restricted shares of common stock.

        The potential issuance of the 2019 Redemption Shares is subject to stockholder approval pursuant to Section 713(a) of the NYSE American Company Guide because (i) such issuance represented more than 20% of our common stock as of December 30, 2019 (based on the 1,193,624 shares of common stock issued and outstanding as of December 30, 2019); and (ii) the implied value of $4.00 per share of each 2019 Redemption Share represented a price which was lower than the book value per share of the common stock in accordance with GAAP as of December 30, 2019 (which book value was $22.29 as of December 30, 2019).

        Accordingly, pursuant to Proposal Two, we are asking our stockholders to approve, in accordance with Section 713(a) of the NYSE American Company Guide, the potential issuance of the 2019 Redemption Shares (i.e., the potential issuance of up to 2,242,954 shares of our common stock) in connection with a potential Unit Redemption with respect to all of the 2019 LLC Units.

Background of the Transaction

        On October 24, 2019, at a meeting of the Board of Directors with members of the Company's senior management present, the Board discussed the Company's challenges and constraints, including those resulting from the counterparties in the Company's matched book repo financing business, which continued to assess the Company' capital balances, as well as constraints imposed by the Fixed Income Clearing Corporation (FICC), of which the Company's U.S. broker-dealer subsidiary, J.V.B. Financial

Group, LLC ("JVB"), is a full netting member, BNY Mellon, as settlement agent for JVB's GCF matched book repo business, Fifth Third Bank, as lender in the Company's $25 million credit facility, all of which require JVB to maintain certain minimum capital balances. The Board also discussed JVB's need for additional capital to support business initiatives and that the Company's management had been looking for ways to obtain additional capital without increasing the Company's outstanding debt.

        At such meeting, the Board also discussed that the then-current market environment had not significantly improved since the Company had hired a financial advisor, Northland Capital Markets (the "Financial Advisor"), in the third quarter of 2016 in an effort to find potential investors in the Company. The Board discussed the fact that, during the third and fourth quarters of 2016 and the first quarter of 2017, the Financial Advisor had contacted 54 potential investors, none of which had responded with an indication of interest in such an investment. The Board then agreed with the Company's senior management's assessment that it remained unlikely that any third-party investors would be interested in investing in the Company on favorable terms. Daniel G. Cohen then recused himself from the meeting, and Mr. Brafman brought to the Board's attention a potential transaction (the "Transaction") in which Mr. Cohen and the DGC Trust would contribute shares of common stock, par value $0.0001 ("IMXI Common Stock"), of International Money Express, Inc. (NASDAQ: IMXI) to Cohen & Company, LLC (and potentially JVB) in exchange for LLC Units. Mr. Brafman informed the Board that from time to time during 2019 and prior to the October 24, 2019 meeting of the Board, Messrs. Brafman and Cohen had discussed the Company's continued need for additional capital. Mr. Brafman noted that during these discussion, Mr. Cohen had expressed his desire to continue to support the Company's business and had offered to contribute certain shares in IMXI which Mr. Cohen owned in exchange for LLC Units. The Board then discussed, among other things, the number of shares of IMXI Common Stock which might be contributed to Cohen & Company in the proposed Transaction and the transfer restrictions on such securities. Mr. Brafman noted that the shares of IMXI Common Stock which were being proposed to be transferred in the Transaction represented approximately a $10 million equity infusion in the Company based on the then-current value of such IMXI Common Stock. Given Mr. Cohen's potential interest in the potential Transaction and understanding that such a transaction would be a related party transaction, the Board then approved the formation of a special committee of the Board of Directors (the "Special Committee"), comprised of the Company's three independent directors, G. Steven Dawson, Jack Haraburda and Diana Louise Liberto, to consider and, if necessary, negotiate the potential Transaction.

        On October 28, 2019, the Special Committee held a telephonic meeting, with members of the Company's senior management (excluding Mr. Cohen) and outside counsel present, to discuss the potential Transaction. During the meeting, the Special Committee discussed the possibility of engaging a financial advisor to advise the Special Committee with respect to the potential Transaction and to deliver a fairness opinion with respect to the Transaction. The Special Committee then discussed the Company's need for capital and proposed that the Company's senior management (excluding Mr. Cohen), on behalf of the Committee, draft a term sheet for the Special Committee's and the Financial Advisor's review. The Special Committee then appointed Jack Haraburda as the Chairperson of the Special Committee.

        On November 4, 2019, the Special Committee held a telephonic meeting, with members of the Company's senior management (excluding Mr. Cohen) and outside counsel present, to discuss the engagement of a financial advisor with respect to the potential Transaction. The Board then discussed the financial advisors being considered, one of which was the Financial Advisor. The Special Committee noted, among other things, that the Financial Advisor had previously been engaged by the Company. The Special Committee then directed the Company's senior management (excluding Mr. Cohen) to negotiate and to execute an engagement letter with, the Financial Advisor with respect to the potential Transaction.

        Following this date, the Company's senior management team (excluding Mr. Cohen) and the Financial Advisor had multiple discussions regarding the Financial Advisor's engagement and the capital needs of the Company.

        On November 14, 2019, the Company executed an engagement letter with the Financial Advisor, pursuant to which the Financial Advisor agreed to serve as the financial advisor in connection with the potential capital raise transaction and to, if requested by the Company, provide a fairness opinion in connection with the proposed Transaction.

        On December 3, 2019, the Special Committee held a telephonic meeting with representatives of the Financial Advisor and the Company's outside legal counsel present, pursuant to which the representatives of the Financial Advisor discussed in detail a presentation which the Financial Advisor had prepared for the Special Committee regarding the proposed Transaction. During this presentation, the Financial Advisor's representatives discussed, among other things, the value and terms of the LLC Units proposed to be issued by Cohen & Company, LLC in the proposed Transaction and the value of the Company's common stock underlying such LLC Units upon a redemption thereof, the value of the IMXI Common Stock based on the historic public trading of such stock and a separate valuation report that the Company received on a regular basis related to certain restricted tranches of IMXI Common Stock that it would be receiving, the information included in the Financial Advisor's presentation regarding capital raise transactions that had been consummated by similarly situated companies (as compared to Cohen & Company, LLC) and the potential terms of the potential Transaction. The Special Committee then discussed in detail the Financial Advisor's presentation, including the price of the common stock underlying the LLC Units being issued in the proposed Transaction (assuming a Unit Redemption of such LLC Units for shares of the Company's common stock (i.e., the per share price of the 2019 Redemption Shares)), which the Special Committee would present to Mr. Cohen in its term sheet regarding the Transaction. Following this discussion, the Committee concluded that the proposed term sheet to be presented to Mr. Cohen should include a price of $4.50 per share (the "Per Share Price") for each 2019 Redemption Share. The Special Committee then discussed the remaining terms of such term sheet and approved the term sheet to be presented to Mr. Cohen.

        Between December 3, 2019 and December 13, 2019, the Company's senior management, at the direction of the Special Committee, shared the proposed term sheet (which had been approved by the Special Committee) regarding the proposed Transaction and held multiple telephone calls with the Financial Advisor and Mr. Cohen's legal counsel with respect thereto.

        On December 13, 2019, the Special Committee held a telephonic meeting with the Company's senior management team (excluding Mr. Cohen) present, pursuant to which Mr. Haraburda updated the Special Committee with respect to his negotiations with Mr. Cohen's legal counsel regarding the proposed Transaction. Mr. Haraburda informed the Special Committee that Mr. Cohen's legal counsel had requested that the Per Share Price be based on a simple average of the 30-, 60- and 90-day volume weighted average price ("VWAP") of the Company's common stock as reported by the NYSE American Stock Exchange. The Special Committee then asked the Company's senior management to calculate the Per Share Price based on the proposed VWAP and present such calculations to the Special Committee. The Special Committee then discussed the then-current term sheet regarding the Transaction.

        Between December 13, 2019 and December 23, 2019, Mr. Haraburda, in his capacity as Chairperson of the Special Committee, again held multiple telephone calls with Mr. Cohen's legal counsel with respect to the proposed Transaction, including the negotiation of the Per Share Price. During this time, the Special Committee and the Company's outside legal counsel reviewed an initial draft of a securities purchase agreement with respect to the proposed Transaction and, following Mr. Haraburda's approval thereof on behalf of the Special Committee, delivered such agreement to Mr. Cohen and his legal counsel. Following such date, drafts of the transactional documents to be entered into pursuant to the Transaction were circulated among the parties and their respective legal counsel, as well as to the Special Committee.

        On December 23, 2019, the Special Committee held a telephonic meeting with representatives of the Financial Advisor and the Company's senior management team (excluding Mr. Cohen) present. During this meeting, representatives of the Financial Advisor reviewed the presentation which it had prepared for the Special Committee regarding the proposed Transaction, which updated the information in the Financial Advisor's presentation provided to the Special Committee at its meeting on December 3, 2019. During this presentation, the Financial Advisor indicated that the Special Committee had initially proposed that the Per Share Price be $4.50, that Mr. Cohen had proposed a $3.00 Per Share Price in response to the Special Committee's initial proposal, and that Mr. Haraburda, on behalf of the Special Committee, and Mr. Cohen's counsel had ultimately agreed that the Per Share Price should be based on a simple average of the 30-, 60- and 90-day VWAP of the Company's common stock as reported by the NYSE American, which was $4.00 at that time. The Special Committee then discussed the then-current term sheet, which had not changed in any material respects as compared to the term sheet reviewed by the Special Committee during its meeting on December 3, 2019. The Financial Advisor then delivered to the Board of Directors its oral opinion, to be followed by delivery of the Financial Advisor's written opinion, that, as of December 23, 2019, the acquisition of an equity stake via contributed shares of the IMXI Common Stock in exchange for the contemplated LLC Units which could be exchanged on a ten-for-one basis at an implied per share value of $4.00 into shares of the Company's common stock was fair to the Company's stockholders from a financial point of view. The Company's senior management then provided the Special Committee with an update with respect to the status of the transaction documents related to the proposed Transaction and indicated that such documents were close to being in their final forms. At this time, following a discussion regarding the transaction documents and the related transaction documents, the Special Committee authorized and directed the Company's senior management (excluding Mr. Cohen) to finalize the negotiations with Mr. Cohen relating to the proposed Transaction at the Per Share Price based on the simple average of the VWAP, subject to the receipt of a fairness opinion from the Financial Advisor relating to the proposed Transaction, and to execute such transaction documents provided that there were no material changes thereto and to consummate the proposed Transaction.

        On December 26, 2019, the Financial Advisor provided the Special Committee with its written opinion letter, which concluded that, as of December 23, 2019, the acquisition of an equity stake via contributed shares of the IMXI Common Stock in exchange for the contemplated LLC Units which could be exchanged on a ten-for-one basis at an implied per share value of $4.00 into shares of the Company's common stock was fair to the Company's stockholders from a financial point of view. The full text of the Financial Advisor's written opinion, dated December 26, 2019, is attached as Annex B to this proxy statement.

        Following certain final immaterial changes to the 2019 Purchase Agreement, the 2019 Purchase Agreement and related Transaction documents were executed on December 30, 2019.

Description of 2019 Unit Purchase Agreement

        On December 30, 2019, the Company entered into the 2019 Unit Purchase Agreement, by and among the Company, Cohen & Company, LLC, Daniel G. Cohen, and the DGC Trust, a trust established by Daniel G. Cohen. Mr. Cohen is the President and Chief Executive of the Company's European operations and Chairman of the Company's Board of Directors and Cohen & Company, LLC's Board of Managers.

        Pursuant to the 2019 Unit Purchase Agreement, on December 30, 2019, Mr. Cohen and the DGC Trust purchased (i) from the Cohen & Company, LLC an aggregate of 22,429,541 newly issued LLC

Units (collectively, the "2019 LLC Units"); and (ii) 22,429,541 newly issued shares of our Series F Preferred Stock.

        In consideration of the issuance of the 2019 LLC Units and the Series F Preferred Stock to Mr. Cohen and the DGC Trust, on December 30, 2019, Mr. Cohen and the DGC Trust transferred to Cohen & Company, LLC an aggregate of 662,361 shares of the common stock, par value $0.0001 per share ("IMXI Common Stock"), of International Money Express, Inc. (formerly FinTech Acquisition Corp. II), a Delaware corporation ("IMXI"), of which (a) 264,021 shares are subject to certain restrictions on transfer until the closing price per share of IMXI Common Stock (as reported by The Nasdaq Capital Market) exceeds $15.00 for any twenty trading days within a consecutive thirty trading day period or immediately upon certain change of control events involving IMXI, as set forth in the letter agreement, dated January 19, 2017 (the "Letter Agreement"), by and among IMXI, Mr. Cohen, the DGC Trust and the other parties named therein, and (b) 264,023 shares are subject to certain restrictions on transfer until the closing price per share of IMXI Common Stock (as reported by The Nasdaq Capital Market) exceeds $17.00 for any twenty trading days within a consecutive thirty trading day period or immediately upon certain change of control events involving IMXI, as set forth in the Letter Agreement.

        The IMXI Common Stock is listed on The Nasdaq Capital Market ("Nasdaq") under the trading symbol "IMXI." Prior to the merger of IMXI with and into a special purpose acquisition company in a transaction which resulted in the listing of IMXI on Nasdaq, Mr. Cohen served as the Chief Executive Officer and member of the Board of Directors of special purpose acquisition company.

        The 2019 Unit Purchase Agreement contains customary representations and warranties on the part of the parties and the parties provide customary indemnifications thereunder.

        Pursuant to the 2019 Unit Purchase Agreement, effective as December 30, 2019, if the Company owns a number of LLC Units representing less than a majority of the votes entitled to be cast at any meeting or any other circumstances upon which a vote, agreement, consent (including unanimous written consents) or other approval is sought from the holders of LLC Units (each, a "Cohen & Company, LLC Meeting"), then for so long as the Company owns a number of LLC Units representing less than a majority of the votes entitled to be cast at any Cohen & Company, LLC Meeting, Mr. Cohen and the DGC Trust have agreed to grant a voting proxy to the Company pursuant to which the Company may vote at any Cohen & Company, LLC Meeting the number of LLC Units owned by Mr. Cohen and the DGC Trust necessary to give the Company a majority of the votes at such Cohen & Company, LLC Meeting.

        As noted above, pursuant the LLC Agreement, a holder of LLC Units, including the 2019 LLC Units, may cause Cohen & Company, LLC to redeem pursuant to a Unit Redemption, such LLC Units at any time for, at the Company's option, (A) cash or (B) one share of the Company's common stock for every ten LLC Units. Accordingly, the 2019 LLC Units (i.e., 22,429,541 LLC Units) are redeemable for the 2019 Redemption Shares (i.e., 2,242,954 shares of our common stock) in connection with a potential Unit Redemption of all of the 2019 LLC Units.

        However, pursuant to the 2019 Unit Purchase Agreement, Mr. Cohen and the DGC Trust agreed that, until the Company's stockholders approve the potential issuance of the 2019 Redemption Shares (which approval is being sought pursuant to Proposal Two), Mr. Cohen and the DGC Trust will not cause a Unit Redemption with respect to any portion of the 2019 LLC Units if such Unit Redemption would result in the Company issuing a number of shares of its common stock that, when aggregated with any shares of the Company's common stock previously issued in connection with any Unit Redemption of the 2019 LLC Units equals or exceeds 19.99% of the outstanding common stock of the Company as of December 30, 2019.

        Pursuant to the 2019 Unit Purchase Agreement, Mr. Cohen and the DGC Trust also agreed to not cause a Unit Redemption with respect to any portion of the 2019 LLC Units if Board of Directors determines that the satisfaction of such Unit Redemption by the Company with shares of its common stock would jeopardize or endanger the availability to the Company of its net operating loss and net capital loss carryforwards and certain other tax benefits under Section 382 of the Internal Revenue Code of 1986, as amended (the "Code").

        Pursuant to the 2019 Unit Purchase Agreement, at the 2020 annual meeting of the Company's stockholders, the Company agreed to cause its stockholders to vote on proposals regarding the issuance of all of the 2019 Redemption Shares for purposes of Section 713 of the NYSE American's Company Guide. Further, pursuant to the 2019 Unit Purchase Agreement, the Company's Board of Directors is required to recommend to the Company's stockholders that such stockholders approve the potential issuance of the 2019 Redemption Shares, and may not modify or withdraw such resolution.

        Accordingly, in accordance with to the 2019 Unit Purchase Agreement, pursuant to Proposal Two, the Company is asking its stockholders to approve, under Section 713(a) of the NYSE American Company Guide, the potential issuance of the 2019 Redemption Shares (i.e., the potential issuance of up to 2,242,954 shares of our common stock) in connection with a potential Unit Redemption with respect to all of the 2019 LLC Units.

        The foregoing description of the 2019 Unit Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the 2019 Unit Purchase Agreement, a copy of which is attached hereto as Annex A and is incorporated herein by reference.

Opinion of the Financial Advisor

        On November 14, 2019, the Company executed an engagement letter with the Financial Advisor, pursuant to which the Financial Advisor agreed to provide fairness opinion services in connection with a potential capital raise transaction. The Financial Advisor agreed, as requested by the Company, to provide an opinion as to the fairness, from a financial point of view, to the Company or the holders of the Company's stock, as the case me be, of the consideration paid in a Transaction (or if the Transaction involves an exchange of securities, the exchange ratio).

        The Financial Advisor is a full-service, research-driven capital markets group focused on growth companies and their institutional investors. As a customary part of the Financial Advisor's investment banking business, the Financial Advisor continually engages in performing financial analyses with respect to businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and other transactions as well as for estate, corporate and other purposes.

        The Financial Advisor supplied certain financial information to the Special Committee limited to public comparables analysis deemed relevant in one or more respects to the Company in connection with the Transaction but had no direct participation in the negotiations leading to the Transaction. At a meeting of the Board of Directors on December 23, 2019, the Board of Directors reviewed the proposed terms of the Transaction, and the Financial Advisor delivered to the Board of Directors its oral opinion, followed by delivery of the Financial Advisor's written opinion, that, as of December 23, 2019, the acquisition of an equity stake via contributed shares of International Money Express, Inc. (Nasdaq: IMXI) ("IMXI") for LLC Units which can be exchanged on a ten-for-one basis at an implied per share value of $4.00 into shares of the Company's common stock is fair to the Company's stockholders from a financial point of view. The full text of the Financial Advisor's written opinion, dated December 26, 2019, is attached as Annex B to this proxy statement. The opinion outlines the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by the Financial Advisor in rendering its opinion. The description of the opinion set forth below is qualified in its entirety by reference to the full text of the opinion. The Company's stockholders are urged to read the entire opinion carefully in connection with their consideration of the Proposed Issuance.

        The Financial Advisor's opinion speaks only as of the date of the opinion. The Financial Advisor assumed no responsibility for updating or revising its opinion based on circumstances or events occurring after the date of its opinion. The Financial Advisor's opinion was directed to the Special Committee and the Company and addressed solely the fairness, from a financial point of view, of the issuance of LLC Units in exchange for the contribution of the IMXI Common Stock in connection with the Transaction to the Company's stockholders. The Financial Advisor's opinion did not address any other terms or agreement relating to the Transaction or the 2019 Unit Purchase Agreement and is not a recommendation to any the Company stockholder as to how such stockholder should vote at the annual meeting with respect to the Proposed Issuance or any other matter.

        In rendering its December 23, 2019 opinion, the Financial Advisor performed a variety of financial analyses. The following is a summary of the material analysis performed by the Financial Advisor, but is not a complete description of all the analyses underlying the Financial Advisor's opinion. The summary includes information presented in tabular format. In order to fully understand the financial analyses, these tables must be read together with the accompanying text and the full text of the Financial Advisor's written opinion attached as Annex B to this proxy statement. The tables alone do not constitute a complete description of the financial analyses performed by the Financial Advisor.

        A summary of the opinion, as well as a summary of the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by the Financial Advisor in rendering such opinion, is set forth below. The order in which these analyses are presented below, and the results of those analyses, should not be taken as an indication of the relative importance or weight given to these analyses by the Financial Advisor or the Special Committee.

        At the direction of the Company, for the purposes of the Financial Advisor's opinion, the Financial Advisor assumed that the per share price of the Company's common stock was equal to $4.00 per share which was the simple average of the Company's common stock on NYSE American for the 30-day, 60-day, and 90-day volume weighted average closing prices ("VWAP") as of December 13, 2019. The Company further informed the Financial Advisor that the value of the LLC Units and the shares of the Company's common stock were equal due to (i) the current conversion rate of the LLC Units into the Company's common stock at ten-for-one, and (ii) the Company's belief that the other terms of the LLC Units do not provide any material additional value to LLC Unit holders compared to the holders of the Company's common stock.

        In connection with the Financial Advisor's review of the Transaction and in arriving at its opinion, the Financial Advisor made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Among other things, the Financial Advisor:

  (i)
  reviewed a Proposed Term Sheet dated December 13, 2019 outlining the Transaction and key terms of the therein. Financial Advisor did not review a draft of the 2019 Unit Purchase Agreement and relied on Company's assertion that there would be no material changes to the terms as presented in the Proposed Term Sheet dated December 13, 2019;

  (ii)
  reviewed certain publicly available business and financial information relating to the Company that the Financial Advisor deemed to be relevant, including certain publicly available research analyst estimates with respect to the future financial performance of the Company or its industry including public companies that the Financial Advisor deemed to be relevant;

  (iii)
  reviewed certain information relating to the historical, current and future operations, financial condition and prospects of the Company made available to the Financial Advisor by the Company, including audited historical financial statements for years ended December 31,

    2016, 2017 and 2018 respectively as well as unaudited financial statements for the period ending September 30, 2019;

  (iv)
  reviewed projected financial information prepared by the management of the Company relating to the Company's fiscal year ended December 31, 2019 as well as fiscal years ending December 31, 2020 through 2023;

  (v)
  compared certain financial and stock market information regarding the Company to similar information for certain publicly traded companies deemed by the Financial Advisor to be comparable to the Company;

  (vi)
  reviewed the current and historical market prices and trading volume for the Company's shares of common stock;

  (vii)
  performed a discounted cash flows analysis based on the Company's management projections;

  (viii)
  participated in conference calls and meetings with management of the Company; and

  (ix)
  conducted such other financial studies, analyses and inquiries and considered such other information and factors as the Financial Advisor deemed appropriate in arriving at its opinion.

        In conducting the Financial Advisor's review of the Transaction, financial analyses and in rendering its opinion, the Financial Advisor relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available to the Financial Advisor, discussed with or reviewed by the Financial Advisor, or publicly available, and did not assume any responsibility with respect to such data, material and other information. In addition, the Company's management advised the Financial Advisor, and the Financial Advisor assumed, that the financial projections reviewed by the Financial Advisor were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of the Company as to its future financial results and condition, and the Financial Advisor expressed no opinion with respect to such projections or the assumptions on which they were based. If any of the foregoing assumptions were not accurate, the conclusion set forth in the Financial Advisor's opinion could be materially affected.

        The credit, financial and stock markets have from time to time experienced unusual volatility, including the volatility currently being experienced as a result of the novel coronavirus (COVID-19), and the Financial Advisor expressed no opinion or view as to any potential effects of such volatility on the Transaction and the Financial Advisor's opinion did not purport to address potential developments in any such markets.

        The Financial Advisor relied upon and assumed, without independent verification, that there had been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to the Financial Advisor that would be material to its analyses or the Financial Advisor's opinion, and that there was no information or any facts that would make any of the information reviewed by the Financial Advisor incomplete or misleading.

        The Financial Advisor assumed that the final form of the 2019 Unit Purchase Agreement would be substantially similar to the Proposed Term Sheet dated December 13, 2019, reviewed by the Financial Advisor, without modification of material terms or conditions. The Financial Advisor assumed that the Transaction would be consummated pursuant to the terms of the 2019 Unit Purchase Agreement without amendments thereto and without waiver by any party of any conditions or obligations thereunder. In arriving at the Financial Advisor's opinion, the Financial Advisor assumed that all the necessary regulatory approvals and consents required for the Transaction would be obtained in a manner that would not adversely affect the Company.

        In arriving at the Financial Advisor's opinion, the Financial Advisor did not make an independent appraisal of the assets or liabilities (fixed, contingent or otherwise) of the Company or concerning the solvency or appraised or fair value of the Company, and the Financial Advisor was not furnished with any such appraisal or valuation, and the Financial Advisor made no physical inspection of the property or assets of the Company. The Financial Advisor expressed no opinion regarding the liquidation value or solvency of the Company. In addition, the Financial Advisor did not perform any analysis with respect to any potential change of control implications that may or may not have arisen from the consummation of the Transaction.

        The Financial Advisor did not undertake an independent analysis of any pending or threatened litigation, governmental proceedings or investigations, possible unassisted claims or other contingent liabilities, to which either the Company or its affiliates was a party or could be subject and at the Company's direction and with its consent, the Financial Advisor opinion made no assumption concerning and therefore did not consider, the possible assertion of claims, outcomes, damages or recoveries arising out of any such matters. No company used in the analyses of comparable companies for purposes of comparison to the value of the Company was identical or directly comparable to the Company. Accordingly, the Financial Advisor's analysis of the results of the comparisons was not mathematical; rather, it involved complex considerations and judgments about differences in the companies to which the Company was compared and other factors that could affect the public trading value.

        The Financial Advisor's opinion was necessarily based upon the financial, market, economic and other conditions that existed on, and the information made available to the Financial Advisor as of, the date of the Financial Advisor's opinion. Subsequent developments may affect the Financial Advisor's opinion and the Financial Advisor disclaimed any undertaking or obligation to advise any person of any change in any fact or matter affecting the Financial Advisor's opinion which may come or be brought to our attention after the date thereof. The Financial Advisor did not express any opinion as to the price at which shares of the Company's common stock had traded or such stock may trade following announcement of the Transaction or at any future time. The Financial Advisor did not undertake to reaffirm or revise its opinion or otherwise comment upon any events occurring after the date thereof and the Financial Advisor does not have any obligation to update, revise or reaffirm its opinion.

        The Financial Advisor was not requested to opine as to, and its opinion did not address, the relative merits of the Transaction as compared to any alternative business transaction or strategic alternative that might be available to the Company, nor did it address the underlying business decision of the Company to engage in the Transaction. No opinion was expressed whether any alternative transaction might produce proceeds to the Company in an amount in excess of that received by the Company in the Transaction or on more favorable terms than the Transaction. The Financial Advisor expressed no opinion as to the amount, nature or fairness of any consideration or compensation received in or as a result of the Transaction by officers, directors, employees, warrant holders, option holders, creditors or any other class of such persons, or relative to or in comparison with the proceeds to be received by the Company. The Financial Advisor was not asked to consider, and its opinion did not address, the price at which the Company's common stock would trade at any time or as to the impact of the Transaction on the solvency or viability of the Company to pay its obligations when they come due. The Financial Advisor did not render any financial, legal, accounting or other advice and understood that the Company was relying on its legal counsel and accounting advisors as to legal and accounting matters in connection with the Transaction.

        Consistent with applicable legal and regulatory requirements, the Financial Advisor has adopted policies and procedures to establish and maintain the independence of its research department and personnel. As a result, the Financial Advisor's research analysts may hold opinions, make statements or recommendations, and/or publish research reports with respect to the Company, Mr. Cohen and the

DGC Trust and the Transaction that differ from the views of the Financial Advisor's investment banking personnel.

        The Financial Advisor's opinion addressed solely the fairness, from a financial point of view, of the issuance of LLC Units in exchange for the contribution of IMXI Shares in connection with the Transaction, to the Company's stockholders, and did not address any other terms or agreement relating to the Transaction or the 2019 Unit Purchase Agreement. The Financial Advisor was not requested to opine as to, and its opinion did not address, the relative merits of the Transaction as compared to any alternative business transaction or strategic alternative that might be available to the Company, nor did it address the underlying business decision of the Company to engage in the Transaction. No opinion was expressed whether any alternative transaction might produce proceeds to the Company in an amount in excess of that received by the Company in the Transaction or on more favorable terms than the Transaction. The Financial Advisor was not asked to consider, and its opinion did not address, the price at which the Company's common stock would trade at any time or as to the impact of the Transaction on the solvency or viability of the Company to pay its obligations when they come due. The Financial Advisor did not render any financial, legal, accounting or other advice. The Financial Advisor was not requested to opine, and no opinion was rendered, as to the value of International Money Express. For any analysis of IMXI, the Financial Advisor relied on the Company's management and, at the request of the Company's management, certain third party sources. The Financial Advisor relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and information provided to it by the Company's management and any third party sources.

        The preparation of a fairness opinion is a complex, analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and is not necessarily susceptible to partial analysis or summary description. In arriving at its opinion, the Financial Advisor did not attribute any particular weight to any particular analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Several analytical methodologies were employed by the Financial Advisor in its analyses (as discussed in greater detail below), and no one method of analysis should be regarded as critical to the overall conclusion reached by the Financial Advisor. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. Accordingly, the Financial Advisor believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all analyses and factors in their entirety, could create a misleading or incomplete view of the evaluation process underlying its opinion. The conclusion reached by the Financial Advisor, therefore, was based on the application of the Financial Advisor's own experience and judgment to all analyses and factors considered by the Financial Advisor, taken as a whole the Financial Advisor's opinion was reviewed and approved by its fairness opinion committee.

Summary of Proposal

        The Financial Advisor reviewed the financial terms of the proposed Transaction. According to the terms of the Proposed Term Sheet, Mr. Cohen and the DGC Trust would contribute 662,361 shares of IMXI common stock in exchange for approximately 22,429,541 LLC Units exchangeable into approximately 2,242,954 shares of the Company's common stock, the value of which was calculated using the average of the 30-day, 60-day and 90-day volume weighted average closing prices of the Company's common stock as of December 13, 2019. As of December 13, 2019, gross Transaction value exchanged was equal to roughly $8,981,411 (USD). The shares of the IMXI Common Stock included three tranches of shares including 134,317 freely tradable shares, 264,022 tranche 4 restricted shares, and 264,022 tranche 5 restricted shares. Mr. Cohen and the DGC Trust would have the option to convert the LLC Units into shares of the Company's common stock on a ten-for-one basis subject to certain conversion provisions.

Valuation Analysis—Overview

        To assess the fairness of the exchange of IMXI shares for LLC Units, the Financial Advisor utilized standard valuation methodologies, including:

  1.
  COHN Trading Range Analysis;

  2.
  Comparable Public Company Analysis; and

  3.
  Discounted Cash Flow Analysis.

        In addition to the valuation methodologies utilized, the Financial Advisor also considered other valuation methodologies including Precedent Transactions Analysis but, given the unique nature of the Transaction, did not include this analysis. In addition to the valuation methodologies listed above, the Financial Advisor also considered qualitative factors for the purpose of the opinion.

COHN Trading Range Analysis

        As part of analyzing trading history, the Financial Advisor analyzed the last twelve months of trading in the Company's common stock as well as IMXI's common stock. The Financial Advisor further compared the trading range of the Company as compared to comparable market indices, including the Russell 2000, S&P 500 and an index comprised of public companies deemed by the Financial Advisor to be comparable to the Company (the "Comparable Group Index"), further described below under "Comparable Public Companies Analysis."

Company Trading Range Analysis

	Company Common Stock		IMXI Common Stock
Date (as of)	12/13/2019	12/20/2019	12/13/2019	12/20/2019
Last Sale Price	$3.57	$3.83	$13.02	$11.77
52 Week High / 52 Week Low Price	$9.47 / $2.95	$9.47 / $2.95	$15.76 / $10.33	$15.76 / $10.33
30 Day VWAP	$3.94	$3.90	$13.48	$13.06
60 Day VWAP	$4.06	$4.01	$13.78	$13.49
90 Day VWAP	$4.02	$3.97	$13.78	$13.65
Transaction Pricing (Average 30, 60, 90 Day VWAP 12/13/2019)	$4.00		$13.68

Company One Year Common Stock Performance

LTM as of 12/20/2019
Company	(53.5%)
Comparable Group Index	14.8%
Russell 2000 Index	29.9%
S&P 500 Index	25.7%

 Company Three Year Common Stock Performance Versus Comparable Public Companies

As of 12/20/2019
Company	(67.0%)
Cowen Group, Inc.	1.5%
Gain Capital Holdings, Inc.	(40.9%)
JMP Group LLC	(47.4%)
Ladenburg Thalmann Financial Services Inc.	23.8%
Oppenheimer Holdings Inc.	46.3%

Comparable Public Companies Analysis

        The Financial Advisor reviewed selected historical financial data of the Company and estimated financial data of the Company based on projections provided by the Company's management and compared them to corresponding financial data, where applicable, for U.S. listed public companies that the Financial Advisor deemed comparable to the Company based on its professional judgment. The Financial Advisor selected companies in this sector based on information obtained by searching SEC filings, public company disclosures, press releases, equity research reports, industry and popular press reports, databases and other sources. None of the selected companies used in this analysis as a comparison is identical to the Company. Specifically, for purposes of evaluating public companies, the Financial Advisor utilized a group of financial services companies, each with a market capitalization of less than or equal to $500 million which it deemed to be similar to the Company in one or more respects (which included, without limitation, the nature of the Company's business and the Company's size, diversification and financial performance).

        The Company peer group consisted of the following selected companies:

  •
  Cowen Group, Inc.

  •
  Gain Capital Holdings, Inc.

  •
  JMP Group LLC

  •
  Ladenburg Thalmann Financial Services Inc.

  •
  Oppenheimer Holdings Inc.

        The financial data reviewed included:

  •
  Market Cap to Net Revenue (Historical and Projected)

  •
  Market Cap to Earnings Before Tax (EBT)

  •
  Market Cap to Net Income

  •
  Price to Tangible Book Value

        The Financial Advisor considered a broad range of financial information and corresponding valuation multiples for the Company and the Company peer group, but ultimately focused on the following multiples as a means for implying share value: Market Cap / 2020E EBT, Price / 2020E Earnings Per Share, and Price / Adjusted Tangible Book Value Per Share. No company used in the analyses of comparable companies for purposes of comparison to the value of the Company was identical or directly comparable to the Company. Accordingly, the Financial Advisor's analysis of the results of the comparisons was not mathematical; rather, it involved complex considerations and judgments about differences in the companies to which the Company was compared and other factors that could affect the public trading value.

		Selected Public Companies
	Company ($4.00 per share)	1st Quartile	Mean	Median	3rd Quartile
Market Capitalization (in millions)	$7	$132	$272	$272	$412
Stock Price as a Percentage of 52 Week High	42.2%	66.8%	75.8%	78.9%	87.9%
Market Cap / 2020E EBT		5.6x	6.4x	6.5x	7.2x
Price / 2020E Earnings Per Share		6.1x	7.5x	6.6x	8.4x
LTM ROE (%)	(13.1%)	(2.1%)	0.0%	1.8%	3.9%
Price / Adjusted Tangible Book Value	1.1x	0.9x	1.0x	0.9x	1.1x

        Taking into account the results of the selected public companies analysis, the Financial Advisor applied multiple ranges of 0.9x to 1.1x Adjusted Tangible Book Value, 5.6x to 7.2x Market Cap to 2020E EBT, 6.1x to 8.4x Price to 2020E Earnings Per Share to corresponding data from the Company. The selected companies analysis indicated implied value reference ranges of $3.06 to $4.44 per share based on multiples of Adjusted Tangible Book Value Per Share; $1.75 to $3.24 per share based on Price to 2020E Earnings Per Share; and $1.77 to $2.26 per share based on Market Cap to 2020E EBT

        For the purposes of its analysis, Adjusted Tangible Book Value, a Non-GAAP metric, was calculated as Book Value less goodwill & intangibles assets less debt discounts. Additionally, the Financial Advisor based its analysis on an assumed $4.00 per share implied issue price with a pre-transaction as-converted share count of 1,805,033 shares outstanding at the direction of the Company's management.

Discounted Cash Flow Analysis

        The Financial Advisor also performed a discounted cash flow analysis of the Company with the purpose of deriving a net present value for the Company. The Financial Advisor utilized both a perpetuity growth model as well as an adjusted earnings exit multiple model to generate a terminal value. The Financial Advisor utilized estimates as provided by management of the Company through December 31, 2020. The Financial Advisor applied perpetuity growth rates of 2.0% to 4.0% and adjusted earnings multiples of 4.0x to 6.0x, respectively. The net present value of Company's after-tax earnings based on the forecasts for Company and the range of implied terminal values were then calculated using discount rates ranging from 25.0% to 35.0%. The discounted cash flow analysis indicated implied per share value reference ranges for Company's current shares of common stock equivalents of approximately $3.90 to $6.50 and $4.43 to $7.33 based on the perpetuity growth model and the adjusted earnings exit multiple model, respectively, versus an implied issue price of $4.00 per share.

  1.
  As directed by the Company, the Financial Advisor utilized after-tax adjusted earnings as a proxy for free cash flow and did not consider potential value ascribed through changes in net working capital or capital expenditures.

  2.
  The Financial Advisor did not adjust terminal value calculations for the potential of an increase in corporate tax rate upon the extinguishing of the NOL (current federal NOL as of December 31, 2018) of $99 million with expiration dates ranging between 2028 and 2034. Any potential impacts to terminal value have been deemed immaterial based on the discount rate and anticipated timing of using up the NOL. With the Company's approval, the Financial Advisor assumed this Transaction will not impact the value of the NOL.

The Financial Advisor's Compensation and Other Relationships with the Company

        The Financial Advisor's engagement has been limited to Fairness Opinion Services. The Company has also agreed to reimburse the Financial Advisor for its reasonable out-of-pocket expenses, plus an additional fee if an updated opinion regarding the fairness of the Transaction was requested, and to indemnify the Financial Advisor against certain liabilities arising out of its engagement. The Financial Advisor's fairness opinion was approved by the Financial Advisor's fairness opinion committee. In the ordinary course of their respective broker and dealer businesses, the Financial Advisor may purchase securities from and sell securities to the Company and its affiliates.

Interest of Certain Persons in Matters to Be Acted Upon

        Daniel G. Cohen, is the President and Chief Executive of the Company's European operations and Chairman of the Company's Board of Directors and of the Board of Managers of Cohen & Company, LLC.

        The DGC Trust was established by Mr. Cohen. Mr. Cohen is neither a trustee nor a named beneficiary of the DGC Trust and does not have any voting or dispositive control of securities held by the DGC Trust. However, Mr. Cohen may be deemed to be the beneficial owner of any securities (including any of the 2019 LLC Units) held by the DGC Trust as a result of his ability to acquire at any time any of the DGC Trust's assets, including any securities held by the DGC Trust (and, in turn, the sole voting and sole dispositive power with respect to such securities), by substituting other property of an equivalent value without the approval or consent of any person, including any trustee or beneficiary of the DGC Trust.

        Daniel G. Cohen has been identified as an interested person because he has an interest in the transactions being voted upon in Proposal Two and is a nominee for election as a director of the Company pursuant to Proposal One.

        Daniel G. Cohen is a beneficial owner of shares of the Company's voting securities and has indicated to the Company that he intends to vote such shares in favor of Proposal Two (see "Share Ownership of Certain Beneficial Owners and Management" below for additional details regarding the voting securities in the Company beneficially owned by Daniel G. Cohen).

        If Proposal Two is approved, Mr. Cohen and the DGC Trust will be able to redeem the 2019 LLC Units (i.e., 22,429,541 LLC Units) into the 2019 Redemption Shares (i.e., 2,242,954 shares of our common stock) at any time.

        Other than with respect to Mr. Cohen, management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein.

PROPOSAL TWO—APPROVAL OF, IN ACCORDANCE WITH SECTION 713(a) OF THE NYSE AMERICAN COMPANY GUIDE, THE COMPANY'S POTENTIAL ISSUANCE OF UP TO 2,242,954 SHARES OF COMMON STOCK IN CONNECTION WITH THE POTENTIAL REDEMPTION OF UP TO 22,429,541 LLC UNITS IN COHEN & COMPANY, LLC ISSUED PURSUANT TO THE 2019 UNIT PURCHASE AGREEMENT

        Pursuant to this Proposal Two, we are asking our stockholders to approve, in accordance with Section 713(a) of the NYSE American Company Guide, the potential issuance by the Company to the holder(s) of the 2019 LLC Units up to an aggregate of 2,242,954 shares of common stock (the "2019 Redemption Shares").

        Our Board of Directors has unanimously approved the potential issuance by the Company of the 2019 Redemption Shares upon a potential Unit Redemption of the 2019 LLC Units and has determined that the approval of such issuance is advisable and in the best interests of the Company and its stockholders.

        Please note that, if this Proposal Two is not approved by the Company's stockholders, until the Company's stockholders approve the potential issuance of the shares of common stock issuable upon a Unit Redemption of the 2019 LLC Units for purposes of Section 713(a) of the NYSE American's Company Guide, the 2019 LLC Units will not be redeemable into shares of common stock if such conversion would result in the Company issuing a number of shares of common stock that, when aggregated with any shares of common stock previously issued in connection with any Unit Redemption of the 2019 LLC Units, equals or exceeds, in the aggregate, 19.99% of the outstanding common stock as of December 30, 2019 the date of the issuance of the 2019 LLC Units by Cohen & Company, LLC.

        THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY APPROVE THE POTENTIAL ISSUANCE OF THE 2019 REDEMPTION SHARES IN CONNECTION WITH A POTENTIAL UNIT REDEMPTION OF THE 2019 LLC UNITS AND HAS DETERMINED THAT SUCH ISSUANCE IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, THE COMPANY AND ITS STOCKHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE POTENTIAL ISSUANCE OF AN AGGREGATE OF UP TO 2,242,954 SHARES OF COMMON STOCK, REPRESENTING THE 2019 REDEMPTION SHARES. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR THE APPROVAL OF THE POTENTIAL ISSUANCE OF THE 2019 REDEMPTION SHARES IN CONNECTION WITH A POTENTIAL UNIT REDEMPTION OF THE 2019 LLC UNITS.

 PROPOSAL THREE—APPROVAL OF THE COHEN & COMPANY INC. 2020 LONG-TERM INCENTIVE PLAN

        This section of the proxy statement is a summary of the material provisions of the Cohen & Company Inc. 2020 Long-Term Incentive Plan, a copy of which is attached to this proxy statement as Annex C. Because the description is a summary, it does not contain all of the information about the 2020 Long-Term Incentive Plan that may be important to you. You should refer to the full text of the 2020 Long-Term Incentive Plan, which is hereby incorporated by reference into this proxy statement, for details of the terms of the 2020 Long-Term Incentive Plan.

General

        On April 7, 2020, the Board of Directors of the Company adopted the Cohen & Company Inc. 2020 Long-Term Incentive Plan (the "2020 Long-Term Incentive Plan"). The purpose of the 2020 Long-Term Incentive Plan is to provide the Company with the flexibility to use stock options and other awards as part of an overall compensation package to provide equity-based compensation to attract and retain qualified personnel. Awards by the Compensation Committee that result in the issuance of the Company's common stock are subject to approval of the 2020 Long-Term Incentive Plan by the Company's stockholders.

        The 2020 Long-Term Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") or qualified under Section 401(a) of the Code. All expenses associated with the 2020 Long-Term Incentive Plan are borne by the Company. The 2020 Long-Term Incentive Plan is not generally subject to ERISA as it is neither an employee welfare benefit plan nor an employee pension benefit plan.

Purpose

        The purpose of the 2020 Long-Term Incentive Plan is to attract key employees, directors, officers, advisors and consultants and to induce them to remain with us and our subsidiaries and encourage them to increase their efforts to make our business more successful, whether directly or through our subsidiaries or other affiliates. In furtherance of these objectives, the 2020 Long-Term Incentive Plan is designed to provide equity-based incentives to such persons in the form of options (including stock appreciation rights), restricted stock, restricted stock units, dividend equivalent rights and other forms of equity based awards as contemplated by the 2020 Long-Term Incentive Plan (collectively, "Awards"), with eligibility for such Awards determined by the Compensation Committee.

Duration; Termination

        The 2020 Long-Term Incentive Plan terminates on, and no Award will be granted under the 2020 Long-Term Incentive Plan on or after, April 7, 2030; provided, however, that the Board of Directors may, at any time prior to that date, terminate the 2020 Long-Term Incentive Plan.

Administration

        Except as described below, the 2020 Long-Term Incentive Plan is administered by the Compensation Committee, which consists of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a "non-employee director" under Rule 16b-3 and qualify as an outside director under Section 162(m) of the Code. If, at any time during the term of the 2020 Long-Term Incentive Plan, the Compensation Committee does not exist, the functions of the Compensation Committee will be exercised by the Board of Directors. No member of the Compensation Committee may act as to matters under the 2020 Long-Term Incentive Plan specifically relating to such member, and grants of Awards to a member of the Compensation Committee will be made and administered by the Board of Directors rather than the Compensation Committee. Where this summary of the 2020 Long-Term Incentive Plan hereafter refers to the "Compensation Committee," it is intended to refer to the Board of Directors in those instances where the Board of Directors rather than the Compensation Committee is responsible for the administration of the 2020 Long-Term Incentive Plan.

        The Compensation Committee has the full authority to administer and interpret the 2020 Long-Term Incentive Plan, to authorize the granting of Awards, to determine the eligibility of key employees, directors, officers, advisors, consultants and other personnel of the Company and its subsidiaries to receive Awards, to determine the number of shares of common stock to be covered by each Award (subject to the individual participant limitations provided in the 2020 Long-Term Incentive Plan), to determine the terms, provisions and conditions of each Award (which may not be inconsistent with the terms of the 2020 Long-Term Incentive Plan), to prescribe the form of instruments evidencing Awards and to take any other actions and make all other determinations that it deems necessary or appropriate in connection with the 2020 Long-Term Incentive Plan or the administration or interpretation thereof. The interpretation by the Compensation Committee of any provisions of the 2020 Long-Term Incentive Plan or an Award granted under the 2020 Long-Term Incentive Plan will be final, conclusive and binding.

Eligibility and Types of Awards

        Eligibility for Awards under the 2020 Long-Term Incentive Plan is determined by the Compensation Committee. Key employees, directors, officers, advisors, consultants and other personnel of the Company and its subsidiaries and other persons who are expected to provide significant services to the Company or its subsidiaries, including Cohen & Company, LLC, any joint venture affiliate of the Company or its subsidiaries and employees of such persons (each a "Participant") are eligible to be granted Awards under the 2020 Long-Term Incentive Plan.

        All directors and employees of the Company or its affiliates are eligible to receive awards under the 2020 Long-Term Incentive Plan, including the Company's named executive officers, Lester R. Brafman, Daniel G. Cohen and Joseph W. Pooler, Jr. As of April     , 2020, all of our directors (five persons), executive officers (three persons) and employees of the Company and its affiliates (approximately    persons) were eligible to participate in the 2020 Long-Term Incentive Plan.

New Plan Benefits

Cohen & Company Inc.
2020 Long-Term Incentive Plan

Name and Position	Dollar Value ($)	Number of Units
Daniel G. Cohen, Chairman of the Board of Directors and President and Chief Executive, European operations	(1)	(1)
Lester R. Brafman, Chief Executive Officer	(1)	(1)
Joseph W. Pooler, Jr., Chief Financial Officer and Treasurer	(1)	(1)
Current Executive Officers as a Group	(1)	(1)
Non-Executive Director Group	(1)	(1)
Non-Executive Officer Employee Group	(1)	(1)

(1)
As of April     , 2020, no Awards had been granted under the 2020 Long-Term Incentive Plan. All Awards granted under the 2020 Long-Term Incentive Plan will be made at the discretion of the Compensation Committee. Because benefits under the 2020 Long-Term Incentive Plan will depend on the Compensation Committee's actions and the fair market value of the Company's common stock at various future dates, it is not possible to determine the benefits that will be received by directors, executive officers and other employees if the 2020 Long-Term Incentive Plan is approved by stockholders.

Available Shares

        Subject to adjustment upon certain corporate transactions or events, the total number of shares of common stock that may be awarded, or issued upon the exercise of options granted, under the 2020 Long-Term Incentive Plan may not, in the aggregate, exceed 600,000. As of April     , 2020, none of the 600,000 shares of our common stock authorized for issuance under the 2020 Long-Term Incentive Plan were issued or outstanding. As of April     , 2020, the per share price of the Company's common stock was $        , as reported by the NYSE American.

        If an option or other Award granted under the 2020 Long-Term Incentive Plan expires or terminates, the shares subject to any portion of the Award that expires or terminates without having been exercised or paid, as the case may be, will again become available for the issuance under the 2020 Long-Term Incentive Plan. Unless previously terminated by the Board of Directors, no new Award may be granted under the 2020 Long-Term Incentive Plan after April 7, 2030.

Awards Under Our 2020 Long-Term Incentive Plan

Stock Options

        Options with respect to an aggregate of no more than 600,000 shares of our common stock may be granted under the Plan.

        The terms of specific options, including whether options constitute "incentive stock options" for purposes of Section 422(b) of the Code, will be determined by the Compensation Committee. The exercise price of an option will also be determined by the Compensation Committee and reflected in the applicable Award agreement. The exercise price for each option will be not less than 100% of the Fair Market Value (as defined in the 2020 Long-Term Incentive Plan) of the underlying stock on the day the option is granted. In the case of an incentive stock option granted to a 10% stockholder, the exercise price may not be lower than 110% of the Fair Market Value of the common stock on the date of grant. Options will be exercisable at such times and subject to such terms as determined by the Compensation Committee. Each option will be exercisable after the period or periods specified in the applicable Award agreement, which will generally not exceed ten years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder, if permitted under the 2020 Long-Term Incentive Plan). An option must be exercised by the holder thereof by written notice (in the form prescribed by the Compensation Committee) to the Company or its designee specifying the number of shares to be purchased.

        Except as may otherwise be provided in the applicable Award agreement, if a Participant's employment is terminated by the Company without cause, or because of the retirement, disability or death of the Participant, the 2020 Long-Term Incentive Plan provides for limited periods of time in which certain options may be exercised and any options that are not exercised will be forfeited. Subject to the provisions of the applicable Award agreement, if the Participant's employment is terminated for cause, all of the Participant's vested and unvested options will immediately be forfeited.

        Each option granted under the 2020 Long-Term Incentive Plan is nontransferable by the optionee except by will or the laws of descent and distribution of the state wherein the optionee is domiciled at the time of the optionee's death; provided, however, that the Compensation Committee may (but need not) permit other transfers, where it concludes that such transferability (i) does not result in accelerated U.S. federal income taxation, (ii) does not cause any option intended to be an incentive stock option to fail to be described in Section 422(b) of the Code, (iii) complies with applicable law, including securities laws, and (iv) is otherwise appropriate and desirable. The Compensation Committee may also grant "stock appreciation rights" as part of (or as the exclusive way to exercise) an option.

        The Compensation Committee will determine the time or times at which an option may be exercised in whole or in part, and the method or methods by which, and the form or forms in which, payment of the option price with respect thereto may be made or deemed to have been made (including, without limitation, by cash, loans or third-party sale programs, or by the tender of previously-owned shares). An individual who holds an option granted under the 2020 Long-Term Incentive Plan will have none of the rights of a stockholder with respect to the shares which are the subject of that option unless and until those shares are issued and outstanding as a result of the exercise of the option.

Restricted Stock

        An award of restricted stock is an award of common stock that is subject to restrictions on sale, transferability and such other restrictions, if any, as the Compensation Committee may impose at the date of grant. Grants of restricted stock will be subject to vesting schedules as determined by the Compensation Committee. Restrictions on the shares will lapse in accordance with the terms of the applicable Award agreement, as determined by the Compensation Committee. The restrictions on the shares of common stock may lapse separately or in combination at such times, under such circumstances, including, without limitation, a specified period of employment or the satisfaction of pre-established criteria, in such installments or otherwise, as the Compensation Committee may determine. Except to the extent restricted under the award agreement relating to the restricted stock, a participant granted restricted stock has all of the rights of a stockholder, including, without limitation, the right to vote and the right to receive dividends on the restricted stock. Cash dividends on shares of restricted stock will, unless otherwise provided by the Compensation Committee, be held by the Company until the period of forfeiture in relation to the shares has lapsed. Such dividends will be forfeited if the underlying shares are forfeited. If the shares are not forfeited, the dividends will be paid over to the Participant as soon as practicable after the period of forfeiture has lapsed.

        Except as may be provided in an applicable Award agreement, if, during the forfeiture period in relation to a Participant's restricted stock, the Participant's employment is terminated by the Company without cause, or because of the retirement, disability or death of the Participant, or in the event of a change in control of the Company, the restrictions on all of the Participant's restricted stock will immediately lapse. Except as may otherwise be provided in an applicable Award agreement, if the Participant's employment is terminated for cause, or the Participant terminates his or her employment, all of the Participant's restricted stock that is still subject to restrictions will immediately be forfeited and, if the Participant paid any purchase price for the restricted stock, the Company will pay the Participant the lower of that price or the then market value of the stock on the date of termination.

Restricted Stock Units

        Restricted stock units will vest as provided in the applicable award agreement. A restricted stock unit represents a future right to receive the Fair Market Value of a share of the Company's common stock, or, if provided by the Compensation Committee, the right to receive the Fair Market Value of a share of common stock in excess of a base value established by the Compensation Committee at the time of grant. Each restricted stock unit will generally be settled by the transfer of one share of the Company's common stock. The Compensation Committee may allow the Company, or the Participant, to elect that restricted stock units be settled by the transfer of cash or shares of the Company's common stock. Generally, the settlement date for restricted stock units will be the first day of the month following the month in which the restricted stock units vest. The Compensation Committee may, in its discretion and under certain circumstances, permit a Participant to receive, as settlement of restricted stock units, installments over a period not to exceed 10 years. In addition, the Compensation

Committee may establish a program under which distributions with respect to restricted stock units may be deferred for additional periods, any such deferrals may be subject to Section 409A of the Code.

        Rights to payments with respect to restricted stock units are generally not subject to alienation, transfer, assignment, pledge or garnishment. Restricted stock units do not give the holder thereof any rights with respect to common stock or any ownership interest in the Company. Except as may be provided in accordance the 2020 Long-Term Incentive Plan, the holder of a restricted stock unit will not have any voting, dividend or derivative or other similar rights with respect to the restricted stock unit.

Dividend Equivalents

        A dividend equivalent is a right to receive (or have credited) the equivalent value of regular cash dividends declared on common stock otherwise subject to an Award. The Compensation Committee may provide that amounts payable with respect to dividend equivalents will be converted into cash or additional common stock. The Compensation Committee will establish all other limitations and conditions of awards of dividend equivalents as it deems appropriate. The Compensation Committee may establish a program under which amounts payable in respect of dividend equivalents may be deferred; any such deferrals may be subject to Section 409A of the Code.

Other Equity-Based Awards

        The 2020 Long-Term Incentive Plan authorizes the granting of other Awards based upon the common stock of the Company (including the grant of securities convertible into common stock and stock appreciation rights) and interests (which may be expressed as units or otherwise) in subsidiaries, as applicable.

Special Rules Upon Reorganizations, Changes in Control, Etc.

        If the Company is involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of substantially all of the assets or stock of the Company or a transaction similar thereto, or upon certain changes in capital structure and other similar events, the Compensation Committee may make related adjustments in its discretion to outstanding Awards and various 2020 Long-Term Incentive Plan provisions (including, without limitation, to the number and kind of shares available under the 2020 Long-Term Incentive Plan).

        Without limiting the foregoing, upon a "Change in Control" of the Company (as defined in the 2020 Long-Term Incentive Plan), the Compensation Committee may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the Change in Control, but only if the Compensation Committee determines that the adjustments do not have an adverse economic impact on the Participants (as determined at the time of the adjustments).

Amendments

        The Board of Directors may amend the 2020 Long-Term Incentive Plan as it deems advisable, except that it may not amend the 2020 Long-Term Incentive Plan in any way that would adversely affect a Participant with respect to an Award previously granted unless the amendment is required in order to comply with applicable laws; provided, however, that the 2020 Long-Term Incentive Plan may not be amended without stockholder approval in any case in which amendment in the absence of stockholder approval would cause the 2020 Long-Term Incentive Plan to fail to comply with any applicable legal requirement or applicable exchange or similar rule.

Certain U.S. Federal Income Tax Consequences

        This tax discussion is a general description of certain expected federal income tax results under current law, and all affected individuals should consult their own advisors if they wish any further details or have specific questions.

Non-Qualified Stock Options

        No income will be recognized by an option holder at the time a non-qualified stock option is granted. Ordinary income will generally be recognized by an option holder, however, at the time a non-qualified stock option is exercised in an amount equal to the excess of the Fair Market Value of the underlying common stock on the exercise date over the exercise price. This amount of income will be subject to income tax withholding and employment taxes. The Company will generally be entitled to a deduction for U.S. federal income tax purposes in the same amount as the amount included in ordinary income by the option holder with respect to his or her non-qualified stock option. Gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and will generally be long-term or short-term capital gain depending on the holding period involved. The tax basis of the shares acquired upon the exercise of any non-qualified stock option will be equal to the sum of the exercise price of the non-qualified stock option and the amount included in income with respect to the option. Notwithstanding the foregoing, in the event that exercise of the option is permitted other than by cash payment of the exercise price, various special tax rules may apply.

Incentive Stock Options

        In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to an option holder or a deduction for the Company. If an option holder disposes of the shares of common stock acquired upon the exercise of the incentive stock option on or after the later of (i) two years after the incentive stock option is granted and (ii) one year after the transfer of the shares to the option holder pursuant to exercise of the option the difference between the amount realized on such disposition and your basis in the shares will be taxed as capital gain or loss. The Company will not be entitled to a tax deduction. In addition, the option holder must be an employee of the Company or a qualified subsidiary at all times between the date of grant and the date three months (one year in the case of disability) before exercise of the option. (Special rules apply in the case of the death of the option holder). However, the exercise of an incentive stock option (if the holding period rules described in this paragraph are satisfied) may subject the optionee to the alternative minimum tax.

        If the holding period rules noted above are not satisfied, gain recognized on the disposition of the shares acquired upon the exercise of an incentive stock option will be characterized as ordinary income. This gain will be equal to the difference between the exercise price and the Fair Market Value of the shares at the time of exercise (special rules may apply to disqualifying dispositions where the amount realized is less than the value at exercise). The Company will generally be entitled to a deduction equal to the amount of such gain included by an option holder as ordinary income. Any excess of the amount realized upon such disposition over the fair market value at exercise will generally be long-term or short-term capital gain depending on the holding period involved. Notwithstanding the foregoing, if exercise of the option is permitted other than by cash payment of the exercise price, various special tax rules may apply. The current position of the Internal Revenue Service is that income tax withholding and employment taxes do not apply upon the exercise of an incentive stock option or upon any subsequent disposition, including a disqualifying disposition, of shares acquired pursuant to the exercise of the incentive stock option.

Restricted Stock

        Unless a holder of restricted stock makes an "83(b) election" (as discussed below), there generally will be no tax consequences as a result of the grant of restricted stock until the restricted stock is no longer subject to a substantial risk of forfeiture or is transferable (free of the risk). Dividends paid on unvested shares, if retained by the grantee, will generally be treated as compensation income for U.S. federal income tax purposes (unless an 83(b) election has been made, as discussed below). Generally, when the restrictions are lifted, the holder will recognize ordinary income, and the Company will be entitled to a deduction equal to the difference between the fair market value of the stock at that time and the amount, if any, paid by the holder for the restricted stock. This amount of income will be subject to income tax withholding and employment taxes. Subsequently realized changes in the value of the stock generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares are held prior to disposition of the shares. In general terms, if a holder makes an 83(b) election (under Section 83(b) of the Code) upon the award of restricted stock, the holder will recognize ordinary income on the date of the award of restricted stock, and the Company will be entitled to a deduction equal to (a) the fair market value of the restricted stock as though the stock were (1) not subject to a substantial risk of forfeiture or (2) transferable, minus (b) the amount, if any, paid for the restricted stock. If an 83(b) election is made, there will generally be no tax consequences to the holder upon the lifting of restrictions, and all subsequent appreciation in the restricted stock generally would be eligible for capital gains treatment. In the event of a forfeiture after an 83(b) election is made, no deduction or loss will be available, other than with respect to amounts actually paid for the stock.

Restricted Stock Units

        In general, a grantee of restricted stock units is not taxed at the time of the grant. Instead, the holder is taxed at the time in which there is no longer a substantial risk of forfeiture (i.e., at the time the restricted stock units have vested). Generally, when the restrictions are lifted, the holder must recognize ordinary income, and the Company will be entitled to a deduction equal to the difference between the fair market value of the grant at that time, minus the amount paid for the grant (if any). This amount of income will be subject to income tax withholding and employment taxes. For grants that are settled in actual shares, the employee's tax holding period begins at the time of distribution (which may or may not coincide with vesting), and the holder's tax basis is equal to the amount paid for the stock plus the amount included as ordinary income. Subsequently realized changes in the value of the stock generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares are held prior to disposition of the shares.

Dividend Equivalent Rights

        There generally will be no tax consequences as a result of the award of a dividend equivalent right. When payment is made, the holder of the dividend equivalent generally will recognize ordinary income, and the Company will be entitled to a deduction, equal to the amount received in respect of the dividend equivalent right. This amount of income will be subject to income tax withholding and employment taxes.

Securities Exchange Act of 1934

        Additional special tax rules may apply to those Award holders who are subject to the rules set forth in Section 16 of the Exchange Act.

Interest of Certain Persons In Matters to Be Acted Upon

        Our directors and officers are eligible to receive awards under the 2020 Long-Term Incentive Plan. Directors and executive officers may benefit from the payment of equity-based awards under the 2020 Long-Term Incentive Plan.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE COHEN & COMPANY INC. 2020 LONG-TERM INCENTIVE PLAN. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR THE APPROVAL OF THE COHEN & COMPANY INC. 2020 LONG-TERM INCENTIVE PLAN.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

        The following table summarizes the executive compensation earned by the Company's named executive officers in 2018 and 2019:

	Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Lester R. Brafman	2019	630,000	—	220,000	(6)	—	—	—	52,602	902,602
Chief Executive Officer(3)	2018	630,000	—	220,000	(7)	—	400,000	—	43,278	1,293,278
Daniel G. Cohen	2019	630,000	—	220,000	(8)	—	—	—	52,602	902,602
Chairman(4)	2018	630,000	—	440,000	(9)	—	200,000	—	43,278	1,313,278
Joseph W. Pooler, Jr.	2019	441,000	—	75,000	(6)	—	170,000	—	52,411	738,411
Executive Vice President, Chief Financial Officer & Treasurer(5)	2018	441,000	—	75,000	(7)	—	170,000	—	43,110	729,110

(1)
Amounts in this column represent the grant date fair value of the restricted stock award and restricted unit award, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation ("FASB ASC Topic 718"). The assumptions used in the calculations of these amounts are included in Note 22 to the Company's audited financial statements for the year ended December 31, 2019 attached to our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 6, 2020 (the "2019 Form 10-K"). Amounts do not correspond to the actual value that may be recognized by the named executive officer.

(2)
Amounts in this column represent 401(k) plan matching contributions made by the Company and life insurance premium payments paid by the Company on behalf of the named executive officer. Also includes $43,110 and $33,959 of premiums paid on behalf of each named executive officer in 2019 and 2018, respectively, in connection with the Company's medical and dental plan and the executive medical reimbursement plan.

(3)
Mr. Brafman has served as the Chief Executive Officer of the Company since September 16, 2013. Mr. Brafman served as the President of the Company and of Cohen & Company, LLC from June 3, 2013 until September 16, 2013.

(4)
Mr. Cohen has, since, February 21, 2018, served as the Chairman of the Board of Directors and of the Board of Managers of the Company's majority owned subsidiary, Cohen & Company, LLC, and has, since September 16, 2013, served as the President and Chief Executive of the Company's European Business, and as President, a director and the Chief Investment Officer of the Company's indirect majority owned subsidiary, CCFL. Mr. Cohen served as Vice Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC from September 16, 2013 to February 21, 2018. Mr. Cohen served as the Chief Executive Officer and Chief Investment Officer of the Company from December 16, 2009 to September 16, 2013 and as the Chairman of the Board of Directors from October 6, 2006 to September 16, 2013. In addition, Mr. Cohen served as the Chairman of the Board of Managers of Cohen & Company, LLC from 2001 to September 16, 2013, as the Chief Investment Officer of Cohen & Company, LLC from October 2008 to September 16, 2013, and as Chief Executive Officer of Cohen & Company, LLC from December 16, 2009 to September 16, 2013.

(5)
Mr. Pooler has served as the Company's Executive Vice President and Chief Financial Officer and Treasurer since December 16, 2009.

(6)
Effective February 13, 2020, 50,808 restricted shares of our common stock were awarded to Mr. Brafman, and 17,321 restricted shares of our common stock were awarded to Mr. Pooler, in each case based on their respective performance in 2019 (as more fully discussed below). The grant date fair value per share of these restricted shares was $4.33. These restricted shares were awarded under the Company's Second Amended 2010 Long-Term Incentive Plan (the "2010 Long-Term Incentive Plan"). With regard to each such award, the restrictions expire with respect to one-half of these restricted shares on January 31, 2021 and with respect to the remaining one-half of these restricted shares on January 31, 2022, in each case, so long as Mr. Brafman or Mr. Pooler, as applicable, is then employed by the Company or any of its subsidiaries.

(7)
Effective February 13, 2019, 27,500 restricted shares of our common stock were awarded to Mr. Brafman, and 9,375 restricted shares of our common stock were awarded to Mr. Pooler, in each case based on their respective performance in 2018 (as more fully discussed below). The grant date fair value per share of these restricted shares was $8.00. These restricted shares were awarded under the 2010 Long-Term Incentive Plan. With regard to each such award, the restrictions expired with respect to one-half of these restricted shares on January 31, 2020 and will expire with respect to the remaining one-half of these restricted shares on January 31, 2021, in each case, so long as Mr. Brafman or Mr. Pooler, as applicable, is then employed by the Company or any of its subsidiaries.

(8)
Effective February 13, 2020, 508,080 restricted LLC Units were awarded to Mr. Cohen based on his performance in 2019. The grant date fair value per share of these LLC Units was $0.433. These LLC Units were awarded under the 2010 Long-Term Incentive Plan. The restrictions will expire with respect to half of these LLC Units on January 31, 2021 and with respect to the remaining half of these restricted LLC Units on January 31, 2022, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. Following the expiration of the applicable restrictions on these LLC Units, Mr. Cohen will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company's option, cash or one share of common stock for every ten such LLC Units.

(9)
Effective February 13, 2019, 550,000 restricted LLC Units were awarded to Mr. Cohen based on his performance in 2018 (as more fully discussed below). The grant date fair value per share of these LLC Units was $0.80. These LLC Units were awarded under the 2010 Long-Term Incentive Plan. The restrictions expired with respect to half of these LLC Units on January 31, 2020 and will expire with respect to the remaining half of the LLC Units on January 31, 2021 so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. Mr. Cohen may cause Cohen & Company, LLC to redeem the unrestricted half of these LLC Units at any time for, at the Company's option, cash or one share of common stock for every ten such LLC Units. Following the expiration of the restrictions on the remaining half of these LLC Units, Mr. Cohen will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company's option, cash or one share of common stock for every ten such LLC Units.

        In April 2018, after consulting with Mr. Brafman, the Compensation Committee established performance targets for 2018 incentive plan compensation based on the Company's annual pre-tax income. The targeted 2018 cash bonuses for Messrs. Brafman, Cohen and Pooler were set at 150%, 150% and 100% of base salary, respectively, while the targeted equity bonuses for such executives were set at 30%, 30% and 25% of base salary, respectively. Subject to the Compensation Committee's review and discretion, 50% of performance-based bonuses would be discretionary, based on each executive's respective performance and qualitative achievements in 2018, and the remaining 50% would be based on pre-tax income. No executive officer other than Mr. Brafman had any role in determining or recommending the amount or form of 2018 executive officer compensation.

        As reflected under "Non-Equity Incentive Plan Compensation" in the Summary Compensation Table above, Messrs. Brafman, Cohen and Pooler were awarded performance-based cash bonus awards in the amounts of $400,000, $200,000 and $170,000, respectively. In addition, Messrs. Brafman, Cohen and Pooler were awarded performance-based equity bonus awards in the amounts of $220,000, $440,000 and $75,000, respectively, for their performance in 2018. In determining such performance-based bonuses, the Compensation Committee considered the targeted performance metric that was achieved in 2018, as well as qualitative achievements such as Messrs. Brafman's, Cohen's and Pooler's respective roles during 2018 in connection with the following:

  •
  Growing the Company's GCF Repo Business from an approximately $1.3 billion book at the end of 2017 to an approximately $4.8 billion book at the end of 2018, including achieving profitability in three months during the year;

  •
  Negotiated and closed $25 million line of credit to support the launch of the GCF Repo Business;

  •
  Launching the new U.S. Insurance Asset Management platform, including the negotiation and closing of a joint venture where the Company committed to invest up to $3 million and an outside investor committed to invest approximately $63 million;

  •
  Strategically monetizing a structured product principal investment; and

  •
  The Company's ability to mitigate a more substantial pre-tax loss and net loss due to the markets for trading being down substantially in 2018, significant expenditures on business development efforts, and a material drop off from 2017 in non-recurring revenue streams such as the Company's European new issue revenue and its other revenue items from revenue share contracts.

        Mr. Cohen did not receive "Non-Equity Incentive Plan Compensation" related to the provision in the Cohen Employment Agreement calling for a payment equal to 25% of the aggregate net income of the European Business (as defined in the Cohen Employment Agreement, which is described in greater detail below), as the cumulative net income was still negative as of the end of 2018.

        In February 2019, the Board of Directors, upon the Compensation Committee's recommendation, unanimously approved the compensation for each executive officer for 2018.

        In June 2019, after consulting with Mr. Brafman, the Compensation Committee determined that 2019 incentive plan compensation would be discretionary. The targeted 2019 cash bonuses for Messrs. Brafman, Cohen and Pooler were set at 150%, 150% and 100% of base salary, respectively, while the targeted equity bonuses for such executives were set at 30%, 30% and 25% of base salary, respectively. Subject to the Compensation Committee's review of the Company's performance, and at the Compensation Committee's discretion, 100% of performance-based bonuses would be discretionary, based on each executive's respective performance and qualitative achievements in 2019. No executive officer other than Mr. Brafman had any role in determining or recommending the amount or form of 2019 executive officer compensation.

        As reflected under "Non-Equity Incentive Plan Compensation" in the Summary Compensation Table above, Messrs. Brafman, Cohen and Pooler were awarded performance-based cash bonus awards in the amounts of $0, $0 and $170,000, respectively. In addition, Messrs. Brafman, Cohen and Pooler were awarded performance-based equity bonus awards in the amounts of $220,000, $220,000 and $75,000, respectively, for their performance in 2019. In determining such performance-based bonuses, the Compensation Committee considered qualitative achievements such as Messrs. Brafman's, Cohen's and Pooler's respective roles during 2019 in connection with the following:

  •
  Growing the Company's GCF Repo Business from an approximately $4.8 billion book at the end of 2018 to an approximately $6.2 billion book at the end of 2019, including achieving profitability in nine months during the year and growing revenue by $3.9 million from 2018;

  •
  Growing the Company's Gestation Repo Business from an approximately $.4 billion book at the end of 2018 to an approximately $1.3 billion book at the end of 2019, growing revenue by $3.5 million from 2018;

  •
  Sponsoring Insurance Acquisition Corp, a blank check company that is seeking to effect a business combination with an insurance related entity; initial public offering in March 2019 raised proceeds of $150.7 million;

  •
  Closing the 2019 Unit Purchase Agreement, increasing the non-controlling interest component of total equity by $7.9 million;

  •
  Restructuring and extending the maturity of $6.8 million senior notes by one year to September 25, 2020;

  •
  The Company's ability to mitigate a more substantial pre-tax loss and net loss, despite significant expenditures on business development efforts, and a material drop off from 2018 in certain non-recurring revenue streams, including certain asset management, new issue and advisory, and principal transactions revenues.

        Mr. Cohen did not receive "Non-Equity Incentive Plan Compensation" related to the provision in the Cohen Employment Agreement calling for a payment equal to 25% of the aggregate net income of the European Business (as defined in the Cohen Employment Agreement, which is described in greater detail below), as the Company's cumulative net income was still negative as of the end of 2019.

        In February 2020, the Board of Directors, upon the Compensation Committee's recommendation, unanimously approved the compensation for each executive officer for 2019.

Outstanding Equity Awards at Fiscal Year-End 2019

        The following table summarizes the equity awards the Company has made to each of the named executive officers that were outstanding as of December 31, 2019:

						Stock Awards
										Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
									Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)
	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Lester R. Brafman	—	—	—	—	—	37,069	(2)	146,423	—	—
Joseph W. Pooler, Jr.	—	—	—	—	—	11,767	(2)	46,480	—	—
Daniel G. Cohen	—	—	—	—	—	550,000	(3)	217,250	—	—
	—	—	—	—	—	20,095	(2)	79,375	—	—

(1)
The amounts set forth in this column equal the number of shares of restricted common stock or the number of shares of common stock into which restricted LLC Units may be redeemed, as applicable, multiplied by the closing price of the Company's common stock ($3.95) as reported by the NYSE American on December 31, 2019.

(2)
Represents restricted shares of the Company's common stock.

(3)
Represents LLC Units. Effective February 13, 2019, 550,000 restricted LLC Units were awarded to Mr. Cohen based on his performance in 2018. These restricted LLC Units were awarded under the 2010 Long-Term Incentive Plan. The restrictions expired with respect to half of these restricted LLC Units on January 31, 2020 and will expire with respect to the remaining half of the LLC Units on January 31, 2021 so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. Mr. Cohen may cause Cohen & Company, LLC to redeem the unrestricted half of these LLC Units at any time for, at the Company's option, cash or one share of common stock for every ten such LLC Units. Following the expiration of the restrictions on the remaining half of these LLC Units, Mr. Cohen will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company's option, cash or one share of common stock for every ten such LLC Units.

Employment Agreements with Named Executive Officers

Lester R. Brafman, Chief Executive Officer

        On September 16, 2013, the Company and Cohen & Company, LLC entered into an Employment Agreement with Mr. Brafman (the "Brafman Employment Agreement"). The Brafman Employment Agreement expired pursuant to its own terms on December 31, 2014. Mr. Brafman does not currently have an employment agreement with the Company.

        Under the Brafman Employment Agreement, Mr. Brafman served as the Chief Executive Officer of both the Company and Cohen & Company, LLC.

        The Brafman Employment Agreement provided that Mr. Brafman's minimum base salary was $600,000 per annum. In addition, the Compensation Committee could periodically review Mr. Brafman's base salary and provide for such increases as it deemed appropriate, in its discretion. On February 16, 2017, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Brafman's salary to $630,000 per year, effective January 1, 2017.

        Under the Brafman Employment Agreement, in addition to base salary, for each fiscal year of Cohen & Company, LLC ending during the term, Mr. Brafman had the opportunity to receive an annual bonus in an amount and on such terms as were to be determined by the Compensation Committee. The Compensation Committee also had the discretion to grant Mr. Brafman other bonuses in such amounts and on such terms as it determined, in its discretion. The foregoing did not limit Mr. Brafman's eligibility to receive any other bonus under any other bonus plan, stock option or equity-based plan, or other policy or program of the Company or Cohen & Company, LLC.

        Under the Brafman Employment Agreement, Mr. Brafman was entitled to participate in any equity compensation plan of the Company or Cohen & Company, LLC in which he was eligible to participate, and could be granted, in accordance with any such plan, options to purchase LLC Units, options to purchase shares of the Company's common stock, shares of restricted stock and/or other equity awards in the discretion of the Compensation Committee. The Brafman Employment Agreement also provided that Mr. Brafman was entitled to participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits and perquisites that were available to other senior executives of Cohen & Company, LLC generally, in each case to the extent that Mr. Brafman was eligible under the terms of such plans or programs.

        Daniel G. Cohen, Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, President and Chief Executive of the Company's European Operations, and President of CCFL

        On May 9, 2013, in connection with the CBF Purchase Agreement, Mr. Cohen entered into the Amended and Restated Employment Agreement (the "Cohen Employment Agreement"), dated as of May 9, 2013, among the Company and Cohen & Company, LLC, and, solely for purposes of Sections 6.4 and 7.5 thereof, JVB and J.V.B. Financial Group Holdings (formerly known as C&Co/PrinceRidge Holdings LP and as PrinceRidge Holdings LP).

        The Cohen Employment Agreement became effective on September 16, 2013.

        The initial term of the Cohen Employment Agreement ended on December 31, 2014, however, pursuant to the terms of the Cohen Employment Agreement, the term renewed automatically for an additional one-year period at such time and will continue to be renewed for additional one-year periods at the end of any renewed term unless terminated by the parties in accordance with the terms of the Cohen Employment Agreement.

        Pursuant to the Cohen Employment Agreement, Mr. Cohen will receive, during the term thereof, a guaranteed payment from Cohen & Company, LLC of at least $600,000 annually (the "Current Guaranteed Payment"), and will be entitled to receive the following allocations (collectively, "Cohen Allocations") from the Company: (a) a payment equal to 25% of the aggregate net income, if any, of the European Business in each calendar year as determined in accordance with GAAP, subject to an off-set equal to 25% of the aggregate net losses, if any, in prior periods until such net losses have been fully off-set by net income in future periods, and (b) a payment equal to 20% of the gross revenues generated on transactions that Mr. Cohen is responsible for generating for the Company's non-European broker-dealers during each semi-annual calendar period as determined in accordance with GAAP. On February 16, 2017, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Cohen's salary to $630,000 per year, effective January 1, 2017.

        In the event that the annual allocations would result in allocations earned for that calendar year related to the European Business to exceed $5,000,000 (the "European Business Annual Allocation Cap"), the Compensation Committee may, in its sole discretion and at any time prior to the payment of such allocation, reduce the amount of or totally eliminate any such allocation to the extent such allocation is in excess of the European Business Annual Allocation Cap.

        During the term of the Cohen Employment Agreement, the Compensation Committee may, in its sole discretion, award Mr. Cohen additional allocations in amounts and on such terms to be determined by the Compensation Committee.

        The Cohen Employment Agreement provides that Mr. Cohen may participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits that may be available to other senior executives of the Company generally, in each case to the extent that Mr. Cohen is eligible under the terms of such plans or programs. Mr. Cohen is entitled to participate in any equity compensation plan of the Company or Cohen & Company, LLC in which he is eligible to participate, and may, without limitation, be granted in accordance with any such plan options to purchase LLC Units, shares of the Company's common stock and other equity awards in the discretion of the Compensation Committee.

        Pursuant to the Cohen Employment Agreement, in the event Mr. Cohen is terminated by the Company due to his death or disability, Mr. Cohen (or his estate or beneficiaries, as applicable) will be entitled to receive (a) any Current Guaranteed Payment and other benefits (including any Cohen Allocations for any period completed before termination of the Cohen Employment Agreement (the "Prior Period Allocations")) earned and accrued, but not yet paid, under the Cohen Employment Agreement prior to the date of termination; (b) a single-sum payment equal to the Current Guaranteed Payment that would have been paid to him for the remainder of the year in which the termination occurs; (c) a single-sum payment equal to (x) the allocations for the period in which the termination occurs to which he would have been entitled if a termination had not occurred in such period, multiplied by (y) a fraction (1) the numerator of which is the number of days in such period preceding the termination and (2) the denominator of which is the total number of days in such period. In addition, in the event Mr. Cohen is terminated by the Company due to his death or disability, all outstanding unvested equity based awards (including, without limitation, stock options and restricted stock) held by Mr. Cohen will fully vest and become immediately exercisable, as applicable, subject to the terms of such awards.

        If Mr. Cohen terminates his employment without "Good Reason" (as defined in the Cohen Employment Agreement) or the Company terminates his employment for "Cause" (as defined in the Cohen Employment Agreement), Mr. Cohen will only be entitled to any Current Guaranteed Payment and other benefits earned and accrued, but unpaid, prior to the date of termination.

        If Mr. Cohen terminates his employment with Good Reason, or the Company terminates his employment without Cause, or the Company or Cohen & Company, LLC terminates the Cohen Employment Agreement by not renewing the term of the Cohen Employment Agreement as provided therein, then Mr. Cohen will be entitled to receive (a) a single-sum payment equal to accrued but unpaid Current Guaranteed Payment and other benefits (including any Prior Period Allocations earned by Mr. Cohen); (b) a single-sum payment of an amount equal to three times (1) the average of the Current Guaranteed Payment amounts paid to Mr. Cohen over the three calendar years prior to the date of termination, (2) if less than three years have elapsed between the date of the Cohen Employment Agreement and the date of termination, the highest Current Guaranteed Payment paid to Mr. Cohen in any calendar year prior to the date of termination, or (3) if less than twelve months have elapsed from the date of the Cohen Employment Agreement to the date of termination, the highest

Current Guaranteed Payment received in any month times twelve; provided that if the applicable calculation under (1), (2) or (3) yields less than $1,000,000, then Mr. Cohen will receive a single-sum payment of $1,000,000 in lieu of such amount (the "Minimum Severance Amount"); and (c) a single-sum payment equal to the allocations for the period in which the termination occurs to which he would have been entitled if a termination had not occurred in such period, multiplied by a fraction (x) the numerator of which is the number of days in such period preceding the termination and (y) the denominator of which is the total number of days in such period. In addition, if Mr. Cohen terminates his employment with Good Reason, or the Company terminates his employment without Cause, or the Company or Cohen & Company, LLC terminates the Cohen Employment Agreement by not renewing the term of the Cohen Employment Agreement as provided therein, then all outstanding unvested equity based awards (including, without limitation, stock options and restricted stock) held by Mr. Cohen will fully vest and become immediately exercisable, as applicable, subject to the terms of such awards.

        In the event of a "Change of Control" (as defined in the Cohen Employment Agreement) of the Company, all of Mr. Cohen's outstanding unvested equity-based awards become fully vested and immediately exercisable, as applicable. With respect to a Change of Control transaction, if Mr. Cohen remains with the Company through the first anniversary of a Change of Control, but leaves the Company within six months thereafter, such termination will be treated as a termination for Good Reason, and Mr. Cohen will be entitled to the compensation set forth in the preceding paragraph.

        Pursuant to the Cohen Employment Agreement, if any amount payable to or other benefit to which Mr. Cohen is entitled would be deemed to constitute a "parachute payment" (as defined in Section 280G of the Code), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Cohen, which is deemed to constitute a parachute payment and would result in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments shall be reduced (but not below zero) so that the maximum amount is $1.00 less than the amount which would cause the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments is equal to or greater than $50,000, then there will not be any reduction and the full amount of the parachute payment will be payable to Mr. Cohen.

        All termination payments, other than for death or disability, are subject to Mr. Cohen signing a general release.

        In the event Mr. Cohen's employment is terminated by the Company for Cause, by Mr. Cohen without Good Reason, or by Mr. Cohen as a result of not renewing the Cohen Employment Agreement, Mr. Cohen will be restricted for a period of six months after the end of the term of the Cohen Employment Agreement in his ability to engage in certain activities that are competitive with the Company's sales and trading of fixed income securities or investment banking activities in any European country in which the Company or any of its controlled affiliates operates (each a "Competing Business"), provided, however, that Mr. Cohen may serve as a member of the board of directors or equivalent position of any corporation or other company that is a Competing Business, provided, further, that Mr. Cohen is obligated to recuse himself from any discussion in such position if it raises a conflict of interest with respect to Mr. Cohen's duties to the Company or adversely affects the Company. In addition, for a period of six months following the end of the term of the Cohen Employment Agreement, regardless of the reason the term of the Cohen Employment Agreement ends, Mr. Cohen is prohibited under certain circumstances from soliciting the Company's employees, customers and clients.

        On August 19, 2014, the Company entered into the "European Sale Agreement" to sell the Company's European operations to C&Co Europe Acquisition LLC, an entity controlled by Mr. Cohen (see "Certain Relationships and Related Party Transactions—Sale of European Operations to C&Co Europe Acquisition LLC" below for additional information regarding the sale of the Company's European operations). On June 30, 2015, the parties to the European Sale Agreement agreed, among other things, that if the transaction contemplated thereby was terminated in accordance with its terms prior to the closing, then the Cohen Employment Agreement would be automatically amended (the "Employment Agreement Amendment") to provide that if Mr. Cohen's employment was terminated by Cohen & Company, LLC without "Cause" or by Mr. Cohen with "Good Reason" (as such terms are defined in the Cohen Employment Agreement), the Minimum Severance Amount would be reduced from $3,000,000 to $1,000,000. On March 10, 2017, C&Co Europe Acquisition LLC provided notice to Cohen & Company, LLC that it was terminating the European Sale Agreement and, as a result, the Employment Agreement Amendment automatically became effective as of such date.

Joseph W. Pooler, Jr., Chief Financial Officer

        Mr. Pooler's Employment Agreement, dated May 7, 2008 and amended on February 20, 2009 and February 18, 2010 (collectively, the "Pooler Agreement"), provides for a minimum salary of $400,000 per annum through December 31, 2010. Mr. Pooler's base salary for fiscal years after 2010 will be determined by the Compensation Committee. On January 15, 2013, the Compensation Committee increased Mr. Pooler's salary to $420,000 per year. On February 16, 2017, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Pooler's salary to $441,000 per year, effective January 1, 2017.

        The initial term of the Pooler Agreement ended on December 31, 2012, however, pursuant to the terms of the Pooler Agreement, the term renewed automatically for an additional one-year period at such time and will continue to be renewed for additional one-year periods at the end of any renewed term unless terminated by either of the parties in accordance with the terms of the Pooler Agreement.

        Pursuant to the Pooler Agreement, if Mr. Pooler terminates his employment with "Good Reason" (as defined in the Pooler Agreement), the Company terminates his employment without "Cause" (as defined in the Pooler Agreement), or the Company chooses not to renew the Pooler Agreement at its expiration, Mr. Pooler will be entitled to (a) any base salary and other benefits earned and accrued prior to the date of termination; (b) a single-sum payment equal to three times (x) the average of the base salary amounts paid to Mr. Pooler over the three calendar years prior to the date of termination, (y) if less than three years have elapsed between the date of the Pooler Agreement and the date of termination, the highest base salary paid to Mr. Pooler in any calendar year prior to the date of termination, or (z) if less than 12 months have elapsed from the date of the Pooler Agreement to the date of termination, the highest base salary received in any month times 12; (c) all of his outstanding unvested equity-based awards becoming fully vested and immediately exercisable, as applicable, subject to the terms of such awards; (d) payment for outplacement assistance appropriate for Mr. Pooler's position for a period of one year following termination, such services not to exceed $25,000; and (e) continued family coverage, without incremental cost, in Company sponsored health and dental plans at then-current cost for a period of nine months.

        In the event of a "Change of Control" (as defined in the Pooler Agreement), all of Mr. Pooler's outstanding unvested equity-based awards become fully vested and immediately exercisable, as applicable, subject to the terms of such awards. If Mr. Pooler terminates his employment within the twelve-month period following a Change of Control, such termination will be treated as a termination for "Good Reason" so long as Mr. Pooler makes himself available to provide transition services to the Company, at the request of the Company, for up to twelve months following the Change of Control.

        Pursuant to the Pooler Agreement, if any amount payable to or other benefit to which Mr. Pooler is entitled would be deemed to constitute a "parachute payment" (as defined in Section 280G of the Code), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Pooler, which is deemed to constitute a parachute payment and would result in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments shall be reduced (but not below zero) so that the maximum amount is $1.00 less than the amount which would cause the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments is equal to or greater than $50,000, then there will not be any reduction and the full amount of the parachute payment will be payable to Mr. Pooler.

        The Pooler Agreement contains a waiver of any "Good Reason" termination that was available to Mr. Pooler pursuant to the terms of his original employment agreement as a result of the closing of a transaction pursuant to which Cohen & Company, LLC became a majority owned subsidiary of the Company. The Pooler Agreement also acknowledges that Mr. Pooler's equity-based awards in Cohen & Company, LLC became fully vested and immediately exercisable as of December 16, 2009, the date of the closing of the transaction pursuant to which Cohen & Company, LLC became a majority owned subsidiary of the Company.

        During the period of Mr. Pooler's employment with Cohen & Company, LLC, and the period ending one year following the termination of his employment with Cohen & Company, LLC, Mr. Pooler may not, directly or indirectly through another entity, (a) induce or attempt to induce any employee of Cohen & Company, LLC or its affiliates to leave the employ of Cohen & Company, LLC or such affiliates, or in any way interfere with the relationship between Cohen & Company, LLC and any of its affiliates and any employee thereof, or (b) hire any person who was an employee of Cohen & Company, LLC or any of its affiliates or subsidiaries within 180 days after such person ceased to be an employee of Cohen & Company, LLC or any of its affiliates.

Potential Payments Upon Termination or Change in Control

        As described above, Messrs. Cohen and Pooler have provisions in their respective employment agreements providing for certain benefits upon the occurrence of certain events, including terminations of their respective employment without cause or for good reason, upon a change of control, or upon their death or disability. As a part of the negotiations of each employment agreement, the Board of Directors believed that circumstances giving rise to the payments set forth above were appropriate.

Other Compensation Plans

        The Company does not generally provide its executive officers with payments or other benefits at, following or in connection with retirement. The Company does not generally have a nonqualified deferred compensation plan that provides for deferral of compensation on a basis that is not tax-qualified for its executive officers.

Cash and Equity Plan Compensation

Cash Bonus Plan

        In August 2009, our Board of Directors adopted the Cohen & Company Inc. (formerly Alesco Financial Inc.) Cash Bonus Plan (the "Company's Cash Bonus Plan"), which was approved by stockholders on December 15, 2009. The purpose of the Company's Cash Bonus Plan is to provide performance-based cash bonus compensation for participants based on the attainment of one or more performance goals or targets that are related to the financial success of the Company, and that are established from time to time by the Compensation Committee, as part of an integrated compensation program.

The 2010 Long-Term Incentive Plan

        The 2010 Long-Term Incentive Plan, as amended from time to time, is administered by the Compensation Committee, except that, in certain circumstances, the Board of Directors may act in its place. The purpose of the 2010 Long-Term Incentive Plan is to induce key employees, directors, officers, advisors and consultants to continue providing services to the Company and its subsidiaries and to encourage them to increase their efforts to make the Company's business more successful, whether directly or through its subsidiaries or other affiliates. In furtherance of these objectives, the 2010 Long-Term Incentive Plan is designed to provide equity-based incentives to such persons in the form of options (including stock appreciation rights), restricted shares, phantom shares, dividend equivalent rights and other forms of equity based awards as contemplated by the 2010 Long-Term Incentive Plan, with eligibility for such awards determined by the Compensation Committee. The Compensation Committee and Board of Directors believe that awards of restricted shares, typically vesting over multi-year periods, are the most effective of the equity-based incentives available under the 2010 Long-Term Incentive Plan in accomplishing its compensation goals.

        Equity-based awards to key personnel are generally subject to vesting periods in order to support the achievement of the Company's performance goals over the long-term and to help retain key personnel. The Compensation Committee determines the number and type of equity-based incentives that should be awarded from time to time to key personnel in light of the Company's compensation goals and objectives.

        Effective February 13, 2019, 27,500 restricted shares of our common stock were awarded to Mr. Brafman, and 9,375 restricted shares of our common stock were awarded to Mr. Pooler, in each case based on their respective performance in 2018 (as more fully discussed below). The grant date fair value per share of these restricted shares was $8.00. These restricted shares were awarded under the 2010 Long-Term Incentive Plan. With regard to each such award, the restrictions expired with respect to one-half of these restricted shares on January 31, 2020 and will expire with respect to the remaining one-half of these restricted shares on January 31, 2021, in each case, so long as Mr. Brafman or Mr. Pooler, as applicable, is then employed by the Company or any of its subsidiaries.

        Effective February 13, 2020, 50,808 restricted shares of our common stock were awarded to Mr. Brafman, 17,321 restricted shares of our common stock were awarded to Mr. Pooler, in each case based on their respective performance in 2019. The grant date fair value per share of these restricted shares was $4.33. These restricted shares were awarded under the 2010 Long-Term Incentive Plan. With regard to each such award, the restrictions expire with respect to one-half of these restricted shares on January 31, 2021 and with respect to the remaining one-half of these restricted shares on January 31, 2022, in each case, so long as Mr. Brafman or Mr. Pooler, as applicable, is then employed by the Company or any of its subsidiaries.

        Effective February 13, 2019, 550,000 restricted LLC Units were awarded to Mr. Cohen based on his performance in 2018. The grant date fair value per share of these LLC Units was $0.80. These LLC Units were awarded under the 2010 Long-Term Incentive Plan. The restrictions expired with respect to half of these LLC Units on January 31, 2020 and will expire with respect to the remaining half of these LLC Units on January 31, 2021 so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. Mr. Cohen may cause Cohen & Company, LLC to redeem the unrestricted half of these LLC Units at any time for, at the Company's option, cash or one share of common stock for every ten such LLC Units. Following the expiration of the restrictions on the remaining half of these LLC Units, Mr. Cohen will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company's option, cash or one share of common stock for every ten such LLC Units.

        Effective February 13, 2020, 508,080 restricted LLC Units were awarded to Mr. Cohen based on his performance in 2019. The grant date fair value per share of these LLC Units was $0.433. These LLC Units were awarded under the 2010 Long-Term Incentive Plan. The restrictions will expire with respect to half of these LLC Units on January 31, 2021 and with respect to the remaining half of these LLC Units on January 31, 2022, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. Following the expiration of the applicable restrictions on these LLC

Units, Mr. Cohen will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company's option, cash or one share of common stock for every ten such LLC Units.

Non-Qualified Deferred Compensation Plan

        In February 2020, the Board adopted the Cohen & Company Inc. Non-Qualified Deferred Compensation Plan (the "Deferred Compensation Plan").

        The Deferred Compensation Plan is a non-qualified deferred compensation plan for a select group of management and other highly compensated employees (within the meaning of ERISA) of the Company and its subsidiaries.

        The Deferred Compensation Plan is designed to comply with Section 409A of the Code.

        The Deferred Compensation Plan allows the Company to make discretionary "Company Allocations" to eligible participant accounts, which may be a percentage of the eligible participant's base cash salary or a fixed dollar amount, as approved by the Compensation Committee.

        A Rabbi Trust may (but need not) be established by the Company in connection with the Deferred Compensation Plan for purposes of holding assets necessary to fund payment of the Company Allocations. With respect to any benefits payable under the Deferred Compensation Plan, the participants (and their beneficiaries) will have the same status as general unsecured creditors of the Company. Pursuant to the Deferred Compensation Plan, no participant is permitted to make elective deferral contributions to their plan accounts without the approval of the Compensation Committee.

Perquisites

        Perquisites did not constitute a material portion of the compensation paid to the executive officers for fiscal year 2018 or 2019. Executive officers are eligible to participate in all of the Company's employee benefit plans, such as medical, dental, group life, disability, accidental death and dismemberment insurance and our 401(k) plan, in each case on the same basis as other employees, subject to applicable law.

Equity Compensation Plan Information

        The Company's 2006 Long-Term Incentive Plan (the "2006 Long-Term Incentive Plan") was approved by our stockholders at the special meeting held on October 6, 2006. The 2006 Long-Term Incentive Plan was amended on April 26, 2007 and June 18, 2008.

        Following the merger in December 2009 of Cohen & Company, LLC (formerly IFMI, LLC and Cohen Brothers, LLC) with and into a subsidiary of the Company, our Board assumed the Cohen Brothers, LLC 2009 Equity Award Plan (the "2009 Equity Award Plan") from Cohen & Company, LLC on December 16, 2009. The 2009 Equity Award Plan expired upon the vesting of restricted units of Cohen & Company, LLC on December 16, 2012. Mr. Cohen transferred 116,595 restricted shares of the Company's common stock to the Company in order to satisfy his obligation to fund the equity vesting under the 2009 Equity Award Plan pursuant to the Equity Plan Funding Agreement by and between Mr. Cohen and Cohen & Company, LLC.

        The 2010 Long-Term Incentive Plan was approved by our stockholders at the annual meeting held on December 10, 2010. The 2010 Long-Term Incentive Plan was amended on April 18, 2011, and amended and restated on March 8, 2012 and November 30, 2013, and amended on December 21, 2016.

        Each of the 2006 Long-Term Incentive Plan and the 2010 Long-Term Incentive Plan has expired by its own terms.

        The following table provides information regarding the 2006 Long-Term Incentive Plan and the 2010 Long-Term Incentive Plan as of December 31, 2019:

	(a)	(b)	(c)
	Number of securities to be issued upon the exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	—	—	306,745
Equity compensation plans not approved by security holders	—	—	—

(1)
See Note 22 to our consolidated financial statements included in the 2019 Form 10-K for further information regarding the 2006 Long-Term Incentive Plan and the Equity Plan Funding Agreement, and the 2010 Long-Term Incentive Plan.

COMPENSATION OF DIRECTORS

        The Company generally uses cash-based compensation to attract and retain qualified candidates to serve on the Board of Directors. In accordance with the Company's compensation policy, for serving as a director for the fiscal year ended December 31, 2019, non-employee directors each received an annual cash fee of $75,000. The Chairperson of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee receive additional annual cash fees of $20,000, $3,750 and $3,750, respectively.

        The table below summarizes the compensation information for the Company's non-employee directors for the fiscal year ended December 31, 2019. Daniel G. Cohen, Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, President and Chief Executive of the Company's European Business, and President of CCFL, is not included in the table below as he is deemed a "named executive officer" of the Company. Compensation for Mr. Cohen is shown on the Summary Compensation Table above.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
G. Steven Dawson	95,000	—	—	—	—	—	95,000
Jack DiMaio	75,000	—	—	—	—	—	75,000
Jack Haraburda	78,750	—	—	—	—	—	78,750
Diana Louise Liberto	78,750	—	—	—	—	—	78,750

(1)
Amounts in this column represent annual Board fees and annual chair fees earned by non-employee directors for service in 2019.

        The Company reimburses all non-employee directors for travel and other reasonable expenses incurred in connection with attending its Board of Directors, committee and annual meetings.

 PROPOSAL FOUR—RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed Grant Thornton LLP to be the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.

        Stockholder ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm is not required under the laws of the State of Maryland, by our Bylaws or otherwise. However, our Board of Directors believes that it is good corporate practice to seek stockholder ratification of the selection of our independent registered public accounting firm. If the appointment of Grant Thornton LLP is not ratified, the Audit Committee will reconsider the appointment. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm during the year if it determines that such a change would be in our best interests and those of our stockholders.

        Representatives of Grant Thornton LLP are expected to be present at the Company's 2020 Annual Meeting of Stockholders, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from our stockholders.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR SUCH RATIFICATION.

 PRINCIPAL ACCOUNTING FIRM FEES

        During the years ended December 31, 2019 and December 31, 2018, Grant Thornton LLP provided various audit and non-audit services to the Company and its subsidiaries. The aggregate fees billed by Grant Thornton LLP to the Company and its subsidiaries for the years ended December 31, 2019 and 2018 were as follows:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Audit Fees(1)	$602,249	$552,181
Audit-Related Fees(2)	19,294	19,294
Tax Fees	—	—
All Other Fees	—	—

Total Principal Accounting Firm Fees	$621,543	$571,475

(1)
Audit fees relate to services rendered by Grant Thornton LLP in connection with: (a) the audits of the annual financial statements included in our Annual Reports on Form 10-K and services attendant to, or required by, statute or regulation; (b) the reviews of the financial statements included in our Quarterly Reports on Form 10-Q; (c) other services related to SEC and other regulatory filings, including providing consents; (d) services provided in connection with the statutory audits of our U.S. broker-dealer and United Kingdom and French subsidiaries; and (e) accounting and financial consultation attendant to the audit.

(2)
Audit-related fees include fees related to the Company's 401(k) savings plan.

        The Audit Committee must pre-approve all audit services and non-audit services provided to the Company or our subsidiaries by our independent registered public accounting firm, except for non-audit services covered by the de minimis exception in Section 10A of the Exchange Act. All of the audit and audit-related fees described above for which Grant Thornton LLP billed for the fiscal years ended December 31, 2019 and December 31, 2018 were pre-approved by the Audit Committee.

        The Audit Committee considers and pre-approves any audit and non-audit services to be performed by our independent registered public accounting firm at our Audit Committee's regularly scheduled and special meetings. The Audit Committee has delegated to its Chairman, an independent member of our Board of Directors, the authority to grant pre-approvals of all audit, review and attest services and non-attest services other than the fees and terms for our annual audit, provided that any such pre-approval by the Chairman shall be reported to our Audit Committee at its next scheduled meeting.

        The Audit Committee has considered whether the provision of these services is compatible with maintaining the independent registered public accounting firm's independence and has determined that such services have not adversely affected the independence of our independent registered public accounting firm.

 REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The following is a report by the Audit Committee regarding the responsibilities and functions of the Audit Committee. This report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Exchange Act, except to the extent the Company specifically incorporates this report of the Audit Committee by reference therein.

        The Audit Committee oversees our financial reporting process on behalf of the Board of Directors in accordance with the Audit Committee charter. Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles ("GAAP"). Our independent registered public accounting firm is responsible for performing an audit of the consolidated financial statements and, if required by applicable law, an audit of the effective operation of the Company's internal control over financial reporting. The Audit Committee's responsibility is to oversee and review these processes. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements in the 2019 Form 10-K, including discussions regarding critical accounting policies, other financial accounting and reporting principles and practices appropriate for the Company, the quality of such principles and practices, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also reviewed and discussed with management and the independent registered public accounting firm the Company's internal controls over financial reporting, including a review of management's and the independent registered public accounting firm's assessments of and reports on the effectiveness of internal controls over financial reporting and any significant deficiencies or material weaknesses and discussed with management and the independent registered public accounting firm, as applicable, the process used to support certifications by our Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002, as amended, to accompany the Company's periodic filings with the SEC.

        In addition, the Audit Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and the Company that might bear on their independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as currently in effect, discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence, and satisfied itself as to their independence. When considering the independence of the independent registered public accounting firm, the Audit Committee considered whether their provision of services to the Company beyond those rendered in connection with their audit of the Company's consolidated financial statements and reviews of its consolidated financial statements, including in its Quarterly Reports on Form 10-Q, was compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards (SAS) No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, as subsequently superseded by Auditing Standard No. 1301.

        In reliance on the reviews and discussions referred to above, but subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements for the year ended December 31, 2019 be included in the 2019 Form 10-K.

        The Audit Committee is composed of three independent non-employee directors and operates under a written charter adopted by the Board of Directors (which is available on our website at http://www.cohenandcompany.com). The Audit Committee currently consists of Ms. Liberto, Mr. Haraburda and Mr. Dawson, who serves as the Audit Committee Chairman. The Board of Directors, in its judgment, has determined that each committee member meets the independence requirements of the SEC and the NYSE American. The Board of Directors has also determined that each member of our Audit Committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the applicable NYSE American listing standards currently in effect, and that Mr. Dawson is an "audit committee financial expert," as defined under Item 407(d)(5) of Regulation S-K.

        The Audit Committee held five meetings during fiscal year 2019. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and the independent registered public accounting firm. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing. Audit Committee members rely, without independent investigation or verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the financial statements are presented in accordance with GAAP or that Grant Thornton LLP is in fact "independent."

Respectfully Submitted,

Audit Committee
G. Steven Dawson, Chairman
Diana Louise Liberto
Jack Haraburda

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information known to us regarding the beneficial ownership of our common stock, Series E Preferred Stock and Series F Preferred Stock as of April 17, 2020, the record date for the meeting, by (1) each person known by us to own beneficially more than 5% of our outstanding common stock, Series E Preferred Stock or Series F Preferred Stock, as applicable, (2) each current director and Director Nominee, (3) each named executive officer, and (4) all current directors and executive officers as a group. The number of shares of our stock beneficially owned by each entity, person, director, executive officer or named executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any stock as to which the individual has the sole or shared voting power or investment power and also any stock that the individual has a right to acquire within 60 days from April 17, 2020 through the exercise of any share option or other right. Unless otherwise indicated, each person has sole voting and investment power with respect to the stock set forth in the following table.

Name	Series E Preferred Stock Beneficially Owned	Percent of Class(1)	Series F Preferred Stock Beneficially Owned		Percent of Class(2)	Common Stock Beneficially Owned	Percent of Class(3)
Greater than 5% owners:
Betsy Zubrow Cohen(4)	—	—	—		—	83,595	6.71%
Edward E. Cohen(5)	—	—	—		—	105,484	8.46%
EBC 2013 Family Trust(6)	—	—	—		—	80,000	6.42%
Directors and Named Executive Officers:
Lester R. Brafman(7)	—	—	—		—	110,093	8.83%
Daniel G. Cohen(8)	4,983,557	100%	22,429,541	(9)	100%	1,011,659	49.64%
G. Steven Dawson(10)	—	—	—		—	25,248	2.03%
Jack J. DiMaio, Jr.	—	—	—		—	15,633	1.25%
Jack Haraburda	—	—	—		—	6,284	*
Diana Louise Liberto	—	—	—		—	10,338	*
Joseph W. Pooler, Jr.(11)	—	—	—		—	53,449	4.29%
All current executive officers and directors as a group (7 persons)(12)	4,983,557	100%	22,429,541		100%	1,232,704	60.49%

*
Beneficial ownership of less than 1% of the class is omitted.

(1)
Based on 4,983,557 shares of the Series E Preferred Stock issued and outstanding on April 17, 2020.

(2)
Based on 22,429,541 shares of the Series F Preferred Stock issued and outstanding on April 17, 2020.

(3)
Based on 1,246,710 shares of the Company's common stock issued and outstanding on April 17, 2020.

(4)
The common stock includes 8,837 shares held by Solomon Investment Partnership, L.P. (the "Solomon Investment Partnership Shares"). Betsy Zubrow Cohen and Edward E. Cohen, her spouse, are the sole shareholders, officers and directors of the corporate general partner of Solomon Investment Partnership, L.P. and are the sole partners of the partnership. Betsy Zubrow Cohen and Edward E. Cohen share voting and dispositive power over the Solomon Investment Partnership Shares. Betsy Zubrow Cohen is the mother of Daniel G. Cohen, Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, President and Chief Executive of the Company's European Business, and President of CCFL.

  The number of shares of common stock beneficially owned by Betsy Zubrow Cohen and set forth in the table above is based on the Schedule 13D filed by Betsy Zubrow Cohen with the SEC on September 8, 2015.

  The address for this stockholder is 1240 North Casey Key Road, Osprey, Florida 34229.

(5)
The common stock includes the Solomon Investment Partnership Shares, over which Edward E. Cohen and Betsy Zubrow Cohen, his spouse, share voting and dispositive power. Edward E. Cohen is the father of Daniel G. Cohen, Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, President and Chief Executive of the Company's European Business, and President of CCFL.

The number of shares of common stock beneficially owned by Edward E. Cohen and set forth in the table above is based on the Schedule 13D filed by Edward E. Cohen with the SEC on September 8, 2015 and information provided by the Company.

The address for this stockholder is 1240 North Casey Key Road, Osprey, Florida 34229.

(6)
The common stock includes 80,000 shares of common stock (the "EBC Shares") issued to EBC, as assignee of CBF, on September 25, 2013 at $20.00 per share (for an aggregate amount of $1,600,000) in connection with the CBF Purchase Agreement.

Edward E. Cohen is the father of Daniel G. Cohen, Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, President and Chief Executive of the Company's European Business, and President of CCFL. All of the common stock is pledged as security.

The number of shares of common stock beneficially owned by EBC Trust and set forth in the table above is based on the Schedule 13D filed by EBC Trust with the SEC on September 30, 2013 and information provided by the Company.

The address for this stockholder is c/o Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104.

(7)
Mr. Brafman is the Chief Executive Officer of the Company and of Cohen & Company, LLC. The common stock includes 27,500 restricted shares granted on February 13, 2019, half of which vested on January 31, 2020 and the remaining half of which will vest on January 31, 2021 so long as Mr. Brafman is then employed by the Company or any of its subsidiaries. The common stock also includes 50,808 restricted shares granted on February 13, 2020, half of which will vest on January 31, 2021 and the remaining half of which will vest on January 31, 2022, in each case, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries.

(8)
Mr. Cohen is the Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, President and Chief Executive of the Company's European Business, and President, a director and the Chief Investment Officer of CCFL. Of the common stock, 160,325 shares are pledged as security.

The common stock includes 64,113 held directly by Mr. Cohen. The common stock also includes 160,947 shares of common stock (the "CBF Shares") into which 13,099,273 LLC Units held directly by Mr. Cohen may be redeemed within 60 days from April 17, 2020. Of these 13,099,273 LLC Units, 550,000 represent restricted LLC Units granted to Mr. Cohen on February 13, 2019, half of which vested on January 31, 2020 and the remaining half of which will vest on January 31, 2021 so long as Mr. Cohen is then employed by the Company or any of its subsidiaries.

  The common stock includes the EBC Shares, of which Mr. Cohen may be deemed a beneficial owner as the result of his being a trustee of EBC Trust and because Mr. Cohen has sole voting power with respect to all shares held by the EBC Trust.

  The common stock also includes 76,240 shares of common stock held by CBF. The common stock also includes 525,201 shares of common stock (the "Additional CBF Shares") into which 5,252,002 LLC Units held by CBF may be redeemed within 60 days from April 17, 2020. Mr. Cohen may be deemed to be the beneficial owner of securities held by CBF as a result of Mr. Cohen being the sole owner and member of CBF.

  The common stock includes 105,158 shares of common stock (the "DGC Trust Shares") into which 9,880,268 LLC Units held by the DGC Trust may be redeemed within 60 days from April 17, 2020. Mr. Cohen may be deemed to be the beneficial owner of any securities held by the DGC Trust as a result of his ability to acquire at any time any of the DGC Trust's assets, including any securities held by the DGC Trust (and, in turn, the sole voting and sole dispositive power with respect to such securities), by substituting other property of an equivalent value without the approval or consent of any person, including any trustee or beneficiary of the DGC Trust.

  The address for this stockholder is c/o Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104.

(9)
Of the 22,429,541 shares of the Series F Preferred Stock issued and outstanding as of April 17, 2020, 12,549,273 shares were owned by Daniel G. Cohen directly, and 9,880,268 shares were owned by the DGC Trust. Mr. Cohen may be deemed to be the beneficial owner of any securities held by the DGC Trust (including these 9,880,268 shares) as a result of his ability to acquire at any time any of the DGC Trust's assets, including any securities held by the DGC Trust (and, in turn, the sole voting and sole dispositive power with respect to such securities), by substituting other property of an equivalent value without the approval or consent of any person, including any trustee or beneficiary of the DGC Trust.

(10)
Mr. Dawson is a director of the Company. All of the common stock is held by Corriente Private Trust. Mr. Dawson is the primary trustee and sole beneficiary of Corriente Private Trust and, through Corriente Private Trust, he has voting and investment control with respect to the securities held therein.

(11)
Mr. Pooler is the Executive Vice President, Chief Financial Officer and Treasurer of the Company. The common stock includes 9,375 restricted shares granted on February 13, 2019, half of which vested on January 31, 2020 and the remaining half of which will vest on January 31, 2021 so long as Mr. Pooler is then employed by the Company or any of its subsidiaries. The common stock also includes, 17,321 restricted shares granted on February 13, 2020, half of which will vest on January 31, 2021 and the remaining half of which will vest on January 31, 2022, in each case, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries.

(12)
The common stock includes the EBC Shares, the CBF Shares, the Additional CBF Shares and the DGC Trust Shares, of which Daniel G. Cohen may be deemed to be a beneficial owner, as described in note (8) above.

Dioptra Advisors, LLC

        The following table sets forth certain information known to us regarding the beneficial ownership of limited liability company interests ("Dioptra Interests") in Dioptra Advisors, LLC, a Delaware limited liability company and a majority owned subsidiary of Cohen & Company, LLC, as of April 17, 2020, by (1) each current director and director nominee, (2) each named executive officer and (3) all current directors and executive officers as a group. See Note 4 to our consolidated financial statements included in the 2019 Form 10-K for further information regarding Dioptra Advisors, LLC.

        The number of Dioptra Interests beneficially owned by each director or executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any Dioptra Interests as to which the individual has the sole or shared voting power or investment power and also any Dioptra Interests that the individual has a right to acquire within 60 days from April 17, 2020 through the exercise of any share option or other right. Unless otherwise indicated, each person has sole voting and investment power with respect to the stock set forth in the following table.

Name	Dioptra Interests Beneficially Owned	Percent of Class (1)
Directors and Named Executive Officers:
Daniel G. Cohen(2)	250,000	7.7%
Lester R. Brafman(3)	250,000	7.7%
Joseph W. Pooler, Jr.(4)	30,000	*
All current executive officers and directors as a group (7 persons)	530,000	16.4%

*
Beneficial ownership of less than 1% of the class is omitted.

(1)
Based on 3,228,333 Dioptra Interests issued and outstanding on April 17, 2020.

(2)
Mr. Cohen is the Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, President and Chief Executive of the Company's European Business, and President, a director and the Chief Investment Officer of CCFL. All of the Dioptra Interests are held directly by Mr. Cohen.

(3)
Mr. Brafman is the Chief Executive Officer of the Company and of Cohen & Company, LLC.

(4)
Mr. Pooler is the Executive Vice President, Chief Financial Officer and Treasurer of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of our common stock, which are referred to in this report as "reporting persons," to file reports of ownership and changes in ownership with the SEC. Reporting persons are also required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by them with the SEC. To our knowledge, based solely on our review of the copies of the Section 16(a) forms furnished to us or upon written representations from certain of these reporting persons that no other reports were required, all Section 16(a) filing requirements applicable to the reporting persons were timely filed during our 2019 fiscal year, except that (i) following the withholding of 3,036 shares of common stock by the Company to fund certain tax liabilities incurred by Mr. Pooler in connection with the vesting, on January 31, 2019, of 6,369 shares of restricted common stock granted to Mr. Pooler by the Company under the 2010 Long-Term Incentive Plan, Mr. Pooler did not file a Form 4 until February 5, 2019; (ii) following the withholding of 491 shares of common stock by the Company to fund certain tax liabilities incurred by Douglas Listman, the Company's Chief Accounting Officer, in connection with the vesting, on January 31, 2019, of 1,250 shares of restricted common stock granted to Mr. Listman by the Company under the 2010 Long-Term Incentive Plan, Mr. Listman did not file a Form 4 until February 5, 2019; and (iii) following the withholding of 7,119 shares of common stock by the Company to fund certain tax liabilities incurred by Lester R. Brafman, the Company's Chief Executive Officer, in connection with the vesting, on January 31, 2019, of 16,388 shares of restricted common stock granted to Mr. Brafman by the Company under the 2010 Long-Term Incentive Plan, Mr. Brafman did not file a Form 4 until February 5, 2019.

 CORPORATE GOVERNANCE AND BOARD OF DIRECTORS INFORMATION

        This section of our proxy statement contains information about a variety of our corporate governance policies and practices. In this section, you will find information about how we are complying with the corporate governance rules of the NYSE American, which were approved by the SEC. We are committed to operating our business under strong and accountable corporate governance practices. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the SEC.

Code of Business Conduct and Ethics

        We have established a Code of Business Conduct and Ethics (the "Code of Ethics") that sets forth basic principles of conduct and ethics to guide all of our employees, officers and directors. The purpose of the Code of Ethics is to:

  •
  Promote honest and ethical conduct, including fair dealing and the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  •
  Promote avoidance of conflicts of interest, including disclosure to an appropriate person or committee of any material transaction or relationship that reasonably could be expected to give rise to such a conflict;

  •
  Promote full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications;

  •
  Promote compliance with applicable governmental laws, rules and regulations;

  •
  Promote the prompt internal reporting to an appropriate person or committee of violations of the Code of Ethics;

  •
  Promote accountability for adherence to the Code of Ethics;

  •
  Provide guidance to employees, officers and directors to help them recognize and deal with ethical issues;

  •
  Provide mechanisms to report unethical conduct; and

  •
  Help foster our long-standing culture of honesty and accountability.

        A waiver of any provision of the Code of Ethics as it relates to any director or executive officer must be approved by our Board of Directors without the involvement of any director who will be personally affected by the waiver or by a committee consisting entirely of directors, none of whom will be personally affected by the waiver. Waivers of the Code of Ethics for directors or executive officers will be promptly disclosed to our stockholders as required by applicable law. A waiver of any provision of the Code of Ethics as it relates to any other officer or employee must be approved by our Chief Financial Officer or Chief Legal Officer, if any, but only upon such officer or employee making full disclosure in advance of the behavior in question.

        The Code of Ethics is available on our website at http://www.cohenandcompany.com and is also available in print free of charge to any stockholder who requests a copy by submitting a written request to Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104, attention: Corporate Secretary.

Director Independence

        Our Board of Directors is comprised of a majority of independent directors. In order for a director to be considered "independent," our Board of Directors must affirmatively determine, based upon its review of all relevant facts and circumstances and after considering all applicable relationships, if any, that each of the current directors has no direct or indirect material relationship with the Company or its affiliates and satisfies the criteria for independence established by the NYSE American and the applicable rules promulgated by the SEC. Our Board of Directors has determined that each of the following members of the Board of Directors is independent: G. Steven Dawson, Jack Haraburda and Diana Louise Liberto. Our Board of Directors has determined that Daniel G. Cohen is not independent because he is an employee of the Company. Our Board of Directors has determined that Jack J. DiMaio, Jr. is not independent because of the contractual relationships and obligations among the Company and JKD Capital Partners I LTD ("JKD Capital Partners") (see "Certain Relationships and Related Party Transactions—JKD Capital Partners").

        It is the policy of our Board of Directors that the independent members of our Board of Directors meet separately without management directors at least twice per year during regularly scheduled Board meetings to discuss such matters as the independent directors consider appropriate. In 2019, the Company's independent directors met separately without management directors four times.

Leadership Structure

        The roles of Chairman of the Board and Chief Executive Officer are currently filled by separate individuals. Daniel G. Cohen is our Chairman and Lester R. Brafman is our Chief Executive Officer. The Board believes that the separation of the offices of the Chairman and Chief Executive Officer is appropriate at this time because it allows our Chief Executive Officer to focus primarily on the Company's business strategy, operations and corporate vision. However, the Board does not have a policy mandating that the roles of Chairman and Chief Executive Officer continue to be separated. Our Board elects our Chairman and our Chief Executive Officer, and each of these positions may be held by the same person or may be held by different people. We believe it is important that the Board retain flexibility to determine whether the two roles should be separate or combined based upon the Board's assessment of the Company's needs and leadership at a given point in time.

        As noted above, the independent directors meet without management present at regularly scheduled executive sessions. The current leadership model, when combined with the composition of the Board, the strong leadership of our independent directors and Board committees and the highly effective corporate governance structures and processes already in place, strikes an appropriate balance between consistent leadership and independent oversight of the Company's business and affairs.

Role of the Board in Risk Oversight

        The Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas conducted by relevant Board committees that report on their findings to the Board. The oversight responsibility of the Board and the Board committees is facilitated by management reporting processes designed to provide information to the Board concerning the identification, assessment and management of critical risks and management's risk mitigation strategies and practices. These areas of focus include compensation, financial (including accounting, reporting, credit, liquidity and tax), operational, legal, regulatory, compliance, political and strategic risks. The full Board (or the appropriate Board committee), in concert with the appropriate members of management within the Company, reviews management reports to formulate risk identification, risk management and risk mitigation strategies. When a Board committee initially reviews management reports, the Chairman of the relevant Board committee briefs the full Board on the specifics of the matter at the next Board meeting. This process enables the Board to coordinate the risk oversight role, particularly with respect to risks spanning more than one operational area. The Board's role in risk oversight does not have a direct effect on the Board's leadership structure.

Recommendation of Nominees to Our Board of Directors

        Subject to the rights of certain stockholders to nominate directors (see Proposal One—Election of Directors, "Rights of Certain Stockholders to Nominate Directors" above), our Board of Directors is responsible for the selection of nominees for election or appointment to the Board of Directors based on recommendations of our Nominating and Corporate Governance Committee, which is currently comprised of Mr. Dawson, Mr. Haraburda and Ms. Liberto. Our Nominating and Corporate Governance Committee may consider nominees recommended by management and stockholders using the criteria approved by the Board of Directors to evaluate all candidates. Our Nominating and Corporate Governance Committee reviews each candidate's qualifications, including whether a candidate possesses any of the specific qualities and skills desirable for members of the Board of Directors. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates, as appropriate. Upon selection of a qualified candidate, our Nominating and Corporate Governance Committee recommends the candidate for consideration by the full Board of Directors. Our Nominating and Corporate Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. Nominees for the Board of Directors should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity.

        Our Board of Directors' policy is to encourage the selection of directors who will contribute to our overall corporate goals. Our Nominating and Corporate Governance Committee may, from time to time, review the appropriate skills and characteristics required of members of our Board of Directors, including such factors as business experience, diversity and personal skills in finance, marketing, financial reporting and other areas that are expected to contribute to an effective board. We do not have a specific policy on diversity of the Board of Directors. Instead, the Board of Directors evaluates nominees in the context of the Board of Directors as a whole, with the objective of recommending a group that can best support the success of the business and, based on the group's diversity of experience, represent stockholder interests through the exercise of sound judgment. Such diversity of experience may be enhanced by a mix of different professional and personal backgrounds and experiences. Diversity is considered broadly and includes variety in personal and professional backgrounds, experience and skills, geographic location, as well as differences in gender, race, ethnicity and age. In evaluating potential candidates for our Board of Directors, our Nominating and Corporate Governance Committee will consider these factors in light of the specific needs of the Board at the time of its evaluation.

        Our Nominating and Corporate Governance Committee may consider director candidates recommended by our stockholders. Our Nominating and Corporate Governance Committee will apply the same standards in considering candidates submitted by stockholders as it does in evaluating candidates submitted by members of our Board of Directors. To recommend a prospective nominee for consideration by our Nominating and Corporate Governance Committee, the candidate's name and qualifications must be submitted in writing to our Secretary, Rachael Fink, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104, in accordance with the requirements set forth in the Company's charter and Bylaws.

Communications with Our Company

        Any employee, stockholder or other person may communicate with our Board of Directors or individual directors. Any such communications may be sent in writing to Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104, Attn: Board of Directors.

        Our Audit Committee has also established procedures for (a) the receipt, retention and treatment of complaints received by our Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. If you wish to contact our Audit Committee to report complaints or concerns relating to the financial reporting of our Company, you may do so in writing to the Chairman of the Audit Committee at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104.

        Any such communications may be made anonymously. We also have a compliance telephone hotline that may be used, on an anonymous basis or otherwise, to report any concerns or violations of our standards of conduct, policies or laws and regulations. The number to the hotline is (800) 399-3595.

Director Attendance at Annual Meeting

        Although director attendance at our annual meeting of stockholders each year is strongly encouraged, we do not have an attendance policy. Messrs. Dawson, DiMaio and Haraburda and Ms. Liberto attended our 2019 annual meeting of stockholders.

 MEETINGS AND COMMITTEES OF OUR BOARD OF DIRECTORS

Meetings of the Board of Directors

        During the 2019 fiscal year, our Board of Directors held five meetings. Each of our directors attended at least 75% of the total number of meetings held by our Board of Directors during 2019.

Committees of the Board of Directors

        The Board of Directors currently has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Board of Directors has affirmatively determined that each current committee member and each of the anticipated committee members following the 2020 Annual Meeting of Stockholders satisfies the independence requirements of the NYSE American and the SEC for membership on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. From time to time our Board of Directors may establish a new committee or disband a current committee depending upon the circumstances.

Audit Committee

        We have a separately designated standing Audit Committee of our Board of Directors, as defined in Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is currently comprised of three of our independent directors: Messrs. Dawson and Haraburda and Ms. Liberto. Mr. Dawson is the Chairman of our Audit Committee. Our Board of Directors has determined that each of the current members of our Audit Committee is "independent" within the meaning of the rules of the NYSE American and the SEC and that each such individual is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE American. In addition, our Board of Directors has determined that Mr. Dawson is an "audit committee financial expert" as defined by the SEC. Our Audit Committee operates under a written charter that was originally adopted in 2006 and amended in 2007, 2009 and 2014. A copy of the charter may be found on our website at http://www.cohenandcompany.com and will be provided in print, free of charge, to any stockholder who requests a copy by submitting a written request to our Secretary, Rachael Fink, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104. Our Audit Committee met five times in 2019. Each of the members of the Audit Committee attended at least 75% of the total number of meetings held by the Audit Committee during 2019.

        Our Audit Committee has responsibility for engaging independent registered public accounting firms, reviewing with them the plans and results of the audit engagement, approving the professional services they provide to us, reviewing their independence and considering the range of audit and non-audit fees. Our Audit Committee assists our Board of Directors with oversight of (a) the integrity of our financial statements; (b) our compliance with legal and regulatory requirements; (c) the qualifications, independence and performance of the registered public accounting firm that we employ for the audit of our financial statements; and (d) the performance of the people responsible for our internal audit function. Among other things, our Audit Committee prepares the Audit Committee report for inclusion in our annual proxy statement, conducts an annual review of its charter and evaluates its performance on an annual basis. Our Audit Committee also establishes procedures for the receipt, retention and treatment of complaints that we receive regarding accounting, internal accounting controls and auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Our Audit Committee has the authority to retain counsel and other experts or consultants at our expense that it deems necessary or appropriate to enable it to carry out its duties without seeking approval of our Board of Directors.

Compensation Committee

        The current members of the Compensation Committee are Messrs. Dawson and Haraburda and Ms. Liberto. Mr. Haraburda is the Chairman of the Compensation Committee. Our Board of Directors has determined that each of the current members of the Compensation Committee is "independent" within the meaning of the rules of the NYSE American.

        The Compensation Committee assists our Board of Directors in discharging its responsibilities relating to compensation of our directors and officers. The Compensation Committee has overall responsibility for evaluating, recommending changes to and administering our compensation plans, policies and programs. Among other things, the Compensation Committee (a) reviews the Company's overall compensation structure, policies and programs; (b) makes recommendations to the Board of Directors with respect to incentive-compensation plans and equity-based plans; (c) annually reviews the compensation of directors for service on the Board of Directors and its committees and recommends changes in Board compensation; (d) annually reviews the performance of our Chief Executive Officer and communicates the results of the review to the Chief Executive Officer and the Board of Directors; (e) if required by applicable law, produces an annual report on executive compensation for inclusion in our annual proxy statement; (f) annually reviews and reassesses the adequacy of its charter and recommends any proposed changes to the Board for approval; and (g) annually reviews its performance. The Compensation Committee has authority to grant awards under our 2006 Long-Term Incentive Plan, as amended, and our 2010 Long-Term Incentive Plan. The Compensation Committee also has the authority to retain counsel and other experts or consultants at the Company's expense that it deems necessary or appropriate to enable it to carry out its duties without seeking approval of the Board of Directors.

        The Compensation Committee operates under a written charter that was originally adopted in 2006 and amended in 2009 and 2014. A copy of the charter may be found on our website at http://www.cohenandcompany.com and will be provided in print, without charge, to any stockholder who requests a copy. The Compensation Committee met two times in 2019. Each of the committee members attended all of the meetings of our Compensation Committee held during fiscal year 2019.

Nominating and Corporate Governance Committee

        The current members of the Nominating and Corporate Governance Committee are Messrs. Dawson and Haraburda and Ms. Liberto. Ms. Liberto is the Chair of the Nominating and Corporate Governance Committee. Our Board of Directors has determined that each of the current members of the Nominating and Corporate Governance Committee is "independent" within the meaning of the rules of the NYSE American.

        The Nominating and Corporate Governance Committee's primary functions are to (a) recommend to the Board of Directors qualified candidates for election as directors and recommend a slate of nominees for election as directors at our annual meeting; (b) periodically prepare and submit to the Board of Directors for adoption its selection criteria for director nominees; (c) review and make recommendations on matters involving the general operation of the Board of Directors, including development and recommendation of our corporate governance guidelines; (d) annually recommend to the Board of Directors nominees for each committee of the Board; and (e) facilitate the assessment of the Board's performance as a whole and of the individual directors and report thereon to the Board of Directors. The Nominating and Corporate Governance Committee has the authority to retain counsel and other experts or consultants at the Company's expense that it deems necessary or appropriate to enable it to carry out its duties without seeking the approval of the Board of Directors.

        The Nominating and Corporate Governance Committee operates under a written charter that was originally adopted in 2006 and amended in 2009 and 2014. A copy of the charter may be found on our website at http://www.cohenandcompany.com and will be provided in print, without charge, to any stockholder who requests a copy. Our Nominating and Corporate Governance Committee met one time in 2019. All of the committee members attended the meeting of our Nominating and Corporate Governance Committee held during fiscal year 2019.

EXECUTIVE OFFICERS

        Set forth below is information regarding our executive officers as of            , 2020.

Name	Age	Position
Lester R. Brafman	57	Chief Executive Officer
Daniel G. Cohen	50	President and Chief Executive, European Business
Joseph W. Pooler, Jr.	54	Executive Vice President, Chief Financial Officer and Treasurer

        Lester R. Brafman, age 57, has served as the Chief Executive Officer of the Company and of Cohen & Company, LLC since September 16, 2013. Mr. Brafman served as the President of the Company and of Cohen & Company, LLC from June 3, 2013 until September 16, 2013. Prior to joining the Company and Cohen & Company, LLC, Mr. Brafman served as a Managing Director at Goldman Sachs & Co. from July 2001 until August 2012. During his tenure at Goldman Sachs, Mr. Brafman held various positions including in Leveraged Finance Sales; as Chief Operating Officer of Global Credit and Mortgage Trading; and as Head of High Yield and Distressed Trading. Prior to joining Goldman Sachs, Mr. Brafman served as a Managing Director at Credit Suisse First Boston from July 1994 until October 2000 where, over the course of his employment, he served as Head of High Yield Trading and as Head of Emerging Market and Sovereign Trading. Prior to joining Credit Suisse, Mr. Brafman worked at Wasserstein Perella & Co. from March 1992 until July 1994, and at Lehman Brothers Holdings Inc. from September 1988 until March 1992. Mr. Brafman received a B.A. from Columbia University and an M.B.A. from the Amos Tuck School of Business Administration, Dartmouth College.

        Daniel G. Cohen, age 50, has served as the President and Chief Executive of the Company's European Business since September 16, 2013. See Proposal One—Election of Directors, "Names of the Director Nominees and Biographical Information; Qualifications" above for Mr. Cohen's biographical information.

        Joseph W. Pooler, Jr., age 54, has served as Executive Vice President, Chief Financial Officer and Treasurer of the Company since December 16, 2009 and as Cohen & Company, LLC's Chief Financial Officer since November 2007 and as Chief Administrative Officer since May 2007. Mr. Pooler has also, since March 13, 2018, served as the Chief Accounting Officer of Insurance Acquisition Corp. (NASDAQ: INSU), an insurance SPAC which is sponsored by the Company and which is seeking to effect a business combination with one or more insurance businesses. From July 2006 to November 2007, Mr. Pooler also served as Senior Vice President of Finance of Cohen & Company, LLC. From November 2007 to March 2009, Mr. Pooler also served as Chief Financial Officer of Muni Funding Company of America, LLC, a company investing in middle-market non-profit organizations. Prior to joining Cohen & Company, LLC, from 1999 to 2005, Mr. Pooler held key management positions at Pegasus Communications Corporation (now known as The Pegasus Companies, Inc. (OTC: PEGX)), which operated in the direct broadcast satellite television and broadcast television station segments. While at Pegasus, Mr. Pooler held various positions including Chief Financial Officer, Principal Accounting Officer, and Senior Vice President of Finance. From 1993 to 1999, Mr. Pooler held various management positions with MEDIQ, Incorporated, including Corporate Controller, Director of Operations, and Director of Sales Support. Mr. Pooler holds a B.A. from Ursinus College, an M.B.A. from Drexel University, and was a Certified Public Accountant in the Commonwealth of Pennsylvania (license lapsed).

        No executive officer was selected as a result of any arrangement or understanding between the executive officer or any other person. All executive officers are appointed annually by, and serve at the discretion of, our Board of Directors.

 CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        The Company has identified the following related party transactions since January 1, 2018. Unless indicated otherwise, all dollar amounts (except share and per share data) in the section below are in thousands. Each of the transactions below were approved or ratified in accordance with our policies regarding related party transactions, which are described in greater details below.

A.    The Bancorp, Inc.

        The Bancorp, Inc. ("TBBK") is identified as a related party because Daniel G. Cohen, the Company's Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, President and Chief Executive of the Company's European operations, and President of CCFL, is TBBK's Chairman.

        As part of the Company's broker-dealer operations, the Company from time to time purchases securities from third parties and sells those securities to TBBK. The Company may purchase securities from TBBK and ultimately sell those securities to third parties. In either of the cases listed above, the Company includes the trading revenue earned (i.e., the gain or loss realized, commission or interest earned) by the Company for the entire transaction in the amounts of $14 in 2019 and $43 in 2018.

        From time to time, the Company will enter into repo agreements with TBBK as its counterparty. As of December 31, 2019 and 2018, the Company had no repo agreements with TBBK as the counterparty. The Company incurred interest expense related to repo agreements with TBBK as its counterparty in the amounts of $0 in 2019 and $1,708 in 2018.

B.    Daniel G. Cohen, Cohen Bros. Financial, LLC ("CBF") and EBC 2013 Family Trust ("EBC")

        Daniel G. Cohen is the Company's Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, and President and Chief Executive of the Company's European operations.

        CBF has been identified as a related party because Daniel G. Cohen is the sole owner and member of CBF.

        EBC has been identified as a related party because Mr. Cohen is a trustee of EBC and has sole voting power with respect to all shares of the Company held by EBC.

        On September 25, 2013, in connection with the CBF Purchase Agreement, the Company issued to EBC, as assignee of CBF, the $1,600 in shares of common stock (or, 80,000 shares) and a Convertible Senior Promissory Note in the aggregate principal amount of $2,400 (the "EBC Note"). On September 25, 2019, the EBC Note was amended and restated. The material terms and conditions of the EBC Note remained substantially the same, except that (i) the maturity date thereof changed from September 25, 2019 to September 25, 2020; (ii) the conversion feature therein was removed; (iii) the interest rate thereunder changed from 8% per annum (9% in the event of certain events of default) to 12% per annum (13% in the event of certain events of default); and (iv) the restrictions regarding prepayment were removed. Additional information regarding CBF's September 2013 investment in the Company is included in note 20 to the Company's audited financial statements for the year ended December 31, 2019 in the 2019 Form 10-K. The Company incurred interest expenses relating to the EBC Note and the amended and restated EBC Note in the amounts of $218 in 2019 and $228 in 2018.

        On September 29, 2017, Cohen & Company, LLC entered into investment agreements with each of CBF and the DGC Trust, a trust established by Daniel G. Cohen, pursuant to which CBF and the DGC Trust agreed to invest $8,000 and $2,000, respectively, into Cohen & Company, LLC, all of which was paid on September 29, 2017. The Company incurred interest expenses on the CBF investment of $912 in 2019 and $470 in 2018. Information relating to the investment agreement with the DGC Trust is set forth below under the heading "Certain Relationships and Related Party Transactions—E. The DGC Trust."

        In October 2019, the Company paid $1,500 to CBF, which reduced the balance payable under the investment agreement with CBF by $1,500. Additional information regarding CBF's September 2017 investment in Cohen & Company, LLC is included in notes 19 and 20 to the Company's audited financial statements for the year ended December 31, 2019 in the 2019 Form 10-K.

        On December 4, 2019 and effective as of October 1, 2019, Cohen & Company, LLC entered into an amendment to the investment agreement with CBF, dated September 29, 2017, to, among other things, provide that the term "Investment Return" (as defined in the investment agreement with CBF) with respect to the twelve-month period ending on September 29, 2020 means 3.75% of the amount invested by CBF pursuant to the investment agreement with CBF, plus (x) 11.47% of any Revenue of the Business (as defined in the investment agreement with CBF) during such period between zero and $11,777, plus (y) 7.65% of any Revenue of the Business during such period in excess of $11,777. Prior to the above-described amendment to the investment agreement with CBF, the term "Investment Return" thereunder with respect to any twelve-month period ending on September 29 (each, an "Annual Period") through September 29, 2020 meant 3.75% of the amount invested by CBF pursuant to the investment agreement with CBF, plus (x) 11.47% of the Revenue of the Business for any Annual Period in which the Revenue of the Business was greater than zero but less than or equal to $5,333, (y) $612 for any Annual Period in which the Revenue of the Business was greater than $5,333 but less than or equal to $8,000, or (z) 7.65% of the Revenue of the Business for any Annual Period in which the Revenue of the Business was greater than $8,000.

        On December 30, 2019, the Company entered into the 2019 Unit Purchase Agreement, by and among the Company, Cohen & Company, LLC, Daniel G. Cohen and the DGC Trust, pursuant to which, among other things, Cohen & Company, LLC issued to Daniel G. Cohen and the DGC Trust an aggregate of 22,429,541 LLC Units (referred to herein, collectively, as the "2019 LLC Units"). Additional information regarding the 2019 Unit Purchase Agreement can be found under the heading "Information Regarding the Potential Issuance of Up 2,242,954 Shares of Common Stock in connection with the 2019 LLC Units Issued Pursuant to the 2019 Unit Purchase Agreement" above.

        In December 2019, the Company acquired a 45% interest in CK Capital Partners B.V. ("CK Capital"), a private company incorporated in the Netherlands. CK Capital provides asset and investment advisory services relating to real estate holdings. The Company purchased this interest for $18 (of which $17 was from an entity controlled by Daniel G. Cohen). In addition, in December 2019, the Company acquired a 10% interest in Amersfoort Office Investment I Cooperatief U. A. ("AOI"), a real estate holding company, for $1 and subsequently invested $558 in AOI. The investments in AOI and CK Capital are included in equity method investments on the Company's consolidated balance sheets. Additional information regarding the Company's investments in AOI and CK Capital can be found in notes 4 and, 12 and 31 to the Company's audited financial statements for the year ended December 31, 2019 in the 2019 Form 10-K.

C.    The Edward E. Cohen IRA

        In connection with the Securities Purchase Agreement, dated May 9, 2013, by and among the Company, Mead Park Capital Partners LLC (the "MP Buyer") and Mead Park Holdings LP, on September 25, 2013, the Company issued to the MP Buyer $3,898 of the Company's common stock and the Convertible Senior Promissory Notes in the aggregate principal amount of $5,848 (the "MP Notes"). On August 28, 2015, the MP Buyer sold $4,386 of the MP Notes (such portion of the MP Notes so sold, the "Cohen IRA Note") and 146,188 shares of the Company's common stock to the Edward E. Cohen IRA, of which Edward E. Cohen is the benefactor. Edward E. Cohen is the father of Daniel G. Cohen.

        On September 25, 2019, the Cohen IRA Note was amended and restated. The material terms and conditions of the Cohen IRA Note remained substantially the same, except that (i) the maturity date thereof changed from September 25, 2019 to September 25, 2020; (ii) the conversion feature therein was removed; (iii) the interest rate thereunder changed from 8% per annum (9% in the event of certain events of default) to 12% per annum (13% in the event of certain events of default); and (iv) the restrictions regarding prepayment were removed. The Company incurred interest expenses relating to the Cohen IRA Note and the amended and restated Cohen IRA Note in the amounts of $398 in 2019 and $417 in 2018.

        On January 31, 2020, the Cohen IRA Note was repaid in full in accordance with the terms and conditions of the JKD Purchase Agreement (discussed below under the heading "Certain Relationships and Related Party Transactions—D. JKD Capital Partners").

D.    JKD Capital Partners

        On October 3, 2016, Cohen & Company, LLC entered into an Investment Agreement (the "JKD Investment Agreement") with JKD Capital Partners, pursuant to which JKD Capital Partners agreed to invest into Cohen & Company, LLC up to $12,000, of which $6,000 was invested into Cohen & Company, LLC on October 3, 2016, an additional $1,000 was invested on January 25, 2017, and an additional $1,238 was invested on January 9, 2019.

        JKD Capital Partners is identified as a related party because it is owned by Jack J. DiMaio, Jr., the Vice Chairman of the Board of Directors and Board of Managers of Cohen & Company, LLC, and his spouse. Pursuant to the JKD Investment Agreement, in exchange for JKD Capital Partners' investment in Cohen & Company, LLC, Cohen & Company, LLC agreed to pay to JKD Capital Partners, in arrears following each calendar quarter during the term of the JKD Investment Agreement, an amount (the "JKD Investment Return") equal to 50% of the difference between (i) the revenues generated during such quarter by the activities of JVB's Institutional Corporate Trading business, and (ii) certain expenses incurred by JVB's Institutional Corporate Trading business during such calendar quarter. In addition, pursuant to the JKD Investment Agreement, at any time following October 3, 2019, JKD Capital Partners may, upon two months' notice to Cohen & Company, LLC, cause Cohen & Company, LLC to pay (a "Redemption") to JKD Capital Partners an amount equal to the "Investment Balance" (as defined in the JKD Investment Agreement) as of the day prior to such Redemption. Further, if Cohen & Company, LLC or JVB sells JVB's Institutional Corporate Trading business to any unaffiliated third party, and such sale is not part of a larger sale of all or substantially all of the assets or equity securities of Cohen & Company, LLC or JVB, Cohen & Company, LLC will pay to JKD Capital Partners an amount equal to 25% of the net consideration paid to Cohen & Company, LLC in connection with such sale, after deducting certain amounts and certain expenses incurred by Cohen & Company, LLC or JVB in connection with such sale.

        On March 6, 2019, JKD Capital Partners and Cohen & Company, LLC entered into an amendment to the JKD Investment Agreement (the "JKD Investment Agreement Amendment"), pursuant to which the term "JKD Investment Return" under the JKD Investment Agreement was amended to mean (A) during the fourth quarter of 2018, an amount equal to 42% of the difference between (i) the revenues generated during a quarter by the activities of JVB's Institutional Corporate Trading business and (ii) certain expenses incurred by JVB's Institutional Corporate Trading business (the "JVB Institutional Corporate Trading Business Net Revenue"), and (B) commencing on January 1, 2019 and for each quarter during the remainder of the term of the JKD Investment Agreement, an amount equal to a percentage of the JVB Institutional Corporate Trading Business Net Revenue, which percentage is based on JKD Capital Partners' investment under the JKD Investment Agreement as a percentage of the total capital allocated to JVB's Institutional Corporate Trading business.

        In connection with the JKD Investment Agreement, as amended by the JKD Investment Agreement Amendment, the Company paid JKD Investment Returns to JKD Capital Partners equal to $699 in 2019 and $1,968 in 2018.

        Additional information regarding JKD Capital Partners' investment in Cohen & Company, LLC pursuant to the JKD Investment Agreement is included in note 19 to the Company's audited financial statements for the year ended December 31, 2019 in the 2019 Form 10-K.

        On January 31, 2020, Cohen & Company, LLC, entered into a Note Purchase Agreement (the "JKD Purchase Agreement"), by and among Cohen & Company, LLC, JKD Capital Partners and RN Capital Solutions LLC ("RNCS"). Pursuant to the JKD Purchase Agreement, among other things, (i) JKD Capital Partners purchased from Cohen & Company, LLC a Senior Promissory Note in the aggregate principal amount of $2,250 (the "JKD Note"); and (ii) RNCS purchased from Cohen & Company, LLC a Senior Promissory Note in the aggregate principal amount of $2,250 (the "RNCS Note"). Pursuant to the JKD Purchase Agreement, Cohen & Company, LLC agreed to use the proceeds received from the issuance of the JKD Note and the RNCS Note to repay in full all amounts outstanding under the Cohen IRA Note. Additional information regarding JKD Purchase Agreement, the JKD Note and the RNCS Note is included in note 33 to the Company's audited financial statements for the year ended December 31, 2019 in the 2019 Form 10-K.

E.    The DGC Trust

        The DGC Trust has been identified as a related party because Daniel G. Cohen's children are beneficiaries of the trust.

        On March 10, 2017, the Company and Cohen & Company, LLC entered into a Securities Purchase Agreement with the DGC Trust, pursuant to which the DGC Trust agreed to purchase from Cohen & Company, LLC a convertible senior secured promissory note in the aggregate principal amount of $15,000. The Company incurred interest on this investment of $1,471 in 2019 and $1,445 in 2018. Additional information regarding The DGC Family Fintech Trust's investment in Cohen & Company, LLC pursuant to the Securities Purchase Agreement is included in notes 4 and 20 to the Company's audited financial statements for the year ended December 31, 2019 in the 2019 Form 10-K.

        As noted above, on September 29, 2017, Cohen & Company, LLC entered into an investment agreement with the DGC Trust, pursuant to which the DGC Trust invested $2,000 into Cohen & Company, LLC. The Company incurred interest expenses on this investment $254 in 2019 and $118 in 2018. Additional information regarding he DGC Trust's September 2017 investment in Cohen & Company, LLC is included in note 19 to the Company's audited financial statements for the year ended December 31, 2019 in the 2019 Form 10-K.

        On December 4, 2019 and effective as of October 1, 2019, Cohen & Company, LLC entered into an amendment to the investment agreement with the DGC Trust, dated September 29, 2017, to, among other things, provide that the term "Investment Return" (as defined in the investment agreement with the DGC Trust) with respect to the twelve-month period ending on September 29, 2020 means 3.75% of the amount invested by the DGC Trust pursuant to the investment agreement with the DGC Trust, plus (x) 3.53% of any Revenue of the Business (as defined in the investment agreement with the DGC Trust) during such period between zero and $11,777, plus (y) 2.35% of any Revenue of the Business during such period in excess of $11,777. Prior to the above-described amendment to the investment agreement with the DGC Trust, the term "Investment Return" thereunder with respect to any Annual Period through September 29, 2020 meant 3.75% of the amount invested by the DGC Trust pursuant to the investment agreement with the DGC Trust, plus (x) 3.53% of the Revenue of the Business for any Annual Period in which the Revenue of the Business was greater than zero but less than or equal to $5,333, (y) $188 for any Annual Period in which the Revenue of the Business was greater than $5,333 but less than or equal to $8,000, or (z) 2.35% of the Revenue of the Business for any Annual Period in which the Revenue of the Business was greater than $8,000.

        As noted above, on December 30, 2019, the Company entered into the 2019 Unit Purchase Agreement, by and among the Company, Cohen & Company, LLC, Daniel G. Cohen and the DGC Trust, pursuant to which, among other things, Cohen & Company, LLC issued the 2019 LLC Units to Daniel G. Cohen and the DGC Trust. Additional information regarding the 2019 Unit Purchase Agreement can be found under the heading "Information Regarding the Potential Issuance of Up 2,242,954 Shares of Common Stock in Connection with the 2019 LLC Units Issued Pursuant to the 2019 LLC Purchase Agreement" above.

F.     FinTech Investor Holdings II, LLC

        FinTech Investor Holdings II, LLC has been identified as a related party because Daniel G. Cohen is the manager of the entity.

        In July 2018, Cohen & Company, LLC acquired publicly traded shares of Fintech Acquisition Corp. II from an unrelated third-party for a total purchase price of $2,513. In connection with this purchase, Cohen & Company, LLC agreed with Fintech Investor Holdings II, LLC to not redeem these shares in advance of the merger between Fintech Acquisition Corp. II and Intermex Holdings II, LLC. In exchange for the agreement to not redeem these shares prior to the merger, as well as the outlay of capital to purchase the publicly traded shares of Fintech Acquisition Corp. II, Cohen & Company, LLC received unregistered, restricted shares of common stock of Fintech Acquisition Corp. II from Fintech Investor Holdings II, LLC. In connection with the merger, Fintech Acquisition Corp. II changed its name to International Money Express, Inc.

H.    Duane Morris, LLP ("Duane Morris")

        Duane Morris is an international law firm and serves as legal counsel to the Company. Duane Morris is considered a related party because a partner at Duane Morris is a member of the same household as Diana Liberto, a director of the Company. Expense incurred by the Company for services provided by Duane Morris were $462 in 2019 and $501 in 2018.

I.      Directors and Employees

        In addition to the employment agreements the Company has entered into with Daniel G. Cohen and Joseph W. Pooler, Jr., the Company's Chief Financial Officer (each of which is described above), the Company has entered into its standard indemnification agreement with each of its directors and executive officers.

        The Company maintains a 401(k) savings plan covering substantially all of its employees. The Company matches 50% of employee contributions for all participants not to exceed 3% of their salary. Contributions made to the plan on behalf of the Company were $265 and $201 for the years ended December 31, 2019 and 2018, respectively.

        On August 29, 2018 the Company purchased 17,555 shares of common stock for $176, or $10 per share of common stock, from Jack Haraburda, a current member of the Board of Directors.

Policies Regarding Related Party Transactions

        Pursuant to the Company's Code of Conduct (the "Code of Conduct"), unless approved or ratified by the Audit Committee, the Nominating and Corporate Governance Committee or a majority of the directors of the Company not having an interest in a Related Party Transaction (as defined below) (each an "Authorizing Body"), no (a) employee, officer or director of the Company; (b) member of the immediate family of any employee, officer or director of the Company; (c) entity in which an employee, officer or director of the Company has an economic interest of more than 5% or a controlling interest, or (d) affiliate of any of the foregoing (each a "Related Party") may (i) enter into any transaction with the Company or any of its subsidiaries involving the acquisition or sale of any of the Company's or any of its subsidiaries' assets or other property; (ii) enter into any transaction involving a loan to or from the Company or any of its subsidiaries; or (iii) enter into any other transaction with the Company or any of its subsidiaries (each a "Related Party Transaction").

        A Related Party Transaction entered into without pre-approval of an Authorizing Body will not be deemed to violate the Code of Conduct, or be invalid or unenforceable, so long as the Related Party Transaction is, as promptly as reasonably practical after it is entered into, brought to and ratified by an Authorizing Body. Every Related Party Transaction to which the Company is a party will be deemed to include as a condition that it be approved in accordance with the Code of Conduct.

        A Related Party Transaction or categories of Related Party Transactions may be reviewed in advance and pre-approved in advance by an Authorizing Body. If a Related Party Transaction or a series of Related Party Transactions will be ongoing, an Authorizing Body may establish guidelines for the Company's management to follow in its ongoing dealings with the Related Party. Thereafter, an Authorizing Body will periodically review and assess the ongoing relationships with the Related Party. Any material amendment, renewal or extension of a Related Party Transaction which has been previously reviewed and/or approved under the Code of Conduct will be subject to subsequent review and/or approval under the Code of Conduct.

OTHER MATTERS

        As of the mailing date of this proxy statement, our Board of Directors knows of no matters to be presented at the meeting other than those set forth in the Notice and described in this proxy statement. Should any other matter requiring a vote of the stockholders arise at the meeting, the persons named in the attached proxy will vote on such matter in their discretion.

 STOCKHOLDER PROPOSALS

        Stockholder proposals intended to be presented at the 2020 Annual Meeting of Stockholders must be received by our Secretary at our principal executive offices no later than        , 2020, unless the date of the meeting is changed by more than 30 calendar days from the one-year anniversary date of this annual meeting, and must satisfy the requirements of Rule 14a-8 under the Exchange Act.

        Other than a stockholder proposal included in the proxy statement pursuant to Rule 14a-8, in order to be presented at the 2020 Annual Meeting of Stockholders, a proposal of a stockholder, including any proposed director nominations, must be received by our Secretary at our principal executive offices in the timeframe as provided in our Bylaws. To be timely, our Bylaws currently require that such a stockholder's notice set forth all information required under Section 1.11 of our Bylaws and be delivered to our Secretary at our principal executive office not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, notice by the stockholder to be timely must be delivered to our Secretary at our principal executive office not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Our Bylaws also currently provide that, in the event that our Board of Directors increases or decreases the maximum or minimum number of directors in accordance with our Bylaws, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of mailing of the notice of the preceding year's annual meeting, a stockholder's notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to our Secretary at our principal executive office not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Company.

 ANNUAL REPORT ON FORM 10-K

        Our Annual Report on Form 10-K for the year ended December 31, 2019 accompanies this proxy statement. The Company will furnish a copy of its Annual Report on Form 10-K for the year ended December 31, 2019 free of charge to each stockholder who forwards a written request to our Secretary, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104. You also may access the EDGAR version of our Annual Report on Form 10-K (with exhibits) on our website at http://www.cohenandcompany.com and on the SEC's website at http://www.sec.gov.

 WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, statements or other information filed by us at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

Annex A

SECURITIES PURCHASE AGREEMENT

        This SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of December 30, 2019 (the "Effective Date"), is entered into by and among Cohen & Company Inc., a Maryland corporation ("Parent"), Cohen & Company, LLC, a Delaware limited liability company and a subsidiary of Parent (the "Operating LLC"), Daniel G. Cohen, an individual ("Mr. Cohen"), and The DGC Family Fintech Trust, a trust established by Mr. Cohen (the "DGC Trust" and together with Mr. Cohen, "Buyer"). Each of Parent, the Operating LLC, Mr. Cohen and the DGC Trust may be referred to herein, individually, as a "Party," and, collectively, as the "Parties."

RECITALS:

        WHEREAS, Mr. Cohen is the owner of 370,881 shares (collectively, the "Cohen IMXI Shares") of the common stock, par value $0.0001 per share ("IMXI Common Stock"), of International Money Express, Inc. (formerly FinTech Acquisition Corp. II), a Delaware corporation ("IMXI"), of which (a) 161,340 shares are subject to certain restrictions on transfer until the closing price per share of IMXI Common Stock (as reported by The Nasdaq Capital Market) exceeds $15.00 for any twenty (20) trading days within a consecutive thirty (30) trading day period or immediately upon certain change of control events involving IMXI, as set forth in the letter agreement, dated January 19, 2017 (the "Letter Agreement"), by and among IMXI, Mr. Cohen, the DGC Trust and the other parties named therein and (b) 161,341 shares are subject to certain restrictions on transfer until the closing price per share of IMXI Common Stock (as reported by The Nasdaq Capital Market) exceeds $17.00 for any twenty (20) trading days within a consecutive thirty (30) trading day period or immediately upon certain change of control events involving IMXI, as set forth in the Letter Agreement;

        WHEREAS, the DGC Trust is the owner of 291,480 shares (collectively, the "Trust IMXI Shares" and, together with the Cohen IMXI Shares, the "IMXI Shares") of IMXI Common Stock, of which (a) 102,681 shares are subject to certain restrictions on transfer until the closing price per share of IMXI Common Stock (as reported by The Nasdaq Capital Market) exceeds $15.00 for any twenty (20) trading days within a consecutive thirty (30) trading day period or immediately upon certain change of control events involving IMXI, as set forth in the Letter Agreement and (b) 102,682 shares are subject to certain restrictions on transfer until the closing price per share of IMXI Common Stock (as reported by The Nasdaq Capital Market) exceeds $17.00 for any twenty (20) trading days within a consecutive thirty (30) trading day period or immediately upon certain change of control events involving IMXI, as set forth in the Letter Agreement;

        WHEREAS, the IMXI Common Stock is listed on The Nasdaq Capital Market under the trading symbol "IMXI;"

        WHEREAS, subject to the terms and conditions of this Agreement, (i) the Operating LLC desires to issue to Mr. Cohen an aggregate of 12,549,273 newly issued units of membership interests in the Operating LLC (collectively, the "Cohen LLC Units"); (ii) Parent desires to issue to Mr. Cohen 12,549,273 shares of newly issued Series F Voting Non-Convertible Preferred Stock of Parent, par value $0.001 per share (collectively, the "Cohen Series F Shares"); and (iii) in consideration of the issuance of the Cohen LLC Units and the Cohen Series F Shares to Mr. Cohen by the Operating LLC and Parent, respectively, Mr. Cohen desires to transfer all of his right, title and interest in the Cohen IMXI Shares to the Operating LLC; and

        WHEREAS, subject to the terms and conditions of this Agreement, (i) the Operating LLC desires to issue to the DGC Trust an aggregate of 9,880,268 newly issued units of membership interests in the Operating LLC (collectively, the "Trust LLC Units" and, together with the Cohen LLC Units, the

"LLC Units"); (ii) Parent desires to issue to the DGC Trust 9,880,268 shares of newly issued Series F Voting Non-Convertible Preferred Stock of Parent, par value $0.001 per share (collectively, the "Trust Series F Shares" and, together with the Cohen Series F Shares, the "Series F Shares"); and (iii) in consideration of the issuance of the Trust LLC Units and the Trust Series F Shares to the DGC Trust by the Operating LLC and Parent, respectively, the DGC Trust will transfer all of its right, title and interest in the Trust IMXI Shares to the Operating LLC.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I
PURCHASE AND SALE

        Section 1.01 Definitions.    The following terms have the meanings specified or referred to in this Section 1.01:

        (a)   "Action" means any proceedings, litigation, arbitrations, mediations, actions, claims, suits, disputes, controversies, demands, petitions, hearings, inquiries, audits, notices of violation, disciplinary actions, indictments, citations, summons, subpoenas, charges, complaints, appeals, examinations and investigations of any nature, whether at law or equity, or civil or criminal administrative, regulatory or otherwise in nature, including any matter commenced, brought, conducted or heard by or before any Governmental Authority.

        (b)   "Additional Units" means the number of units of membership interests in the Operating LLC representing fifty-one percent (51%) of the votes entitled to be cast at any Meeting, plus one (1) unit of membership interests in the Operating LLC, minus the number of units of membership interests in the Operating LLC owned by Parent as of the record date of such Meeting.

        (c)   "Affiliate" of a Person means any other Person that directly or indirectly, through one (1) or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

        (d)   "Board of Directors" means the board of directors of Parent.

        (e)   "Business Day" means any day except Saturday, Sunday or any other day on which commercial banks located in the State of Delaware are authorized or required by Law to be closed for business.

        (f)    "Code" means the Internal Revenue Code of 1986, as amended.

        (g)   "Contract" means any contracts, leases, deeds, mortgages, licenses, instruments, notes, commitments, undertakings, indentures, joint ventures and all other agreements, commitments and legally binding arrangements, whether written or oral.

        (h)   "Conversion Shares" means the shares of Parent Common Stock into which the LLC Units may be redeemed upon a Unit Redemption.

        (i)    "Encumbrance" means any lien, pledge, mortgage, deed of trust, security interest, charge, claim, easement, encroachment, restriction or other similar encumbrance, excluding any restrictions set forth in the Letter Agreement.

        (j)    "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        (k)   "Governmental Authority" means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

        (l)    "Law" means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Authority.

        (m)  "Losses" means actual out-of-pocket losses, damages, liabilities, costs or expenses, including reasonable attorneys' fees.

        (n)   "Meeting" means any meeting of the holders of units of membership interests in the Operating LLC, or any adjournment thereof or any other circumstances upon which a vote, agreement, consent (including unanimous written consents) or other approval is sought from the holders of units of membership interests in the Operating LLC.

        (o)   "Person" means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

        (p)   "Pro Rata Share" means an amount as of the applicable measurement date and expressed as a percentage equal to: (i) with respect to Mr. Cohen, (1) the number of units of membership interests in the Operating LLC owned by Mr. Cohen, divided by (2) an amount equal to the sum of (A) the number of units of membership interests in the Operating LLC owned by Mr. Cohen plus (B) the number of units of membership interests in the Operating LLC owned by the DGC Trust, and (ii) with respect to the DGC Trust, (1) the number of units of membership interests in the Operating LLC owned by the DGC Trust, divided by (2) an amount equal to the sum of (A) the number of units of membership interests in the Operating LLC owned by Mr. Cohen plus (B) the number of units of membership interests in the Operating LLC owned by the DGC Trust.

        (q)   "SEC" means the United States Securities and Exchange Commission.

        (r)   "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        (s)   "Unit Redemption" means a redemption of units of membership interests by the holder thereof pursuant to and in accordance with Section 12.2 of the LLC Agreement.

        Section 1.02 Additional Definitions.    The following terms shall have the respective meanings ascribed to them in the corresponding sections below:

Term	Section
2020 Annual Meeting of Stockholders	Section 5.01
Agreement	Preamble
Buyer	Preamble
Closing	Section 2.03
Closing Date	Section 2.03
Cohen IMXI Shares	Recitals
Cohen LLC Units	Recitals
Cohen Series F Shares	Recitals
DGC Trust	Preamble
Effective Date	Preamble
IMXI	Recitals
IMXI Common Stock	Recitals
IMXI Shares	Recitals
Indemnified Party	Section 6.04
Indemnifying Party	Section 6.04
Letter Agreement	Recitals
LLC Agreement	Section 3.02
LLC Units	Recitals
Mr. Cohen	Preamble
Operating LLC	Preamble
Parent	Preamble
Parent Common Stock	Section 3.03(a)
Parent Proxy Statement	Section 5.01
Party(ies)	Preamble
Series F Shares	Recitals
Stockholder Proposal	Section 5.01
Trust IMXI Shares	Recitals
Trust LLC Units	Recitals
Trust Series F Shares	Recitals

ARTICLE II
PURCHASE AND SALE

        Section 2.01 Purchase and Sale.    Subject to the terms and conditions set forth herein and for the consideration specified in Section 2.02, at the Closing:

        (a)   The Operating LLC shall issue and shall sell to Mr. Cohen, and Mr. Cohen shall purchase from the Operating LLC, the Cohen LLC Units;

        (b)   The Operating LLC shall issue and shall sell to the DGC Trust, and the DGC Trust shall purchase from the Operating LLC, the Trust LLC Units;

        (c)   Parent shall issue and shall sell to Mr. Cohen, and Mr. Cohen shall purchase from Parent, the Cohen Series F Shares; and

        (d)   Parent shall issue and shall sell to the DGC Trust, and the DGC Trust shall purchase from Parent, the Trust Series F Shares.

        Section 2.02 Purchase Price.

        (a)   At the Closing and in consideration of the Operating LLC's and Parent's issuance and sale to Mr. Cohen of the Cohen LLC Units and the Cohen Series F Shares, respectively, Mr. Cohen shall transfer to the Operating LLC all of Mr. Cohen's right, title and interest in and to the Cohen IMXI Shares, free and clear of any Encumbrances.

        (b)   At the Closing and in consideration of the Operating LLC's and Parent's issuance and sale to the DGC Trust of the Trust LLC Units and the Trust Series F Shares, respectively, the DGC Trust shall transfer to the Operating LLC all of the DGC Trust's right, title and interest in and to the Trust IMXI Shares, free and clear of any Encumbrances.

        Section 2.03 Closing.    The closing of the transactions contemplated by this Agreement (the "Closing") shall take place simultaneously with the execution hereof on the date of this Agreement (the "Closing Date") at the offices of Parent, located at Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104, or at such other time, date, place or means (including electronically via email, facsimile transfer or other similar means of communication) as the Parties may mutually agree upon in writing. The consummation of the transactions contemplated by this Agreement shall be deemed to occur at 12:01 a.m. on the Closing Date.

        Section 2.04 Closing Deliveries.    At the Closing:

        (a)   The Operating LLC shall deliver to Mr. Cohen written evidence that the Cohen LLC Units have been issued by the Operating LLC to Mr. Cohen and registered on the books and records of the Operating LLC, free and clear of any Encumbrances;

        (b)   The Operating LLC shall deliver to the DGC Trust written evidence that the Trust LLC Units have been issued by the Operating LLC to the DGC Trust and registered on the books and records of the Operating LLC, free and clear of any Encumbrances;

        (c)   Parent shall deliver to Mr. Cohen a stock certificate evidencing the issuance of the Cohen Series F Shares by Parent to Mr. Cohen, free and clear of any Encumbrances;

        (d)   Parent shall deliver to the DGC Trust a stock certificate evidencing the issuance of the Trust Series F Shares by Parent to the DGC Trust, free and clear of any Encumbrances;

        (e)   Mr. Cohen shall deliver to the Operating LLC (or, at the direction of the Operating LLC, to IMXI's stock transfer agent) all stock certificates evidencing the Cohen IMXI Shares, free and clear of any Encumbrances, duly endorsed in blank or accompanied by stock powers or other instruments of transfer duly executed in blank and with all required stock transfer tax stamps affixed; and

        (f)    The DGC Trust shall deliver to the Operating LLC (or, at the direction of the Operating LLC, to IMXI's stock transfer agent) all stock certificates evidencing the Trust IMXI Shares, free and clear of any Encumbrances, duly endorsed in blank or accompanied by stock powers or other instruments of transfer duly executed in blank and with all required stock transfer tax stamps affixed.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SELLER

        Parent and the Operating LLC, jointly and severally, represent and warrant to Buyer that the statements contained in this Article III are true and correct as of the date hereof.

        Section 3.01 Organization and Authority of Parent and the Operating LLC; Enforceability.

        (a)   Parent is a corporation duly organized, validly existing and in good standing under the Laws of the State of Maryland. Parent has full corporate power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery, and performance by Parent of this Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Parent. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Parent, and (assuming due authorization, execution, and delivery by the remaining Parties) this Agreement and the documents to be delivered hereunder constitute legal, valid, and binding obligations of Parent, enforceable against Parent in accordance with their respective terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

        (b)   The Operating LLC is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware. The Operating LLC has full limited liability company power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery, and performance by the Operating LLC of this Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite limited liability company action on the part of the Operating LLC. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by the Operating LLC, and (assuming due authorization, execution, and delivery by the remaining Parties) this Agreement and the documents to be delivered hereunder constitute legal, valid, and binding obligations of the Operating LLC, enforceable against the Operating LLC in accordance with their respective terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

        Section 3.02 No Conflicts; Consents.    The execution, delivery, and performance by the Parent and the Operating LLC of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with the Second Articles of Amendment and Restatement of Parent, as amended, or the Bylaws of Parent, (b) violate or conflict with the certificate of formation or Amended and Restated Limited Liability Company Agreement of the Operating LLC, dated as of December 16, 2009, as amended ("LLC Agreement"); (c) violate or conflict with any Law applicable to Parent or the Operating LLC; or (d) conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of termination, acceleration or modification of any obligation or loss of any benefit under any Contract or other instrument to which Parent or the Operating LLC is a party or bound, except where the conflict, violation, default, termination, cancellation, modification, or acceleration would not, individually or in the aggregate, have a material adverse effect on Parent's or the Operating LLC's ability to consummate the transactions contemplated hereby on a timely basis. No consent, approval, waiver, or authorization is required to be obtained by Parent or the Operating LLC from any Person in connection with the execution, delivery, and performance by Parent or the Operating LLC of this Agreement and the consummation of the transactions contemplated hereby.

        Section 3.03 Capitalization.

        (a)   The authorized capital stock of Parent consists of: (a) 100,000,000 shares of Parent's common stock, par value $0.01 per share ("Parent Common Stock") of which 1,193,624 shares of Parent Common Stock are issued and outstanding as of the Effective Date; (b) 10,000,000 shares of Preferred Stock, par value $0.001 per share, all of which are designated as Series C Junior Participating Preferred Stock, none of which are issued or outstanding as of the Effective Date; and (c) 50,000,000 shares of Preferred Stock, par value $0.001 per share, of which (i) 4,983,557 shares are designated as Series E Voting Non-Convertible Preferred Stock, all of which are issued and outstanding as of the Effective Date; and (ii) 25,000,000 shares are designated as Series F Voting Non-Convertible Preferred Stock,

none of which are issued and outstanding as of the Effective Date (assuming the Series F Shares have not yet been issued in accordance with the terms and conditions of this Agreement). All outstanding shares of Parent Common Stock and Series F Voting Non-Convertible Preferred Stock have been duly authorized, validly issued and are fully paid and nonassessable. The Parent Common Stock is currently quoted on the NYSE American under the trading symbol "COHN," and the Company has maintained all requirements on its part for the continuation of such quotation. No shares of Parent Common Stock are subject to preemptive rights or any other similar rights.

        (b)   As of the Effective Date (assuming the LLC Units have not yet been issued in accordance with the terms and conditions of this Agreement), 17,073,174 units of membership interests in the Operating LLC are issued and outstanding. All outstanding units of membership interests in the Operating LLC have been duly authorized, validly issued and are fully paid and nonassessable. No outstanding units of membership interests in the Operating LLC are subject to preemptive rights or any other similar rights.

        (c)   Except as previously disclosed by Parent in its public filings with the SEC, as of the Effective Date, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any securities of the Parent or the Operating LLC, or Contracts, commitments, understandings or arrangements by which Parent or the Operating LLC is or may become bound to issue additional securities of Parent or the Operating LLC, or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any securities of Parent or the Operating LLC.

        Section 3.04 Brokers.    Except for any fees owing to Northland Capital Markets, no broker, finder, or investment banker is entitled to any brokerage, finder's, or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or the Operating LLC.

        Section 3.05 Unregistered Securities.    Parent and Operating LLC acknowledge that the IMXI Shares are not registered under the Securities Act or any state securities Laws, and that the IMXI Shares may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and subject to state securities Laws and regulations, as applicable, and in accordance with the terms and conditions of the Letter Agreement.

        Section 3.06 No Other Representations or Warranties.    Except for the representations and warranties contained in this Article III, none of Parent or the Operating LLC or any stockholder, member, director, officer, employee, or agent of Parent or the Operating LLC has made or makes any other express or implied representation or warranty, either written or oral, on behalf of Parent or the Operating LLC.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF BUYER

        Mr. Cohen and the DGC Trust, jointly and severally, represent and warrant to Parent and the Operating LLC that the statements contained in this Article IV are true and correct as of the date hereof.

        Section 4.01 Organization and Authority of Buyer; Enforceability.

        (a)   The DGC Trust has full organizational power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery, and performance by the DGC Trust of this Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite organizational action on the part of the DGC Trust. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by the DGC Trust, and (assuming due authorization, execution, and delivery by the remaining Parties) this Agreement and the documents to be delivered hereunder constitute legal, valid, and binding obligations of the DGC Trust, enforceable against the DGC Trust in accordance with their respective terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

        (b)   Mr. Cohen has full power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Mr. Cohen, and (assuming due authorization, execution, and delivery by the remaining Parties) this Agreement and the documents to be delivered hereunder constitute legal, valid, and binding obligations of the Mr. Cohen, enforceable against Mr. Cohen in accordance with their respective terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

        Section 4.02 No Conflicts; Consents.    The execution, delivery, and performance by the DGC Trust and Mr. Cohen of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with the organizational documents of the DGC Trust; (b) violate or conflict with any Law applicable to the DGC Trust or Mr. Cohen; or (d) conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of termination, acceleration or modification of any obligation or loss of any benefit under any Contract or other instrument to which the DGC Trust or Mr. Cohen is a party or bound, except where the conflict, violation, default, termination, cancellation, modification, or acceleration would not, individually or in the aggregate, have a material adverse effect on the DGC Trust's or Mr. Cohen's ability to consummate the transactions contemplated hereby on a timely basis. No consent, approval, waiver, or authorization is required to be obtained by the DGC Trust or Mr. Cohen from any Person in connection with the execution, delivery, and performance by the DGC Trust or Mr. Cohen of this Agreement and the consummation of the transactions contemplated hereby.

        Section 4.03 Investment Purpose.    Buyer is acquiring the LLC Units and the Series F Shares solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof. Buyer acknowledges that neither the LLC Units nor the Series F Shares are registered under the Securities Act or any state securities Laws, and that the LLC Units and the Series F Shares may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and subject to state securities Laws and regulations, as applicable, and in accordance with the terms and conditions of this Agreement.

        Section 4.04 Ownership of IMXI Shares.    All of the IMXI Shares have been duly authorized, are validly issued, fully paid and non-assessable, and are owned of record and beneficially by Buyer, free and clear of any Encumbrances.

        Section 4.05 Brokers.    No broker, finder or investment banker is entitled to any brokerage, finder's, or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer.

ARTICLE V
POST-CLOSING COVENANTS AND AGREEMENTS

        Section 5.01 Stockholder Meeting and Parent Proxy Statement.    At the 2020 annual meeting of the Parent's stockholders (the "2020 Annual Meeting of Stockholders"), Parent shall cause its stockholders to vote on, among other things, proposals (collectively, the "Stockholder Proposal") regarding the issuance of the Conversion Shares for purposes of Section 713 of the NYSE American's Company Guide. The Board of Directors shall recommend to the Parent's stockholders that such stockholders approve the Stockholder Proposal, and shall not modify or withdraw such resolution. In connection with the 2020 Annual Meeting of Stockholders, Parent shall promptly prepare and file with the SEC a Definitive Proxy Statement on Schedule 14A pursuant to Section 14(a) of the Exchange Act (the "Parent Proxy Statement"), use its reasonable best efforts to solicit proxies for such stockholder approval and to respond to any comments of the SEC or its staff and mail a definitive proxy statement related the 2020 Annual Meeting of Stockholders to the Parent's stockholders promptly after clearance by the SEC. The Parent shall notify Buyer promptly of the receipt by Parent of any comments from the SEC or its staff with respect to the Parent Proxy Statement and of any request by the SEC or its staff for amendments or supplements to such proxy statement or for additional information and shall supply Buyer with copies of all correspondence between the Parent or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to such proxy statement. If at any time prior to the 2020 Annual Meeting of Stockholders there shall occur any event that is required to be set forth in an amendment or supplement to the Parent Proxy Statement, the Parent shall promptly prepare and mail to its stockholders such an amendment or supplement. The Parent shall promptly correct any information provided by it or on its behalf for use in the Parent Proxy Statement if and to the extent that such information shall have become false or misleading in any material respect, and the Parent shall promptly prepare and mail to its stockholders an amendment or supplement to correct such information to the extent required by applicable Laws. The Board of Directors' recommendation described in this Section 5.01 shall be included in the Parent Proxy Statement.

        Section 5.02 Voting Proxy.

        (a)   Effective as of the Effective Date, if the Parent owns a number of units of membership interests in the Operating LLC representing less than a majority of the votes entitled to be cast at any Meeting, then for so long as the Parent owns a number of units of membership interests in the Operating LLC representing less than a majority of the votes entitled to be cast at any Meeting, Mr. Cohen hereby grants to and appoints the Parent as Mr. Cohen's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Mr. Cohen, to vote at any Meeting the number of units of membership interests in the Operating LLC owned by Mr. Cohen as of the record date of such Meeting equal to (i) the Additional Units, multiplied by (ii) Mr. Cohen's Pro Rata Share. Such attorney-in-fact may evidence the taking of any action, giving of any consent or the voting of such Additional Units by the execution of any document or instrument for such purpose in the name of Mr. Cohen. Mr. Cohen hereby affirms that the proxy set forth in this Section 5.02 is given in connection with, and in consideration of, this Agreement. Mr. Cohen hereby further affirms that this proxy is coupled with an interest and may not be revoked unless otherwise terminated by the mutual consent of Mr. Cohen and Parent. Mr. Cohen hereby ratifies and confirms all that the proxy and attorney-in-fact appointed pursuant to this Section 5.02 may lawfully do or cause to be done by virtue hereof.

        (b)   Effective as of the Effective date, if the Parent owns a number of units of membership interests in the Operating LLC representing less than a majority of the votes entitled to be cast at any Meeting, then for so long as the Parent owns a number of units of membership interests in the Operating LLC representing less than a majority of the votes entitled to be cast at any Meeting, the DGC Trust hereby grants to and appoints the Parent as the DGC Trust's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the DGC Trust, to vote at any

Meeting the number of units of membership interests in the Operating LLC owned by the DGC Trust as of the record date of such Meeting equal to (i) the Additional Units, multiplied by (ii) the DGC Trust's Pro Rata Share. Such attorney-in-fact may evidence the taking of any action, giving of any consent or the voting of such Additional Units by the execution of any document or instrument for such purpose in the name of the DGC Trust. The DGC Trust hereby affirms that the proxy set forth in this Section 5.02 is given in connection with, and in consideration of, this Agreement. The DGC Trust hereby further affirms that this proxy is coupled with an interest and may not be revoked unless otherwise terminated by the mutual consent of the DGC Trust and Parent. The DGC Trust hereby ratifies and confirms all that the proxy and attorney-in-fact appointed pursuant to this Section 5.02 may lawfully do or cause to be done by virtue hereof.

        (c)   No LLC Units may be sold, assigned or otherwise transferred by Mr. Cohen or the DGC Trust to any Person unless the transferee of such LLC Units agrees in writing in a form acceptable to Parent in its reasonable discretion to be bound by the provisions of this Section 5.02.

        Section 5.03 Restrictions on Redemption.

        (a)   Mr. Cohen shall not cause a Unit Redemption with respect to any portion of the Cohen LLC Units if the Board of Directors, after consultation with legal counsel, determines in good faith and in its sole discretion that satisfaction of such Unit Redemption by Parent with shares of Parent Common Stock would jeopardize or endanger the availability to Parent of its net operating loss and net capital loss carryforwards and certain other tax benefits under Section 382 of the Code.

        (b)   The DGC Trust shall not cause a Unit Redemption with respect to any portion of the Trust LLC Units if the Board of Directors, after consultation with legal counsel, determines in good faith and in its sole discretion that satisfaction of such Unit Redemption by Parent with shares of Parent Common Stock would jeopardize or endanger the availability to Parent of its net operating loss and net capital loss carryforwards and certain other tax benefits under Section 382 of the Code.

        (c)   Until the Company's stockholders approve the Stockholder Proposal, Mr. Cohen shall not cause a Unit Redemption with respect to any portion of the Cohen LLC Units if such Unit Redemption would result in Parent issuing a number of shares of Parent Common Stock that, when aggregated with any shares of Parent Common Stock previously issued in connection with any Unit Redemption of the Cohen LLC Units equals or exceeds 11.18% of the outstanding Parent Common Stock as of the Effective Date.

        (d)   Until the Company's stockholders approve the Stockholder Proposal, the DGC Trust shall not cause a Unit Redemption with respect to any portion of the Trust LLC Units if such Unit Redemption would result in Parent issuing a number of shares of Parent Common Stock that, when aggregated with any shares of Parent Common Stock previously issued in connection with any Unit Redemption of the Trust LLC Units equals or exceeds 8.81% of the outstanding Parent Common Stock as of the Effective Date.

        (e)   No LLC Units may be sold, assigned or otherwise transferred by Mr. Cohen or the DGC Trust to any Person unless the transferee of such LLC Units agrees in writing in a form acceptable to Parent in its reasonable discretion to be bound by the provisions of this Section 5.03.

ARTICLE VI
INDEMNIFICATION

        Section 6.01 Survival.    Subject to the limitations and other provisions of this Agreement, the representations, warranties, and covenants contained herein and all related rights to indemnification shall survive the Closing.

        Section 6.02 Indemnification by the Operating LLC.    Subject to the other terms and conditions of this Article VI, Parent and the Operating LLC shall, jointly and severally, defend, indemnify, and hold harmless Mr. Cohen, the DGC Trust and their Affiliates, and their respective stockholders, members, directors, managers, officers, and employees and agents from and against:

        (a)   all third party Losses arising from or relating to any inaccuracy in or breach of any of the representations or warranties of Parent or the Operating LLC contained in this Agreement; or

        (b)   any third party Loss arising from or relating to any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Parent or the Operating LLC pursuant to this Agreement.

        Section 6.03 Indemnification By Buyer.    Subject to the other terms and conditions of this Article VI, Mr. Cohen and the DGC Trust shall, jointly and severally, defend, indemnify, and hold harmless Parent, the Operating LLC and their Affiliates, and their respective stockholders, members, directors, managers, officers, and employees and agents from and against:

        (a)   all third party Losses arising from or relating to any inaccuracy in or breach of any of the representations or warranties of Mr. Cohen or the DGC Trust contained in this Agreement; or

        (b)   any third party Loss arising from or relating to any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Mr. Cohen or the DGC Trust pursuant to this Agreement.

        Section 6.04 Indemnification Procedures.    Whenever any claim shall arise for indemnification hereunder, the Person entitled to indemnification under this Article VI (the "Indemnified Party") shall promptly provide written notice of such claim to the Party against whom such claims are asserted under this Article VI (the "Indemnifying Party"). The failure to give prompt notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure. In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any Action by a Person who is not a party to this Agreement, the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Party, may assume the defense of any such Action with its counsel. The Indemnified Party shall be entitled to participate in the defense of any such Action, with its counsel and at its own cost and expense, subject to the Indemnifying Party's right to control the defense thereof. If the Indemnifying Party does not assume the defense of any such Action, the Indemnified Party may, but shall not be obligated to, defend against such Action. Neither Party shall settle any Action without the other Party's prior written consent (which consent shall not be unreasonably withheld or delayed).

        Section 6.05 Payments.    Once a Loss is agreed to by the Indemnifying Party or finally adjudicated to be payable pursuant to this Article VI, the Indemnifying Party shall satisfy its obligations within thirty (30) Business Days of such agreement or final, non-appealable adjudication by wire transfer of immediately available funds.

ARTICLE VII
MISCELLANEOUS

        Section 7.01 Expenses.    Except as otherwise provided in Section 7.02, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses.

        Section 7.02 Attorneys' Fees.    If either Party commences an Action against the other Party arising out of or in connection with this Agreement or the transactions contemplated hereby, the prevailing Party shall be entitled to have and recover from the losing Party reasonable attorneys' fees and costs of suit.

        Section 7.03 Further Assurances.    Following the Closing, each of the Parties shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

        Section 7.04 Notices.    All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 7.04):

If to Parent or the Operating LLC:

  Cohen & Company Inc.
  Cira Centre
  2929 Arch Street, Suite 1703
  Philadelphia, Pennsylvania 19104
  Attn: Joseph W. Pooler, Jr.
  Facsimile: (215) 701-8280
  E-mail: jpooler@cohenandcompany.com

and to:

  Cohen & Company Inc.
  3 Columbus Circle, 24th Floor,
  New York, New York 10019
  Attn: Rachael Fink
  Facsimile: (866) 543-2907
  E-mail: rfink@cohenandcompany.com

with a copy to:

  Duane Morris LLP
  30 South 17th Street
  Philadelphia, Pennsylvania 19103
  Attn: Darrick M. Mix and Barry A. Steinman
  Facsimile: (215) 405 2906 and (215) 754-4840
  E-mail: dmix@duanemorris.com and bsteinman@duanemorris.com

If to Mr. Cohen or the DGC Trust:

        At the address on the books and records of Parent.

        Section 7.05 Headings.    The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

        Section 7.06 Severability.    If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the Parties shall negotiate in good faith to modify the Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

        Section 7.07 Entire Agreement.    This Agreement and the documents to be delivered hereunder constitute the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in documents to be delivered hereunder, the statements in the body of this Agreement will control.

        Section 7.08 Successors and Assigns.    This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign its rights or obligations hereunder without the prior written consent of the other Parties. No assignment shall relieve the assigning Party of any of its obligations hereunder.

        Section 7.09 No Third-Party Beneficiaries.    Except as provided in Article VI, this Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.

        Section 7.10 Amendment and Modification.    This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each of the Parties.

        Section 7.11 Waiver.    No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. No waiver by any Party shall operate or be construed as a waiver in respect of any failure, breach, or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power, or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

        Section 7.12 Governing Law.    This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction).

        Section 7.13 Submission to Jurisdiction.    Any Action arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of Delaware in each case located in the city of City of Wilmington, Delaware, and each Party irrevocably submits to the exclusive jurisdiction of such courts in any such Action.

        Section 7.14 Waiver of Jury Trial.    Each Party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such Party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby.

        Section 7.15 Specific Performance.    The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity. Each Party (i) agrees that it shall not oppose the granting of such specific performance or relief; and (ii) hereby irrevocably waives any requirements for the security or posting of any bond in connection with such relief.

        Section 7.16 Counterparts.    This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the Parties hereto have caused this Securities Purchase Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

PARENT:
Cohen & Company Inc.
By:	/s/ JOSEPH W. POOLER, JR.
Name:	Joseph W. Pooler, Jr.
Title:	Executive Vice President, Chief Financial Officer and Treasurer
OPERATING LLC:
Cohen & Company, LLC
By:	/s/ JOSEPH W. POOLER, JR.
Name:	Joseph W. Pooler, Jr.
Title:	Executive Vice President, Chief Financial Officer and Treasurer
MR. COHEN:
By:	/s/ DANIEL G. COHEN
Name:	Daniel G. Cohen
THE DGC TRUST:
The DGC Family Fintech Trust
By:	/s/ RAPHAEL LICHT
Name:	Raphael Licht
Title:	Trustee
By:	/s/ JEFFREY D. BLOMSTOM
Name:	Jeffrey D. Blomstrom
Title:	Trustee

Annex B

December 26, 2019

Personal and Confidential

Special Committee of the Board of Directors of
Cohen & Company Inc.
Cira Center Suite 1703
2929 Arch Street
Philadelphia, PA 19104

Dear Members of the Special Committee of the Board of Directors:

We understand that Cohen & Company Inc., a Maryland corporation ("Parent"), proposes to enter into an agreement with Daniel G. Cohen ("DGC") and the DGC Family Fintech Trust (the "DGC FFT" and together with DGC, the "Contributors") relating to a proposed acquisition by the Contributors of an equity stake in Cohen & Company, LLC ("C&C"), a subsidiary of Parent, in the aggregate amount of approximately $8.98 million (the "Transaction"). Parent is a public company that lists its shares of common stock on The NYSE American Stock Exchange under the symbol "COHN." Subject to certain terms and conditions to be set forth in a binding securities purchase agreement (the "Purchase Agreement"), the Transaction will consist of: (i) a contribution by the Contributors of freely tradeable and restricted shares (the "IMXI Shares") of International Money Express, Inc. (NASDAQ:IMXI) ("International Money Express") to C&C for which (ii) C&C will issue to the Contributors C&C Operating LLC Units (the "LLC Units"), which can be exchanged upon the terms and conditions set forth in C&C's limited liability company operating agreement on a ten-for-one-basis into shares of Parent common stock at an implied per share value of $4.00, and shares of Parent's Series F Preferred Stock. In connection with the Transaction, you have requested that Northland Securities, Inc. ("Northland" or "we") provide our opinion as to the fairness to the stockholders of Parent, from a financial point of view, of the issuance of LLC Units in exchange for the contribution of IMXI Shares in connection with the Transaction. The terms and conditions of the Transaction are more fully set forth in the Proposed Term Sheet, dated as of December 13, 2019, by and among the Contributors, Parent and C&C (the "Proposed Term Sheet"). Capitalized terms not otherwise defined in this letter have the meaning ascribed to them in the Proposed Term Sheet.

We, as a customary part of our investment banking business, are continually engaged in performing financial analyses with respect to businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and other transactions as well as for estate, corporate and other purposes. We were retained to act as financial advisor to Parent in the Transaction. In connection with such services, we have been engaged by Parent to render this opinion to the Special Committee of its

Board of Directors and we will receive a fee from Parent for providing this opinion, which is not contingent upon closing of the Transaction. Parent has further agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement relating to advising Parent on the Transaction. We have in the past provided investment banking services to Parent, and we may also in the future provide investment banking services to Parent or customary brokerage and trading services for the Contributors for which we would expect to receive compensation.

At the direction of Parent, for the purposes of our opinion, we have assumed that the price of Parent's common stock is equal to $3.83 per share, which is the last closing price on December 20, 2019, as well as $4.00 per share, which is the simple average of the 30-day, 60-day, and 90-day volume weighted average price of Parent's common stock as of December 13, 2019. Unless noted otherwise, we have based our opinion upon the terms as set forth in the Proposed Term Sheet.

We have, at the request of Parent, assumed for purposes hereof that the value of the LLC Units and the shares of Parent's common stock are equal on an as converted basis.

In connection with our review of the Transaction and in arriving at our opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

  (i)
  reviewed a draft of the Proposed Term Sheet dated December 13, 2019;

  (ii)
  reviewed certain publicly available business and financial information relating to Parent that we deemed to be relevant, including certain publicly available research analyst estimates with respect to the future financial performance of Parent or its industry including public companies that we deemed to be relevant;

  (iii)
  reviewed certain information relating to the historical, current and future operations, financial condition and prospects of Parent made available to us by Parent, including historical unaudited financial information prepared by the management of Parent relating to Parent's interim financial period ended September 30, 2019, audited financial statements for Parent's fiscal years ended December 31, 2016, 2017 and 2018 and projected financial statements for the fiscal years ending December 31, 2019 through 2023;

  (iv)
  compared certain financial and stock market information regarding Parent to similar information for certain publicly traded companies deemed by us to be comparable to Parent;

  (v)
  reviewed the current and historical market prices and trading volume for Parent's shares of common stock;

  (vi)
  performed a discounted cash flows analysis based on Parent's management projections; and

  (vii)
  conducted such other financial studies, analyses and inquiries and considered such other information and factors as we deemed appropriate in arriving at our opinion.

In conducting our review of the Transaction, financial analyses and in rendering our opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material and other information. In addition, management of Parent has advised us, and we have assumed, that the financial projections reviewed by us have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of Parent as to the future financial results and condition of Parent, and we express no opinion with respect to such projections or the assumptions on which they are based. If any of the foregoing assumptions are not accurate, the conclusion set forth in this opinion could be materially affected.

As you are aware, the credit, financial and stock markets have from time to time experienced unusual volatility and we express no opinion or view as to any potential effects of such volatility on the Transaction and this opinion does not purport to address potential developments in any such markets.

We have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of Parent since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading.

We have assumed that the Transaction will be consummated pursuant to the terms of a purchase agreement that will substantially comply with the terms set forth in the Proposed Term Sheet without amendments thereto and without waiver by any party of any conditions or obligations thereunder. In arriving at our opinion, we have assumed that all the necessary regulatory approvals and consents required for the Transaction will be obtained in a manner that will not adversely affect Parent.

In arriving at our opinion, we did not make an independent appraisal of the assets or liabilities (fixed, contingent or otherwise) of Parent or concerning the solvency or appraised or fair value of Parent, and have not been furnished any such appraisal or valuation, and we have made no physical inspection of the property or assets of Parent. Our analyses of Parent did not include the liquidation value or solvency of Parent. In addition, we did not perform any analysis with respect to potential change of control implications that may or may not arise from the consummation of the Transaction.

We were not requested to opine, and no opinion is hereby rendered, as to the value of International Money Express. For any analysis on International Money Express we relied on a third-party valuation analysis provided by Stout Risius Ross, LLC, dated as of October 10, 2019 and titled Valuation of Founder Shares in FinTech Acquisition Corp. II. This report outlines the methodology and discount factor applied to the International Money Express restricted shares contributed in the Transaction. We have undertaken no independent analysis of this report.

We have undertaken no independent analysis of any pending or threatened litigation, governmental proceedings or investigations, possible unassisted claims or other contingent liabilities, to which either Parent or its affiliates is a party or may be subject and at Parent's direction and with its consent, our opinion makes no assumption concerning and therefore does not consider, the possible assertion of claims, outcomes, damages or recoveries arising out of any such matters. In addition, we were not requested to opine, and no opinion is hereby rendered, as to the potential tax implications resulting from the Transaction. No company used in the analyses of comparable companies or for purposes of comparison to the value of Parent is identical or directly comparable to Parent or the Transaction. Accordingly, an analysis of the results of the comparisons is not mathematical; rather, it involves complex considerations and judgments about differences in the companies to which Parent was compared and other factors that could affect the public trading value of such companies. In our evaluation of the Transaction, we considered a broad scope of comparable transactions. Ultimately, however, we elected not to include a set of comparable transactions in our evaluation of the Transaction because of the unique nature of the Transaction, including, but not limited to: gross contributed value, market capitalizations, structure, company ownership, form of consideration, stage and liquidity profile.

This opinion is necessarily based upon the financial, market, economic and other conditions that exist on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting this opinion which may come or be brought to our attention after the date of the opinion. We are not expressing any opinion herein as to the price at which shares of common stock of Parent have traded or such stock may trade following announcement of the Transaction or at any future time. We have not undertaken to reaffirm or revise this opinion or otherwise comment upon any events occurring after the date hereof and do not have any obligation to update, revise or reaffirm this opinion.

Consistent with applicable legal and regulatory requirements, we have adopted policies and procedures to establish and maintain the independence of our research department and personnel. As a result, our research analysts may hold opinions, make statements or recommendations, and/or publish research reports with respect to Parent, the Contributors and the Transaction that differ from the views of our investment banking personnel.

This opinion is furnished pursuant to our engagement letter dated as of November 14, 2019 (the "Engagement Letter"). This opinion is directed to the Special Committee and the Board of Directors of Parent in connection with the fairness to the stockholders of Parent, from a financial point of view, of the issuance of LLC Units in exchange for the contribution of IMXI Shares in connection with the Transaction. Notwithstanding the foregoing, the Special Committee and the Board of Directors of Parent are authorized to rely upon this opinion. Unless otherwise set forth in the Engagement Letter, this opinion shall not be published or otherwise used, nor shall any public references to us be made, without our prior written approval.

This opinion addresses solely the fairness to the stockholders of Parent, from a financial point of view, of the issuance of LLC Units in exchange for the contribution of IMXI Shares in connection with the Transaction, and does not address any other terms or agreement relating to the Transaction. We were not requested to opine as to, and this opinion does not address, the relative merits of the Transaction as compared to any alternative business transaction or strategic alternative that might be available to Parent, nor does it address the underlying business decision of Parent to engage in the Transaction. No opinion is expressed whether any alternative transaction might produce proceeds to Parent in an amount in excess of that to be received by Parent in the Transaction or on more favorable terms than the Transaction. We express no opinion as to the amount, nature or fairness of any consideration or compensation to be received in or as a result of the Transaction by officers, directors, employees, warrant holders, option holders, securities holders, creditors or any other class of such persons, or relative to or in comparison with the LLC Units. We have not been asked to consider, and this opinion does not address, the price at which Parent's common stock will trade at any time or as to the impact of the Transaction on the solvency or viability of Parent to pay its obligations when they come due. We are not rendering any financial, legal, accounting or other advice and understand that Parent is relying on its legal counsel and accounting advisors as to legal and accounting matters in connection with the Transaction.

The preparation of a fairness opinion is a complex, analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and is not necessarily susceptible to partial analysis or summary description. In arriving at this opinion, we did not attribute any particular weight to any particular analysis or factor considered by us, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Several analytical methodologies were employed by us in our analysis, and no one method of analysis should be regarded as critical to the overall conclusion reached by us. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. Accordingly, we believe that our analyses must be considered as a whole and that selecting portions of our analysis and of the factors considered by us, without considering all analyses and factors in their entirety, could create a misleading or incomplete view of the evaluation process underlying this opinion. The conclusion reached by us, therefore, is based on the application of our own experience and judgment to all analyses and factors considered by us, taken as a whole. Our opinion was reviewed and approved by Northland's fairness opinion committee.

Based upon and subject to the foregoing and based upon such other factors as we consider relevant, it is our opinion that, as of the date hereof, the issuance of LLC Units in exchange for the contribution of IMXI Shares in connection with the Transaction is fair to the stockholders of Parent from a financial point of view.

Sincerely,

/s/ Northland Securities

Northland Securities, Inc.

Annex C

COHEN & COMPANY INC.
2020 LONG-TERM INCENTIVE PLAN

        Cohen & Company Inc., a Maryland corporation (the "Company"), wishes to attract key employees, Directors, officers, advisors and consultants to the Company and Subsidiaries, and induce key employees, Directors, officers, advisors, consultants and other personnel to remain with the Company and Subsidiaries and encourage them to increase their efforts to make the Company's business more successful whether directly or through Subsidiaries or other Affiliates. In furtherance thereof, the Cohen & Company Inc. 2020 Long-Term Incentive Plan (the "Plan") is designed to provide equity-based incentives to certain Eligible Persons. Awards under the Plan may be made to Eligible Persons in the form of Options (including Stock Appreciation Rights), Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights and other forms of equity based Awards as contemplated herein.

1.     DEFINITIONS

        Whenever used herein, the following terms shall have the meanings set forth below:

        "Affiliate" means any entity other than a Subsidiary that is controlled by or under common control with the Company that is designated as an "Affiliate" by the Committee in its discretion.

        "Award" except where referring to a particular category of grant under the Plan, shall include Options, Restricted Stock, RSUs, Dividend Equivalent Rights and other equity-based Awards as contemplated herein.

        "Award Agreement" means a written agreement in a form approved by the Committee, as provided in Section 3. An Award Agreement may be, without limitation, an employment or other similar agreement containing provisions governing grants hereunder, if approved by the Committee for use under the Plan.

        "Board" means the Board of Directors of the Company.

        "Cause" means, unless otherwise provided in the Participant's Award Agreement (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect; (ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company, Subsidiaries or Affiliates; (iii) the commission of a felony or a crime of moral turpitude, dishonesty, breach of trust or unethical business conduct, or any crime involving the Company, Subsidiaries, or Affiliates; (iv) fraud, misappropriation or embezzlement; (v) acts or omissions constituting a material failure to perform substantially and adequately the duties assigned to the Participant; (vi) any illegal act detrimental to the Company, Subsidiaries or Affiliates; (vii) repeated failure to devote substantially all of the Participant's business time and efforts to the Company, Subsidiaries, or Affiliates if required by the Participant's employment agreement; or (viii) the Participant's failure to competently perform his duties after receiving notice from the Company, a Subsidiary, or Affiliate, specifically identifying the manner in which the Participant has failed to perform; provided, however, that, if at any particular time the Participant is subject to an effective employment agreement with the Company, a Subsidiary or Affiliate, then, in lieu of the foregoing definition, "Cause" shall at that time have such meaning as may be specified in such employment agreement.

        "Change in Control" means the happening of any of the following:

        (i)    any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), but excluding Daniel G. Cohen, any member of Daniel G. Cohen's immediate family, the DGC Family Fintech Trust, the Company,

Cohen & Company, LLC, any entity or person controlling, controlled by or under common control with Daniel G. Cohen, any member of Daniel G. Cohen's immediate family, the DGC Family Fintech Trust, the Company, Cohen & Company, LLC, any employee benefit plan of the Company, Cohen & Company, LLC or any such entity, and any "group" (as such term is used in Section 13(d)(3) of the Exchange Act) of which the any of the foregoing persons or entities is a member), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of either (A) the combined voting power of the Company's then outstanding securities or (B) the then outstanding Common Stock (in either such case other than as a result of an acquisition of securities directly from the Company, Cohen & Company, LLC or any of their respective subsidiaries); provided, however, that, in no event shall a Change in Control be deemed to have occurred upon an initial public offering or a subsequent public offering of the Common Stock under the Securities Act of 1933, as amended; or

        (ii)   any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any);

        (iii)  there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by "persons" (as defined above) in substantially the same proportion as their ownership of the Company immediately prior to such sale or (B) the approval by stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

        (iv)  the members of the Board of Directors of the Company at the beginning of any consecutive 24-calendar-month period (the "Incumbent Directors") cease for any reason other than due to death to constitute at least a majority of the members of the Board of Directors of the Company; provided that any director whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the members of the Board of Directors of the Company then still in office who were members of the Board of Directors of the Company at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director.

        Notwithstanding the foregoing provisions of this definition of Change in Control, if at any time the Participant is subject to an effective employment agreement with the Company, a Subsidiary or Affiliate which expressly provides for the definition of a change in control of the Company, then, in lieu of the foregoing definition, "Change in Control" shall at that time have such meaning as may be specified, in such employment agreement, with respect to the Company.

        Notwithstanding the foregoing, if an event constitutes a Change in Control as described above but does not constitute a "change in the ownership", "change in effective control" or "change in the ownership of a substantial portion of the assets" of the Company, as such terms are defined in Treasury Regulations § 1.409A-3 (or other applicable guidance issued under Section 409A of the Code) then such event shall not be deemed a Change in Control to the extent that it would result in the imposition of the 20% excise tax as set forth in Section 409A(a)(1)(B). Such event may however, continue to constitute a Change in Control to the extent possible (e.g., vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Committee" means the Compensation Committee of the Board.

        "Common Stock" means the Company's Common Stock, par value $.001 per share, either currently existing or authorized hereafter.

        "Company" means Cohen & Company Inc., a Maryland corporation.

        "Director" means a non-employee director of the Company or Subsidiary that is not an employee of the Company or a Subsidiary.

        "Disability" means, unless otherwise provided by the Committee in the Participant's Award Agreement, a disability which renders the Participant incapable of performing all of his or her duties for a period of at least 180 consecutive or non-consecutive days during any consecutive twelve-month period. Notwithstanding the foregoing, no circumstances or condition shall constitute a Disability to the extent that, if it were, a 20% tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Disability to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

        "Dividend Equivalent Right" means a right awarded under Section 8 to receive (or have credited) the equivalent value of dividends paid on Common Stock.

        "Eligible Person" means (i) a key employee, Director, officer, advisor, consultant or other personnel of the Company or Subsidiaries or other person expected to provide significant services (of a type expressly approved by the Committee as covered services for these purposes) to the Company or Subsidiaries or (ii) joint venture affiliates of the Company or other entities designated in the discretion of the Committee, or officers, directors, employees, members, or managers of the foregoing. In the case of grants directly or indirectly to employees of entities described in clause (ii) of the foregoing sentence, the Committee may make arrangements with such entities as it may consider appropriate in its discretion, in light of tax and other considerations.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" per Share as of a particular date means (i) if Shares are then listed on a national securities exchange, the closing sales price per Share on the exchange for the last preceding date on which there was a sale of Shares on such exchange, as determined by the Committee, (ii) if Shares are not then listed on a national securities exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market, as determined by the Committee, or (iii) if Shares are not then listed on a national securities exchange or traded on an over-the-counter market, such value as the Committee in its discretion may in good faith determine; provided that, where the Shares are so listed or traded, the Committee may make such discretionary determinations where the Shares have not been traded for 10 consecutive trading days.

        "Grantee" means an Eligible Person granted Restricted Stock, RSUs, Dividend Equivalent Rights or such other equity-based Awards (other than an Option) as may be granted pursuant to Section 9.

        "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422(b) of the Code.

        "Non-Qualified Stock Option" means an Option which is not an Incentive Stock Option.

        "Option" means the right to purchase, at a price and for the term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Award Agreement, a number of Shares determined by the Committee.

        "Optionee" means an Eligible Person to whom an Option is granted, or the Successors of the Optionee, as the context so requires.

        "Option Price" means the price per Share, determined by the Board or the Committee, at which an Option may be exercised.

        "Participant" means a Grantee or Optionee.

        "Performance Goals" has the meaning set forth in Section 10.

        "Plan" means the Company's 2020 Long-Term Incentive Plan, as set forth herein and as the same may from time to time be amended.

        "Restricted Stock" means an award of Shares that are subject to restrictions hereunder.

        "Restricted Stock Unit" or "RSU" means a right, pursuant to the Plan, of the Grantee to payment of the RSU Value.

        "RSU Value," per RSU, means the Fair Market Value of a Share or, if so provided by the Committee, such Fair Market Value to the extent in excess of a base value established by the Committee at the time of grant.

        "Retirement" means, unless otherwise provided by the Committee in the Participant's Award Agreement, the Termination of Service (other than for Cause) of a Participant on or after the Participant's attainment of age 65 or on or after the Participant's attainment of age 55 with five consecutive years of service with the Company, Subsidiaries or Affiliates.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Settlement Date" means the date determined under Section 7.4(c).

        "Shares" means shares of Common Stock of the Company.

        "Stock Appreciation Right" means an Option described in Section 5.7.

        "Subsidiary" means any corporation, partnership or other entity of which at least 50% of the economic interest in the equity is owned (directly or indirectly) by the Company or by another subsidiary of the Company. In the event the Company becomes such a subsidiary of another company (directly or indirectly), the provisions hereof applicable to subsidiaries shall, unless otherwise determined by the Committee, also be applicable to such parent company.

        "Successor of the Optionee" means the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Optionee.

        "Termination Event" means a Change in Control.

        "Termination of Service" means a Participant's termination of employment or other service (as a consultant or otherwise), as applicable, with the Company, Subsidiaries and Affiliates.

2.     EFFECTIVE DATE AND TERMINATION OF PLAN

        The effective date of the Plan is April 7, 2020. The Plan shall terminate on, and no Award shall be granted hereunder on or after, the 10-year anniversary of the earlier of the approval of the Plan by (i) the Board or (ii) the stockholders of the Company; provided, however, that the Board may at any time prior to that date terminate the Plan.

3.     ADMINISTRATION OF PLAN

        (a)   The Plan shall be administered by the Committee. The Committee, upon and after such time as it is subject to Section 16 of the Exchange Act, shall consist of at least two individuals each of whom shall be a "nonemployee director" as defined in Rule 16b-3 as promulgated by the Securities and

Exchange Commission ("Rule 16b-3") under the Exchange Act and shall, at such times as the Company is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards), qualify as "outside directors" for purposes of Section 162(m) of the Code; provided that no action taken by the Committee (including, without limitation, grants) shall be invalidated because any or all of the members of the Committee fails to satisfy the foregoing requirements of this sentence. The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee for purposes of the Plan. If and to the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member. Notwithstanding the other foregoing provisions of this Section 3(a), any Award under the Plan to a person who is a member of the Committee shall be made and administered by the Board. If no Committee is designated by the Board to act for these purposes, the Board shall have the rights and responsibilities of the Committee hereunder and under the Award Agreements.

        (b)   Subject to the provisions of the Plan, the Committee shall in its discretion as reflected by the terms of the Award Agreements (i) authorize the granting of Awards to Eligible Persons and (ii) determine the eligibility of Eligible Persons to receive an Award, as well as determine the number of Shares to be covered under any Award Agreement, considering the position and responsibilities of the Eligible Persons, the nature and value to the Company of the Eligible Person's present and potential contribution to the success of the Company whether directly or through Subsidiaries or Affiliates and such other factors as the Committee may deem relevant.

        (c)   The Award Agreement shall contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Committee. In the event that any Award Agreement or other agreement hereunder provides (without regard to this sentence) for the obligation of the Company, Subsidiaries or Affiliates to purchase or repurchase Shares from a Participant or any other person, then, notwithstanding the provisions of the Award Agreement or such other agreement, such obligation shall not apply to the extent that the purchase or repurchase would not be permitted under governing state law. The Participant shall take whatever additional actions and execute whatever additional documents the Committee may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Participant pursuant to the express provisions of the Plan and the Award Agreement.

4.     SHARES AND UNITS SUBJECT TO THE PLAN.

4.1   In General.

        (a)   Subject to adjustments as provided in Section 14, the total number of Shares subject to Awards granted under the Plan (including securities convertible into or exchangeable for Shares), in the aggregate, may not exceed 600,000. Shares distributed under the Plan may be treasury Shares or authorized but unissued Shares. Any Shares that have been granted as Restricted Stock or that have been reserved for distribution in payment for Options, RSUs or other equity-based Awards but are later forfeited or for any other reason are not payable under the Plan may again be made the subject of Awards under the Plan.

        (b)   Shares subject to Dividend Equivalent Rights, other than Dividend Equivalent Rights based directly on the dividends payable with respect to Shares subject to Options or the dividends payable on a number of Shares corresponding to the number of RSUs awarded, shall be subject to the limitation of Section 4.1(a). Notwithstanding Section 4.1(a), except in the case of Awards intended to qualify for relief from the limitations of Section 162(m) of the Code, there shall be no limit on the number of RSUs or Dividend Equivalent Rights to the extent they are paid out in cash that may be granted under the Plan. If any RSUs, Dividend Equivalent Rights or other equity-based Awards under Section 9 are paid out in cash, then, notwithstanding the first sentence of Section 4.1(a) above (but subject to the second sentence thereof) the underlying Shares may again be made the subject of Awards under the Plan.

        (c)   The certificates for Shares issued hereunder may include any legend which the Committee deems appropriate to reflect any rights of first refusal or restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate.

4.2   Options.

        Subject to adjustments pursuant to Section 14, and subject to the last sentence of Section 4.1(a), Options with respect to an aggregate of no more than 600,000 Shares may be granted under the Plan.

5.     PROVISIONS APPLICABLE TO STOCK OPTIONS.

5.1   Grant of Option.

        Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement: (i) determine and designate from time to time those Eligible Persons to whom Options are to be granted and the number of Shares to be optioned to each Eligible Person; (ii) determine whether to grant Options intended to be Incentive Stock Options, or to grant Non-Qualified Stock Options, or both (to the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option); provided that Incentive Stock Options may only be granted to employees of the Company, Subsidiaries or Affiliates; (iii) determine the time or times when and the manner and condition in which each Option shall be exercisable and the duration of the exercise period; (iv) designate each Option as one intended to be an Incentive Stock Option or as a Non-Qualified Stock Option; and (v) determine or impose other conditions to the grant or exercise of Options under the Plan as it may deem appropriate.

5.2   Option Price.

        The Option Price shall be determined by the Committee on the date the Option is granted and reflected in the Award Agreement, as the same may be amended from time to time. Any particular Award Agreement may provide for different Option Prices for specified amounts of Shares subject to the Option; provided that the Option Price shall not be less than 100% of the Fair Market Value of a Share on the day the Option is granted.

5.3   Period of Option and Vesting.

        (a)   Unless earlier expired, forfeited or otherwise terminated, each Option shall expire in its entirety upon the 10th anniversary of the date of grant or shall have such other term as is set forth in the applicable Award Agreement. The Option shall also expire, be forfeited and terminate at such times and in such circumstances as otherwise provided hereunder or under the Award Agreement.

        (b)   Each Option, to the extent that the Optionee has not had a Termination of Service and the Option has not otherwise lapsed, expired, terminated or been forfeited, shall first become exercisable according to the terms and conditions set forth in the Award Agreement, as determined by the Committee at the time of grant. Unless otherwise provided in the Plan or the Award Agreement, no Option (or portion thereof) shall ever be exercisable if the Optionee has a Termination of Service before the time at which such Option (or portion thereof) would otherwise have become exercisable, and any Option that would otherwise become exercisable after such Termination of Service shall not become exercisable and shall be forfeited upon such termination. Notwithstanding the foregoing provisions of this Section 5.3(b), Options exercisable pursuant to the schedule set forth by the Committee at the time of the grant may be fully or more rapidly exercisable or otherwise vested at any time in the discretion of the Committee. Upon and after the death of an Optionee, such Optionee's

Options, if and to the extent otherwise exercisable hereunder or under the applicable Award Agreement after the Optionee's death, may be exercised by the Successors of the Optionee.

5.4   Exercisability Upon and After Termination of Optionee.

        (a)   Subject to provisions of the Award Agreement, if an Optionee has a Termination of Service other than by the Company or Subsidiaries for Cause, or other than by reason of death, Retirement or Disability, then no exercise of an Option may occur after the expiration of the three-month period to follow the termination, or if earlier, the expiration of the term of the Option as provided under Section 5.3(a); provided that, if the Optionee should die after the Termination of Service, but while the Option is still in effect, the Option (if and to the extent otherwise exercisable by the Optionee at the time of death) may be exercised until the earlier of (i) one year from the date of the Termination of Service of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 5.3(a).

        (b)   Subject to provisions of the Award Agreement, in the event the Optionee has a Termination of Service on account of death, Disability or Retirement, the Option (whether or not otherwise exercisable) may be exercised until the earlier of (i) one year from the date of the Termination of Service of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 5.3.

        (c)   Notwithstanding any other provision hereof, unless otherwise provided in the Award Agreement, if the Optionee has a Termination of Service for Cause, the Optionee's Options, to the extent then unexercised, shall thereupon cease to be exercisable and shall be forfeited forthwith.

5.5   Exercise of Options.

        (a)   Subject to vesting, restrictions on exercisability and other restrictions provided for hereunder or otherwise imposed in accordance herewith, an Option may be exercised, and payment in full of the aggregate Option Price made, by an Optionee only by written notice (in the form prescribed by the Committee) to the Company or its designee specifying the number of Shares to be purchased.

        (b)   Without limiting the scope of the Committee's discretion hereunder, the Committee may impose such other restrictions on the exercise of Options (whether or not in the nature of the foregoing restrictions) as it may deem necessary or appropriate.

5.6   Payment.

        (a)   The aggregate Option Price shall be paid in full upon the exercise of the Option. Payment must be made by one of the following methods:

          (i)    certified or bank cashier's check;

          (ii)   subject to Section 12(e), the proceeds of a Company loan program or third-party sale program or a notice acceptable to the Committee given as consideration under such a program, in each case if permitted by the Committee in its discretion, if such a program has been established and the Optionee is eligible to participate therein;

          (iii)  if approved by the Committee in its discretion, Shares of previously owned Common Stock, which have been previously owned for more than six months, having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price; or

          (iv)  if approved by the Committee in its discretion, through the written election of the Optionee to have Shares withheld by the Company from the Shares otherwise to be received, with such withheld Shares having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price; or

          (v)   by any combination of such methods of payment or any other method acceptable to the Committee in its discretion.

        (b)   Except in the case of Options exercised by certified or bank cashier's check, the Committee may impose limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Common Stock as payment upon exercise of an Option.

        (c)   The Committee may provide that no Option may be exercised with respect to any fractional Share. Any fractional Shares resulting from an Optionee's exercise that is accepted by the Company shall in the discretion of the Committee be paid in cash.

5.7   Stock Appreciation Rights.

        (a)   The Committee, in its discretion, may also permit (taking into account, without limitation, the application of Section 409A of the Code, as the Committee may deem appropriate) the Optionee to elect to receive upon the exercise of an Option a combination of Shares and cash, or, in the discretion of the Committee, either Shares or solely in cash, with an aggregate Fair Market Value (or, to the extent of payment in cash, in an amount) equal to the excess of the Fair Market Value of the Shares with respect to which the Option is being exercised over the aggregate Option Price, as determined as of the day the Option is exercised.

        (b)   Upon the exercise of any Stock Appreciation Rights, the greater of (i) the number of shares subject to the Stock Appreciation Rights so exercised, and (ii) the number of Shares, if any, that are issued in connection with such exercise, shall be deducted from the number of Shares available for issuance under the Plan.

        (c)   In no event may a Stock Appreciation Right be transferred by a holder thereof for consideration without the prior approval of the Company's stockholders.

5.8   Exercise by Successors.

        An Option may be exercised, and payment in full of the aggregate Option Price made, by the Successors of the Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased. Such notice shall state that the aggregate Option Price will be paid in full, or that the Option will be exercised as otherwise provided hereunder, in the discretion of the Company or the Committee, if and as applicable.

5.9   Nontransferability of Option.

        Each Option granted under the Plan shall be nontransferable by the Optionee except by will or the laws of descent and distribution of the state wherein the Optionee is domiciled at the time of his death; provided, however, that the Committee may (but need not) permit other transfers, where the Committee concludes that such transferability (i) does not result in accelerated U.S. federal income taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code, (iii) complies with applicable law, including securities laws, and (iv) is otherwise appropriate and desirable. In no event may an Option be transferred by an Optionee for consideration without the prior approval of the Company's stockholders.

5.10 Deferral.

        The Committee (taking into account, without limitation, the possible application of Section 409A of the Code, as the Committee may deem appropriate) may establish a program under which Participants will have RSUs subject to Section 7 credited upon their exercise of Options, rather than receiving Shares at that time.

5.11 Certain Incentive Stock Option Provisions.

        (a)   In no event may an Incentive Stock Option be granted other than to employees of the Company or a "subsidiary corporation" or a "parent corporation," as each is defined in Section 424(f) of the Code, with respect to the Company. The aggregate Fair Market Value, determined as of the date an Option is granted, of the Common Stock for which any Optionee may be awarded Incentive Stock Options which are first exercisable by the Optionee during any calendar year under the Plan (or any other stock option plan required to be taken into account under Section 422(d) of the Code) shall not exceed $100,000. To the extent the $100,000 limit referred to in the preceding sentence is exceeded, an Option will be treated as a Non-Qualified Stock Option.

        (b)   If Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by an Optionee prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of Shares to the Optionee pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company (or an Affiliate) thereupon has a tax-withholding obligation, shall pay to the Company (or such Affiliate) an amount equal to any withholding tax the Company (or Affiliate) is required to pay as a result of the disqualifying disposition.

        (c)   The Option Price with respect to each Incentive Stock Option shall not be less than 100%, or 110% in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners), of the Fair Market Value of a Share on the day the Option is granted. Also, in the case of such an individual who is granted an Incentive Stock Option, the term of such Option shall be no more than five years from the date of grant.

6.     PROVISIONS APPLICABLE TO RESTRICTED STOCK.

6.1   Grant of Restricted Stock.

        (a)   In connection with the grant of Restricted Stock, whether or not performance goals (as provided for under Section 10) apply thereto, the Committee shall establish one or more vesting periods with respect to the shares of Restricted Stock granted, the length of which shall be determined in the discretion of the Committee. Subject to the provisions of this Section 6, the applicable Award Agreement and the other provisions of the Plan, restrictions on Restricted Stock shall lapse if the Grantee satisfies all applicable employment or other service requirements through the end of the applicable vesting period.

        (b)   Subject to the other terms of the Plan, the Committee may, in its discretion as reflected by the terms of the applicable Award Agreement: (i) authorize the granting of Restricted Stock to Eligible Persons; (ii) provide a specified purchase price for the Restricted Stock (whether or not the payment of a purchase price is required by any state law applicable to the Company); (iii) determine the restrictions applicable to Restricted Stock and (iv) determine or impose other conditions, including any applicable Performance Goals, to the grant of Restricted Stock under the Plan as it may deem appropriate.

6.2   Certificates/Book Entry.

        (a)   Unless otherwise provided by the Committee, a "book entry" (by computerized or manual entry) shall be made in the records of the Company (or, if applicable, the Company's transfer agent) to evidence an award of Shares of Restricted Stock.

        (b)   If the Shares of Restricted Stock are not evidenced in "book entry" form in accordance with Section 6.2(a), each Grantee of Restricted Stock shall be issued a stock certificate in respect of Shares of Restricted Stock awarded under the Plan. Each such certificate shall be registered in the name of the Grantee. Without limiting the generality of Section 4.1(c), the certificates for Shares of Restricted Stock issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate, and, without limiting the generality of the foregoing, shall bear a legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

        THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE COHEN & COMPANY INC. 2020 LONG-TERM INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND COHEN & COMPANY INC. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICES OF COHEN & COMPANY INC. AT CIRA CENTRE, 2929 ARCH STREET, SUITE 1703, PHILADELPHIA, PENNSYLVANIA 19104.

        (c)   The Committee shall require that any stock certificates evidencing such Shares be held in custody by the Company or its designee until the restrictions hereunder shall have lapsed, and that, as a condition of any Award of Restricted Stock, the Grantee shall have delivered to the Company or its designee a stock power, endorsed in blank, relating to the stock covered by such Award. If and when such restrictions so lapse, the stock certificates shall be delivered by the Company to the Grantee or his or her designee as provided in Section 6.3 (and the stock power shall cease to be of effect).

6.3   Restrictions and Conditions.

        Unless otherwise provided by the Committee, the Shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

        (i)    Subject to the provisions of the Plan and the Award Agreements, during a period commencing with the date of such Award and ending on the date the period of forfeiture with respect to such Shares lapses, the Grantee shall not be permitted voluntarily or involuntarily to sell, transfer, pledge, anticipate, alienate, encumber or assign Shares of Restricted Stock awarded under the Plan (or have such Shares attached or garnished). Subject to the provisions of the Award Agreements and clause (iii) below, the period of forfeiture with respect to Shares granted hereunder shall lapse as provided in the applicable Award Agreement. Notwithstanding the foregoing, unless otherwise expressly provided by the Committee, the period of forfeiture with respect to such Shares shall only lapse as to whole Shares.

        (ii)   Except as provided in the foregoing clause (i), below in this clause (ii), or as otherwise provided in the applicable Award Agreement, the Grantee shall have, in respect of the Shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the Shares and the right to receive any cash dividends as and when such dividends are declared and paid by the Company (or as soon as practicable thereafter); provided, however, that cash dividends on such Shares shall, unless otherwise provided by the Committee, be held by the Company (unsegregated as a part of its general assets) until the period of forfeiture lapses (and forfeited if the underlying Shares are forfeited), and paid over to the Grantee (without interest) as soon as practicable after such period lapses (if not forfeited). Certificates for Shares (not subject to restrictions) shall be delivered to the Grantee or his or her designee promptly after, and only after, the period of forfeiture shall lapse without forfeiture in respect of such Shares of Restricted Stock.

        (iii)  Except as otherwise provided in the applicable Award Agreement, and subject to clause (iv) below, if the Grantee has a Termination of Service by the Company and Subsidiaries (or, if applicable, Affiliates) for Cause, or by the Grantee for any reason during the applicable period of forfeiture, then (A) all Shares still subject to restriction shall thereupon, and with no further action, be forfeited by the

Grantee, and (B) the Company shall pay to the Grantee as soon as practicable (and in no event more than 30 days) after such termination an amount, equal to the lesser of (x) the amount paid by the Grantee for such forfeited Restricted Stock as contemplated by Section 6.1, and (y) the Fair Market Value on the date of termination of the forfeited Restricted Stock.

        (iv)  Subject to the provisions of the Award Agreement, in the event the Grantee has a Termination of Service on account of death, Disability or Retirement, or the Grantee has a Termination of Service by the Company and Subsidiaries for any reason other than Cause, or in the event of a Termination Event (regardless of whether a termination follows thereafter), during the applicable period of forfeiture, then restrictions under the Plan will immediately lapse on all Restricted Stock granted to the applicable Grantee.

7.     PROVISIONS APPLICABLE TO RESTRICTED STOCK UNITS.

7.1   Grant of RSUs.

        Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement: (i) authorize the granting of RSUs to Eligible Persons and (ii) determine or impose other conditions to the grant of RSUs under the Plan as it may deem appropriate.

7.2   Term.

        The Committee may provide in an Award Agreement that any particular RSU shall expire at the end of a specified term.

7.3   Vesting.

        RSUs shall vest as provided in the applicable Award Agreement.

7.4   Settlement of RSUs.

        (a)   Each vested and outstanding RSU shall be settled by the transfer to the Grantee of one Share; provided that, the Committee at the time of grant (or, in the appropriate case, as determined by the Committee, thereafter) may provide that, after consideration of possible accounting issues, an RSU may be settled (i) in cash at the applicable RSU Value, (ii) in cash or by transfer of Shares as elected by the Grantee in accordance with procedures established by the Committee or (iii) in cash or by transfer of Shares as elected by the Company.

        (b)   Payment (whether of cash or Shares) in respect of RSUs shall be made in a single sum by the Company; provided that, with respect to RSUs of a Grantee which have a common Settlement Date, the Committee may permit the Grantee to elect in accordance with procedures established by the Committee (taking into account, without limitation, Section 409A of the Code, as the Committee may deem appropriate) to receive installment payments over a period not to exceed 10 years, rather than a single-sum payment.

        (c)   Unless otherwise provided in the applicable Award Agreement, the "Settlement Date" with respect to an RSU is the first day of the month to follow the date on which the RSU vests; provided that a Grantee may elect, in accordance with procedures to be established by the Committee, that such Settlement Date will be deferred as elected by the Grantee to the first day of the month to follow the Grantee's Termination of Service, or such other time as may be permitted by the Committee. Unless otherwise determined by the Committee, elections under this Section 7.4(c) must, except as may otherwise be permitted under the rules applicable under Section 409A of the Code, (A) be effective at least one year after they are made, or, in the case of payments to commence at a specific time, be made at least one year before the first scheduled payment and (B) defer the commencement of distributions (and each affected distribution) for at least five years.

          (i)    Notwithstanding Section 7.4(c), the Committee may provide that distributions of RSUs can be elected at any time in those cases in which the RSU Value is determined by reference to Fair Market Value to the extent in excess of a base value, rather than by reference to unreduced Fair Market Value.

          (ii)   Notwithstanding the foregoing, and unless otherwise provided in the applicable Award Agreement, the Settlement Date, if not earlier pursuant to this Section 7.4(c), is the date of the Grantee's death.

        (d)   Notwithstanding the other provisions of this Section 7, and unless otherwise provided in the applicable Award Agreement, in the event of a Termination Event, the Settlement Date shall be the date of such Termination Event and all amounts due with respect to RSUs to a Grantee hereunder shall be paid as soon as practicable (but in no event more than 30 days) after such Termination Event, unless such Grantee elects otherwise in accordance with procedures established by the Committee.

        (e)   Notwithstanding any other provision of the Plan, a Grantee may receive any amounts to be paid in installments as provided in Section 7.4(b) or deferred by the Grantee as provided in Section 7.4(c) in the event of an "Unforeseeable Emergency." For these purposes, an "Unforeseeable Emergency," as determined by the Committee in its sole discretion, is a severe financial hardship to the Grantee resulting from a sudden and unexpected illness or accident of the Grantee or "dependent," as defined in Section 152(a) of the Code, of the Grantee, loss of the Grantee's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Grantee. The circumstances that will constitute an Unforeseeable Emergency will depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved:

          (i)    through reimbursement or compensation by insurance or otherwise,

          (ii)   by liquidation of the Grantee's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or

          (iii)  by future cessation of the making of additional deferrals under Section 7.4(b) and 7.4(c).

        Without limitation, the need to send a Grantee's child to college or the desire to purchase a home shall not constitute an Unforeseeable Emergency. Distributions of amounts because of an Unforeseeable Emergency shall be permitted to the extent reasonably needed to satisfy the emergency need.

7.5   Other RSUs Provisions.

        (a)   Rights to payments with respect to RSUs granted under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, garnishment, levy, execution, or other legal or equitable process, either voluntary or involuntary; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish, or levy or execute on any right to payments or other benefits payable hereunder, shall be void.

        (b)   (b) A Grantee may designate in writing, on forms to be prescribed by the Committee, a beneficiary or beneficiaries to receive any payments payable after his or her death and may amend or revoke such designation at any time. If no beneficiary designation is in effect at the time of a Grantee's death, payments hereunder (if any) shall be made to the Grantee's estate. If a Grantee with a vested RSU dies, such RSU shall be settled and the RSU Value in respect of such RSUs paid, and any payments deferred pursuant to an election under Section 7.4(c) shall be accelerated and paid, as soon as practicable (but no later than 60 days) after the date of death to such Grantee's beneficiary or estate, as applicable.

        (c)   The Committee may establish a program under which distributions with respect to RSUs may be deferred for periods in addition to those otherwise contemplated by foregoing provisions of this Section 7. Such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Committee, provisions under which Participants may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.

        (d)   Notwithstanding any other provision of this Section 7, any fractional RSU will be paid out in cash at the RSU Value as of the Settlement Date.

        (e)   No RSU shall be construed to give any Grantee any rights with respect to Shares or any ownership interest in the Company. Except as may be provided in accordance with Section 8, no provision of the Plan shall be interpreted to confer upon any Grantee any voting, dividend or derivative or other similar rights with respect to any RSU.

8.     PROVISIONS APPLICABLE TO DIVIDEND EQUIVALENT RIGHTS.

8.1   Grant of Dividend Equivalent Rights.

        Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the Award Agreements, authorize the granting of Dividend Equivalent Rights to Eligible Persons based on the regular cash dividends declared on Common Stock, to be credited as of the dividend payment dates, during the period between the date an Award is granted, and the date such Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalent Rights shall be converted to cash or additional Shares by such formula and at such time and subject to such limitation as may be determined by the Committee. With respect to Dividend Equivalent Rights granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalent Rights shall be payable regardless of whether such Option is exercised. If a Dividend Equivalent Right is granted in respect of another Award hereunder, then, unless otherwise stated in the Award Agreement, in no event shall the Dividend Equivalent Right be in effect for a period beyond the time during which the applicable portion of the underlying Award is in effect.

8.2   Certain Terms.

        (a)   The term of a Dividend Equivalent Right shall be set by the Committee in its discretion.

        (b)   Unless otherwise determined by the Committee, except as contemplated by Section 8.4, a Dividend Equivalent Right is exercisable or payable only while the Participant is an Eligible Person.

        (c)   Payment of the amount determined in accordance with Section 8.1 shall be in cash, in Common Stock or a combination of the two, as determined by the Committee.

        (d)   The Committee may impose such employment-related conditions on the grant of a Dividend Equivalent Right as it deems appropriate in its discretion.

8.3   Other Types of Dividend Equivalent Rights.

        The Committee may establish a program under which Dividend Equivalent Rights of a type whether or not described in the foregoing provisions of this Section 8 may be granted to Participants. For example, and without limitation, the Committee may grant a dividend equivalent right in respect of each Share subject to an Option or with respect to an RSU, which right would consist of the right

(subject to Section 8.4) to receive a cash payment in an amount equal to the dividend distributions paid on a Share from time to time.

8.4   Deferral.

        The Committee may establish a program (taking into account, without limitation, the possible application of Section 409A of the Code, as the Committee may deem appropriate) under which Participants (i) will have RSUs credited, subject to the terms of Sections 7.4 and 7.5 as though directly applicable with respect thereto, upon the granting of Dividend Equivalent Rights, or (ii) will have payments with respect to Dividend Equivalent Rights deferred. In the case of the foregoing clause (ii), such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Committee, provisions under which Participants may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.

9.     OTHER EQUITY-BASED AWARDS.

        The Committee shall have the right to grant (i) other Awards based upon the Common Stock having such terms and conditions as the Committee may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of Stock Appreciation Rights and (ii) interests (which may be expressed as units or otherwise) in Subsidiaries, as applicable.

10.   PERFORMANCE GOALS.

        The Committee, in its discretion, may in the case of Awards (including, in particular, Awards other than Options) (i) establish one or more performance goals ("Performance Goals") as a precondition to the issuance or vesting of Awards, and (ii) provide, in connection with the establishment of the Performance Goals, for predetermined Awards to those Participants (who continue to meet all applicable eligibility requirements) with respect to whom the applicable Performance Goals are satisfied. The Performance Goals shall be based upon the criteria set forth in Exhibit A hereto which is hereby incorporated herein by reference as though set forth in full. Prior to the award or vesting, as applicable, of affected Awards hereunder, the Committee shall have certified that any applicable Performance Goals, and other material terms of the Award, have been satisfied.

11.   TAX WITHHOLDING.

11.1 In General.

        The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding determined by the Committee to be required by law. Without limiting the generality of the foregoing, the Committee may, in its discretion, require the Participant to pay to the Company at such time as the Committee determines the amount that the Committee deems necessary to satisfy the Company's obligation to withhold federal, state or local income or other taxes incurred by reason of (i) the exercise of any Option, (ii) the lapsing of any restrictions applicable to any Restricted Stock, (iii) the receipt of a distribution in respect of RSUs or Dividend Equivalent Rights or (iv) any other applicable income-recognition event (for example, an election under Section 83(b) of the Code).

11.2 Share Withholding.

        (a)   Upon exercise of an Option, the Optionee may, if approved by the Company in its discretion, make a written election to have Shares then issued withheld by the Company from the Shares otherwise to be received, or to deliver previously owned Shares, in order to satisfy the liability for such withholding taxes. In the event that the Optionee makes, and the Company permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes. Where the exercise of an Option does not give rise to an obligation by the Company to withhold federal, state or local income or other taxes on the date of exercise, but may give rise to such an obligation in the future, the Company may, in its discretion, make such arrangements and impose such requirements as it deems necessary or appropriate.

        (b)   Upon lapsing of restrictions on Restricted Stock (or other income-recognition event), the Grantee may, if approved by the Company in its discretion, make a written election to have Shares withheld by the Company from the Shares otherwise to be released from restriction, or to deliver previously owned Shares (not subject to restrictions hereunder), in order to satisfy the liability for such withholding taxes. In the event that the Grantee makes, and the Company permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes.

        (c)   Upon the making of a distribution in respect of RSUs or Dividend Equivalent Rights, the Grantee may, if approved by the Company in its discretion, make a written election to have amounts (which may include Shares) withheld by the Company from the distribution otherwise to be made, or to deliver previously owned Shares (not subject to restrictions hereunder), in order to satisfy the liability for such withholding taxes. In the event that the Grantee makes, and the Company permits, such an election, any Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes.

11.3 Withholding Required.

        Notwithstanding anything contained in the Plan or the Award Agreement to the contrary, the Participant's satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the Company's obligation as may otherwise be provided hereunder to provide Shares to the Participant and to the release of any restrictions as may otherwise be provided hereunder, as applicable; and the applicable Option, Restricted Stock, RSUs or Dividend Equivalent Rights shall be forfeited upon the failure of the Participant to satisfy such requirements with respect to, as applicable, (i) the exercise of the Option, (ii) the lapsing of restrictions on the Restricted Stock (or other income-recognition event) or (iii) distributions in respect of any RSU or Dividend Equivalent Right.

12.   REGULATIONS AND APPROVALS.

        (a)   The obligation of the Company to sell Shares with respect to an Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

        (b)   The Committee may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to an Award.

        (c)   Each grant of Options, Restricted Stock, RSU (or issuance of Shares in respect thereof) or Dividend Equivalent Rights (or issuance of Shares in respect thereof), or other Award under Section 9 (or issuance of Shares in respect thereof), is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of Options, Shares of Restricted Stock, RSUs, Dividend Equivalent Rights, other Awards or other Shares, no payment shall be made, or RSUs or Shares issued or grant of

Restricted Stock or other Award made, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Committee.

        (d)   In the event that the disposition of stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required under the Securities Act, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that such Shares are acquired for investment only and not with a view to distribution and that such Shares will be disposed of only if registered for sale under the Securities Act or if there is an available exemption for such disposition.

        (e)   Notwithstanding any other provision of the Plan, the Company shall not be required to take or permit any action under the Plan or any Award Agreement which, in the good-faith determination of the Company, would result in a material risk of a violation by the Company of Section 13(k) of the Exchange Act.

13.   INTERPRETATION AND AMENDMENTS; OTHER RULES.

        The Committee may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate. Without limiting the generality of the foregoing, the Committee may (i) determine the extent, if any, to which Options, RSUs or Shares (whether or not Shares of Restricted Stock) or Dividend Equivalent Rights shall be forfeited (whether or not such forfeiture is expressly contemplated hereunder); (ii) interpret the Plan and the Award Agreements hereunder, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law, provided that the Committee's interpretation shall not be entitled to deference on and after a Termination Event except to the extent that such interpretations are made exclusively by members of the Committee who are individuals who served as Committee members before the Termination Event; and (iii) take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof. In the event of any dispute or disagreement as to the interpretation of the Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Committee, except as provided in clause (ii) of the foregoing sentence, shall be final and binding upon all persons. Unless otherwise expressly provided hereunder, the Committee, with respect to any grant, may exercise its discretion hereunder at the time of the Award or thereafter. The Board may amend the Plan as it shall deem advisable, except that no amendment may adversely affect a Participant with respect to an Award previously granted without such Participant's written consent unless such amendments are required in order to comply with applicable laws; provided, however, that the Plan may not be amended without stockholder approval in any case in which amendment in the absence of stockholder approval would cause the Plan to fail to comply with any applicable legal requirement or applicable exchange or similar rule.

14.   CHANGES IN CAPITAL STRUCTURE.

        (a)   If (i) the Company or Subsidiaries shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or Subsidiaries or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of the Company or Subsidiaries, or any distribution to holders of Common Stock other than cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the outstanding Awards, then:

          (i)    the maximum aggregate number and kind of Shares which may be made subject to Options and Dividend Equivalent Rights under the Plan, the maximum aggregate number and kind of Shares of Restricted Stock that may be granted under the Plan, the maximum aggregate number of RSUs and other Awards which may be granted under the Plan may be appropriately adjusted by the Committee in its discretion; and

        (b)   the Committee may take any such action as in its discretion shall be necessary to maintain each Participants' rights hereunder (including under their Award Agreements) so that they are substantially in their respective Options, RSUs and Dividend Equivalent Rights substantially proportionate to the rights existing in such Options, RSUs and Dividend Equivalent Rights prior to such event, including, without limitation, adjustments in (A) the number of Options, RSUs and Dividend Equivalent Rights (and other Awards under Section 9) granted, (B) the number and kind of shares or other property to be distributed in respect of Options, RSUs and Dividend Equivalent Rights (and other Awards under Section 9 as applicable), (C) the Option Price and RSU Value, and (D) performance-based criteria established in connection with Awards; provided that, in the discretion of the Committee, the foregoing clause (D) may also be applied in the case of any event relating to a Subsidiary if the event would have been covered under this Section 14(a) had the event related to the Company.

        To the extent that such action shall include an increase or decrease in the number of Shares (or units of other property then available) subject to all outstanding Awards, the number of Shares (or units) available under Section 4 shall be increased or decreased, as the case may be, proportionately, as may be determined by the Committee in its discretion.

        (c)   Any Shares or other securities distributed to a Grantee with respect to Restricted Stock or otherwise issued in substitution of Restricted Stock shall be subject to the restrictions and requirements imposed by Section 6, including depositing the certificates therefor with the Company together with a stock power and bearing a legend as provided in Section 6.2(c).

        (d)   If the Company shall be consolidated or merged with another corporation or other entity, each Grantee who has received Restricted Stock that is then subject to restrictions imposed by Section 6.3 may be required to deposit with the successor corporation the certificates, if any, for the stock or securities, or the other property, that the Grantee is entitled to receive by reason of ownership of Restricted Stock in a manner consistent with Section 6.2(c), and such stock, securities or other property shall become subject to the restrictions and requirements imposed by Section 6.3, and the certificates therefor or other evidence thereof shall bear a legend similar in form and substance to the legend set forth in Section 6.2(c).

        (e)   If a Termination Event shall occur, then the Committee, as constituted immediately before the Termination Event, may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the Termination Event, provided that the Committee determines that such adjustments do not have an adverse economic impact on the Participant as determined at the time of the adjustments.

        (f)    The judgment of the Committee with respect to any matter referred to in this Section 14 shall be conclusive and binding upon each Participant without the need for any amendment to the Plan.

        (g)   Other than as otherwise permitted under this Section 14, without the prior approval of the Company's stockholders: (i) the Option Price, with respect to an Option, or grant price, with respect to a Stock Appreciation Right, may not be reduced below the price established at the time of grant thereof and (ii) an outstanding Option or Stock Appreciation Right may not be cancelled and replaced with a new Award with a lower exercise or grant price.

15.   MISCELLANEOUS.

15.1 No Rights to Employment or Other Service.

        Nothing in the Plan or in any grant made pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Company, the Subsidiaries or Affiliates or interfere in any way with the right of the Company, the Subsidiaries or Affiliates and their stockholders to terminate the individual's employment or other service at any time.

15.2 Right of First Refusal; Right of Repurchase.

        At the time of grant, the Committee may provide in connection with any grant made under the Plan that Shares received hereunder shall be subject to a right of first refusal pursuant to which the Company shall be entitled to purchase such Shares in the event of a prospective sale of the Shares, subject to such terms and conditions as the Committee may specify at the time of grant or (if permitted by the Award Agreement) thereafter, and to a right of repurchase, pursuant to which the Company shall be entitled to purchase such Shares at a price determined by, or under a formula set by, the Committee at the time of grant or (if permitted by the Award Agreement) thereafter.

15.3 No Fiduciary Relationship.

        Nothing contained in the Plan (including without limitation Sections 7.5(c) and 8.4), and no action taken pursuant to the provisions of the Plan, shall create or shall be construed to create a trust of any kind, or a fiduciary relationship between the Company or Subsidiaries, or their, officers or the Committee, on the one hand, and the Participant, the Company, Subsidiaries or any other person or entity, on the other.

15.4 Section 409A.

        This Plan is intended to comply and shall be administered in a manner that is intended to comply with the requirement of Section 409A of the Code (including the Treasury Department guidance and regulations issued thereunder), and shall be construed and interpreted in accordance with such intent. If the Committee determines that an Award, Award document, payment, transaction or any other action or arrangement contemplated by the provisions of this Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Section 409A of the Code, then unless the Committee specifically provides otherwise, such Award, Award document, payment, transaction or other Award documents will be deemed modified or, if necessary, suspended in order to comply with the requirements of Section 409A of the Code to the extent determined appropriate by the Committee, in each case without the consent of the Participant.

15.5 Claims Procedures.

        (a)   To the extent that the Plan is determined by the Committee to be subject to the Employee Retirement Income Security Act of 1974, as amended, the Grantee, or his beneficiary hereunder or authorized representative, may file a claim for payments with respect to RSUs under the Plan by written communication to the Committee or its designee. A claim is not considered filed until such communication is actually received. Within 90 days (or, if special circumstances require an extension of time for processing, 180 days, in which case notice of such special circumstances should be provided within the initial 90-day period) after the filing of the claim, the Committee will either:

          (i)    approve the claim and take appropriate steps for satisfaction of the claim; or

          (ii)   if the claim is wholly or partially denied, advise the claimant of such denial by furnishing to him a written notice of such denial setting forth (A) the specific reason or reasons for the denial; (B) specific reference to pertinent provisions of the Plan on which the denial is based and, if the denial is based in whole or in part on any rule of construction or interpretation adopted by the Committee, a reference to such rule, a copy of which shall be provided to the claimant; (C) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of the reasons why such material or information is necessary; and (D) a reference to this Section 15.5 as the provision setting forth the claims procedure under the Plan.

        (b)   The claimant may request a review of any denial of such claim by written application to the Committee within 60 days after receipt of the notice of denial of such claim.

        Within 60 days (or, if special circumstances require an extension of time for processing, 120 days, in which case notice of such special circumstances should be provided within the initial 60-day period) after receipt of written application for review, the Committee will provide the claimant with its decision in writing, including, if the claimant's claim is not approved, specific reasons for the decision and specific references to the Plan provisions on which the decision is based.

15.6 No Fund Created.

        Any and all payments hereunder to any Grantee shall be made from the general funds of the Company, no special or separate fund shall be established or other segregation of assets made to assure such payments, and the RSUs (including for purposes of this Section 15.6 any accounts established to facilitate the implementation of Section 7.4(c)) and any other similar devices issued hereunder to account for Plan obligations do not constitute Common Stock and shall not be treated as (or as giving rise to) property or as a trust fund of any kind; provided, however, that the Company may establish a mere bookkeeping reserve to meet its obligations hereunder or a trust or other funding vehicle that would not cause the Plan to be deemed to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The obligations of the Company under the Plan are unsecured and constitute a mere promise by the Company to make benefit payments in the future and, to the extent that any person acquires a right to receive payments under the Plan from the Company, such right shall be no greater than the right of a general unsecured creditor of the Company. (If any Affiliate is or is made responsible with respect to any Awards, the foregoing sentence shall apply with respect to such Affiliate.) Without limiting the foregoing, RSUs and any other similar devices issued hereunder to account for Plan obligations are solely a device for the measurement and determination of the amounts to be paid to a Grantee under the Plan, and each Grantee's right in the RSUs and any such other devices is limited to the right to receive payment, if any, as may herein be provided.

15.7 Notices.

        All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Participant, shall be delivered personally, sent by facsimile transmission or mailed to the Participant at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 15.7.

15.8 Exculpation and Indemnification.

        The Company shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person's duties, responsibilities and obligations under the Plan, to the maximum extent permitted by law, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct or criminal acts of such persons.

15.9 Captions.

        The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.

15.10  Governing Law.

        THE PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAW WHICH COULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF MARYLAND.

EXHIBIT A

PERFORMANCE CRITERIA

        Performance-Based Awards may be payable upon the attainment of objective performance goals that are established by the Committee and relate to one or more Performance Criteria, in each case on specified date or over any period, up to 10 years, as determined by the Committee. Performance Criteria may (but need not) be based on the achievement of the specified levels of performance under one or more of the measures set out below relative to the performance of one or more other corporations or indices.

        Performance Goals shall be based on one or more of the following business criteria (which may be determined for these purposes either by reference to the Company as a whole or by reference to any one or more of its subsidiaries, operating divisions or other operating units): stock price, revenues, pretax income, operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reductions and savings, return on revenues, productivity, level of managed assets and near or long-term earnings potential, or any variation or combination of the preceding business criteria.

        The foregoing Performance Goals may be stated in absolute terms or may be expressed relative to performance in a specified prior period or to the performance of other specified enterprises. In addition, the Committee may utilize as an additional performance measure, the attainment by a Participant of one or more personal objectives and/or goals that the Committee deems appropriate, including, but not limited to, implementation of Company policies, negotiation of significant corporate transactions, development of long-term business goals or strategic plans for the Company, or the exercise of specific areas of managerial responsibility. To the extent specified by the Committee in an Award or by other action taken by the Committee at the time Performance Goals for a performance period are established, the measurement of specified performance goals may be subject to adjustment to exclude items of gain, loss or expense that are determined to be extraordinary or unusual in nature, infrequent in occurrence, related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principles, all as determined in accordance with standards published by the Financial Accounting Standards Board (or any predecessor or successor body) from time to time. In addition, equitable adjustments will be made to any performance goal related to Company stock (e.g., earnings per share) to reflect changes in corporate capitalization, including, without limitation, stock splits and reorganizations.

PRELIMINARY PROXY CARD,
SUBJECT TO COMPLETION, DATED APRIL 21, 2020

COHEN & COMPANY INC.
2929 ARCH STREET
SUITE 1703
PHILADELPHIA, PA 19104

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/COHN2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D10547-P38641

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

COHEN & COMPANY INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees:

01) Daniel G. Cohen
02) G. Steven Dawson
03) Jack J. DiMaio, Jr.
04) Jack Haraburda
05) Diana Louise Liberto

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposals:

NOTE: In their discretion, the proxies are authorized to vote upon such other matters which may properly come before the annual meeting or any adjournments or postponements thereof.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED.

IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS INDICATED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR EACH DIRECTOR NOMINEE AND FOR PROPOSALS 2, 3 AND 4.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 2019 Annual Report are available at www.proxyvote.com.

D10548-P38641

COHEN & COMPANY INC.
Annual Meeting of Stockholders
June 18, 2020 at 10:00 A.M., Eastern Time
This proxy is solicited by the Board of Directors

The undersigned stockholder of COHEN & COMPANY INC., a Maryland corporation (the "Company"), hereby appoints Joseph W. Pooler, Jr. and Douglas Listman, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the 2020 Annual Meeting of Stockholders to be held on June 18, 2020 at 10:00 A.M., Eastern Time, via the Internet at www.virtualshareholdermeeting.com/COHN2020, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS INDICATED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE ELECTION OF MESSRS. COHEN, DAWSON, DIMAIO AND HARABURDA AND MS. LIBERTO AND FOR PROPOSALS 2, 3 AND 4.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side